$500,000,000
                  500,000 UNITS OF LIMITED PARTNERSHIP INTEREST
                         MERRILL LYNCH KECALP L.P. 1999

$1,000 PER UNIT                            MINIMUM INVESTMENT--5 UNITS ($5,000)

          Merrill Lynch KECALP L.P. 1999 (the "Partnership") hereby offers 500,000 units of limited partnership interest (the "Units") in the Partnership to certain employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries, to non-employee directors of ML & Co. and to members of the Advisory Committee of the General Partner, as defined below ("Eligible
Investors"). Units are also being offered to ML & Co. for purchase in connection with a deferred compensation program of ML & Co. for certain of its key employees. The Partnership's principal offices are at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123. Its telephone number is (212) 236-7302. KECALP Inc., a wholly-owned subsidiary of ML & Co., is the general partner (the "General Partner") of the Partnership. The Partnership will operate as a closed-end investment company of the management type. The General Partner has obtained an order from the Securities and Exchange Commission exempting the Partnership, as an "employees' securities company", from certain provisions of the Investment Company Act of 1940. See "Exemptions from the Investment Company Act of 1940".

          The principal investment objective of the Partnership is long-term capital appreciation. It is expected that a significant portion of the proceeds of this offering will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities and transactions involving financial restructurings or recapitalizations of operating companies, as described herein. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The Partnership's investments may be made directly or through the purchase of interests in other funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for long-term capital appreciation and/or income generation. The Partnership's investment policies involve a very high degree of risk. See "Investor Suitability Standards", "Conflicts of Interest", "Risk and Other Important Factors" and "Investment Objective and Policies". The Partnership may borrow funds for investment in securities, which would have the effect of leveraging the Units. See "Investment Objective and Policies--Leverage".

          The Units are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") on a "best efforts" basis. Eligible Investors must submit completed subscription documents not later than November 1, 1998, or such other subsequent date, not later than February 5, 1999, as MLPF&S and the General Partner may agree upon. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon MLPF&S shall promptly debit funds from accepted investors' accounts for payment into the Partnership's escrow account. The General Partner will also advise prospective investors of the termination date of the offering (the "Offering Termination Date"). If subscriptions (including subscriptions of ML & Co.) for 75,000 Units have not been received by the Offering Termination Date, no Units will be sold. Funds paid by subscribers will be deposited in a bank escrow account, and, if the required minimum is not obtained or other conditions not satisfied, will be refunded promptly with interest, if any. Subscriptions deposited in the escrow account may not be terminated or withdrawn by subscribers. See "Offering and Sale of Units".

                           --------------------------

          This   Prospectus  sets  forth   concisely   information   about  the
Partnership that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.

                           --------------------------

        THE UNITS ARE A SPECULATIVE INVESTMENT AND THIS OFFERING INVOLVES
           VARIOUS SUBSTANTIAL RISKS AS DESCRIBED IN THIS PROSPECTUS.

                           --------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
              COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
             UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------- --------------- ------------- --------------------------
                       PRICE TO PUBLIC SALES LOAD(1) PROCEEDS TO PARTNERSHIP(2)
---------------------- --------------- ------------- --------------------------
Per Unit.............         $1,000       --                  $1,000
Total Minimum........    $75,000,000       --             $75,000,000
Total Maximum........   $500,000,000       --             $500,000,000
---------------------- --------------- ------------- --------------------------
                                                       (footnotes on next page)

                               MERRILL LYNCH & CO.

                             ----------------------

                THE DATE OF THIS PROSPECTUS IS SEPTEMBER 3, 1998.

(Continued from cover page)

(1) No sales commission will be charged purchasers of Units. The General Partner has agreed to indemnify MLPF&S against certain liabilities, including liabilities under the Securities Act of 1933. See "Offering and Sale of Units".

(2) Before deducting organizational and offering expenses payable by the Partnership, estimated at $500,000 but not exceeding 1.5% of the proceeds of the offering. The General Partner will bear the remaining costs, if any, of forming the Partnership and registering the Units under the Securities Act of 1933 and the securities laws of various states.

          NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

          UNTIL FEBRUARY 5, 1999, ALL DEALERS EFFECTING TRANSACTIONS IN THE UNITS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A CURRENT COPY OF THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                         INVESTOR SUITABILITY STANDARDS

          Only employees of ML & Co. and its subsidiaries, non-employee directors of ML & Co. and members of the Advisory Committee of the General Partner, who meet the suitability standards described below ("Eligible Investors"), together with ML & Co., will be eligible to purchase Units. THE PURCHASE OF UNITS INVOLVES SIGNIFICANT RISKS AND UNITS ARE NOT A SUITABLE INVESTMENT FOR ALL QUALIFIED INVESTORS. See "Risk and Other Important Factors".

          1. Substantial Means and Net Worth. The purchase of Units is suitable only for those persons who have no need for liquidity in this investment and who have adequate means of providing for their current needs and contingencies. Accordingly, no Units will be sold to an employee of ML & Co. or its subsidiaries, a non-employee director of ML & Co., or a member of the Advisory Committee of the General Partner, unless such investor (i) in the case of employees of ML & Co. or its subsidiaries, had an annual salary in an amount which, together with bonus received from ML & Co. or its subsidiaries in respect of 1997, equaled at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000, or (ii) in the case of non-employee directors of ML & Co. and members of the Advisory Committee, (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000. Investors will be required to represent in writing in the Subscription Agreement that they meet the applicable requirements. Investors who can make such representation, together with ML & Co., are hereinafter referred to as "Qualified Investors".

          2. Ability and Willingness to Accept Risks. The economic benefit from an investment in the Partnership depends on many factors beyond the control of the General Partner, including general economic conditions, changes in governmental regulation, inflation, tax treatment of portfolio investments and resale value of such investments. Accordingly, the suitability for any Qualified Investor of a purchase of Units will depend on, among other things, such investor's investment objectives and such investor's ability to accept speculative risks. See "Risk and Other Important Factors".

          3. Ability to Accept Limitations on Transferability. PURCHASERS OF UNITS SHOULD VIEW THEIR INTEREST IN THE PARTNERSHIP AS A LONG-TERM, ILLIQUID INVESTMENT. Limited partners may not be able to liquidate their investment in the event of emergency or for any other reason because there is not any public market for Partnership Units and there are restrictions contained in the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), the form of which is attached as Exhibit A to this Prospectus, which are intended to prevent the development of a public market for Units. Moreover, the transferability of Units is subject to certain restrictions in the Partnership Agreement and may be affected by restrictions on resales imposed by the laws of some states. See "Transferability of Units".

                             SUMMARY OF THE OFFERING

          The summary information below should be read in conjunction with the detailed information provided elsewhere in this Prospectus.

          THE OFFERING:                     500,000     Units    of     limited
                                            partnership    interest    in   the
                                            Partnership,  each  representing  a
                                            capital   contribution  of  $1,000.
                                            MLPF&S is acting as  selling  agent
                                            for the Partnership and the General
                                            Partner.  The minimum investment is
                                            five Units  ($5,000) and additional
                                            Units   may   be    purchased    in
                                            increments   of  $1,000.   Eligible
                                            Investors  must  submit   completed
                                            subscription  documents  not  later
                                            than  November  1,  1998,  or  such
                                            subsequent  date,  not  later  than
                                            February  5, 1999,  as the  General
                                            Partner  and MLPF&S may  determine.
                                            Subsequent   to  such   date,   the
                                            General  Partner  will  advise such
                                            investors   as  to  whether   their
                                            subscriptions  have  been  accepted
                                            and thereupon MLPF&S shall promptly
                                            debit    funds    from     accepted
                                            investors'   accounts  for  payment
                                            into   the   Partnership's   escrow
                                            account.

                                            The  Partnership  is  also  offering
                                            Units to ML & Co. for purchase by it
                                            in connection  with its  obligations
                                            under  deferred  compensation  plans
                                            offered  by ML & Co. to  certain  of
                                            its key  employees.  Such  employees
                                            will  not,  themselves,  be  Limited
                                            Partners  of  the   Partnership   by
                                            virtue  of  their  participation  in
                                            such plan.  ML & Co. has advised the
                                            Partnership  that it may purchase up
                                            to  425,000  Units  as a  result  of
                                            participation by eligible  employees
                                            in such deferred  compensation plan.
                                            See    "Offering    and    Sale   of
                                            Units--Purchase  of  Units  by  ML &
                                            Co."

                                            The  General   Partner  will  advise
                                            investors of the termination date of
                                            the    offering    (the    "Offering
                                            Termination Date"). If subscriptions
                                            (including  subscriptions  of  ML  &
                                            Co.)  for   75,000   Units  are  not
                                            received by the Offering Termination
                                            Date,    the   offering    will   be
                                            terminated,  and all funds  received
                                            will be refunded with  interest,  if
                                            any,  actually  earned  thereon.  If
                                            subscriptions  for more than 500,000
                                            Units  are  received,   the  General
                                            Partner may reject any  subscription
                                            in whole or part. Funds paid for any
                                            subscription   for  Units   that  is
                                            rejected will be refunded  promptly.
                                            Certain       maximum       purchase
                                            restrictions   will  be  imposed  on
                                            Qualified  Investors  (see "Offering
                                            and Sale of Units--Maximum  Purchase
                                            by Qualified  Investor").  Qualified
                                            Investors    admitted   as   limited
                                            partners  are  hereinafter  referred
                                            to,   together   with  the   initial
                                            limited  partner and any substituted
                                            limited  partners,  as the  "Limited
                                            Partners". See "Offering and Sale of
                                            Units".

          THE PARTNERSHIP:                  A  Delaware   limited   partnership
                                            formed  on  July  10,   1998.   Its
                                            address  is  South   Tower,   World
                                            Financial   Center,   225   Liberty
                                            Street,    New   York,   New   York
                                            10080-6123    (telephone:     (212)
                                            236-7302).   The  Partnership  will
                                            operate as a closed-end  investment
                                            company  of  the  management   type
                                            under the Investment Company Act of
                                            1940.  An order  has been  obtained
                                            from the  Securities  and  Exchange
                                            Commission  (the  "SEC")  exempting
                                            the   Partnership    from   certain
                                            provisions   of   such   Act.   The
                                            functions and  responsibilities  of
                                            the General  Partner and the rights
                                            of   the   Limited   Partners   are
                                            authorized  by or  specified in the
                                            Partnership  Agreement.   See  "The
                                            Partnership",   "Summary   of   the
                                            Partnership      Agreement"     and
                                            "Exemptions   from  the  Investment
                                            Company Act of 1940".

          THE GENERAL PARTNER:              KECALP    Inc.     (the    "General
                                            Partner"),  an indirect  subsidiary
                                            of ML & Co.,  is  located  at South
                                            Tower,  World Financial Center, 225
                                            Liberty Street,  New York, New York
                                            10080-6123    (telephone:     (212)
                                            236-7302). The General Partner will
                                            manage    and    make    investment
                                            decisions   for  the   Partnership.
                                            KECALP  Inc.   has  served  as  the
                                            general  partner  of eight  limited
                                            partnerships,   which   have   been
                                            established    since   1983,    for
                                            investment by qualifying  employees
                                            of  ML  &  Co.  (collectively,  the
                                            "KECALP  Partnerships"),  and it is
                                            contemplated  that in the future it
                                            will serve in the same capacity for
                                            similar  partnerships  that  may be
                                            offered.  See "The General  Partner
                                            and Its Affiliates".

                                            The  General  Partner  has also been
                                            designated  to serve as Tax  Matters
                                            Partner  for  the  Partnership  with
                                            respect  to all  administrative  and
                                            judicial  proceedings relating to an
                                            audit  of  the  Partnership's   U.S.
                                            Federal   income   tax   information
                                            return.    See   "Tax   Aspects   of
                                            Investment in the Partnership".

          INVESTMENT OBJECTIVE:             The principal  investment objective
                                            of  the  Partnership  is  long-term
                                            capital    appreciation.    It   is
                                            expected that a significant portion
                                            of its assets  will be  invested in
                                            privately-offered            equity
                                            investments  in U.S.  and  non-U.S.
                                            issuers.      The     Partnership's
                                            investments may include  securities
                                            issued    in    leveraged    buyout
                                            transactions,     financings     of
                                            companies  in  an  early  stage  of
                                            development,  investments in growth
                                            equities and transactions involving
                                            financial     restructurings     or
                                            recapitalizations    of   operating
                                            companies,   as  described   below.
                                            Investments  may  also  be  made in
                                            real     estate      opportunities.
                                            Investments in non-U.S. issuers may
                                            include   opportunities   in   both
                                            emerging   markets  and   developed
                                            countries.     The    Partnership's
                                            investments may be made directly in
                                            portfolio  companies or through the
                                            purchase  of   interests  in  other
                                            investment  funds,  including hedge
                                            funds.  The  Partnership  may  make
                                            other  investments  in  equity  and
                                            fixed  income  securities  that the
                                            General      Partner      considers
                                            appropriate  in terms of  potential
                                            for  capital   appreciation  and/or
                                            income generation.  There can be no
                                            assurance  that  the  Partnership's
                                            investment    objective   will   be
                                            attained. See "Investment Objective
                                            and Policies".

                                            The  Partnership   anticipates  that
                                            many of its investments will be made
                                            available  to it by ML & Co.  or its
                                            affiliates.  Information  concerning
                                            potential  sources  of  investments,
                                            including  potential co-investment
                                            opportunities,  is set forth
                                            under  "Investment  Objective and
                                            Policies--Sources of Investment
                                            Opportunities".

          LEVERAGE:                         The  Partnership  is  authorized to
                                            borrow funds when it believes  such
                                            action is  desirable  to enable the
                                            Partnership to make new investments
                                            or follow-on investments.  Such use
                                            of   leverage   would    exaggerate
                                            increases   or   decreases  in  the
                                            Partnership's net assets.   See
                                            "Investment Objective and
                                            Policies--Leverage".

          REINVESTMENT POLICY:              The   General   Partner   has   the
                                            discretion    to    reinvest    all
                                            Partnership revenues. To the extent
                                            portfolio  investments are disposed
                                            of  within  two  years   after  the
                                            closing  of the sale of Units,  the
                                            General   Partner   will   consider
                                            reinvesting  all  or a  substantial
                                            portion of the proceeds realized by
                                            the   Partnership.   However,   the
                                            General  Partner does not expect to
                                            reinvest    proceeds    from    the
                                            liquidation       of      portfolio
                                            investments  (other than  temporary
                                            investments)  occurring  more  than
                                            two years  after the closing of the
                                            sale of Units, except in connection
                                            with follow-on  investments made in
                                            existing portfolio  companies.  The
                                            General  Partner may also cause the
                                            Partnership  to  maintain  reserves
                                            for  follow-on  investments  or  to
                                            apply    cash     received     from
                                            investments  to the  prepayment  of
                                            any   borrowings    made   by   the
                                            Partnership.  To  the  extent  that
                                            cash received by the Partnership is
                                            not required  for such  purposes or
                                            to  reimburse  the General  Partner
                                            for any expenses incurred,  it will
                                            be  distributed  to the Partners at
                                            least  annually.   See  "Investment
                                            Objective and Policies".

         PARTNERSHIP DISTRIBUTIONS
          AND ALLOCATIONS:                  If  the  Partnership  receives  the
                                            exemptive   order  described  under
                                            "Partnership  Expenses",  items  of
                                            income, gain,  deduction,  loss and
                                            credit will  generally be allocated
                                            to the  Partners in  proportion  to
                                            their capital contributions. If the
                                            Partnership  does not receive  such
                                            order, such items will generally be
                                            allocated   99%  to   the   Limited
                                            Partners  and  1%  to  the  General
                                            Partner;  the General  Partner will
                                            not  contribute  any  cash  to  the
                                            Partnership in exchange for such 1%
                                            interest   beyond   the  $99.00  it
                                            contributed  on  formation  of  the
                                            Partnership.   Cash   distributions
                                            will be made  in the  same  manner.
                                            The   General   Partner   may  make
                                            distributions of Partnership assets
                                            in  kind,   in   addition  to  cash
                                            distributions.   See   "Partnership
                                            Allocations and Distributions".

                                            In   computing   his   federal   tax
                                            liability, each Limited Partner will
                                            be required to take into account his
                                            allocable share of the Partnership's
                                            income,   gain,  loss,   deductions,
                                            credits and items of tax  preference
                                            for   any   taxable   year   of  the
                                            Partnership  ending  within  or with
                                            the  taxable  year of  such  Limited
                                            Partner,  without  regard to whether
                                            he has  received or will receive any
                                            distribution  from the  Partnership.
                                            The   Partnership   has   adopted  a
                                            calendar   year  for  tax  reporting
                                            purposes.    TO   THE   EXTENT   THE
                                            PARTNERSHIP    INVESTS    IN   OTHER
                                            INVESTMENT  FUNDS, IT MAY EXPERIENCE
                                            DELAYS  IN   OBTAINING   ANNUAL  TAX
                                            INFORMATION,   WHICH   MAY   REQUIRE
                                            LIMITED     PARTNERS    TO    OBTAIN
                                            EXTENSIONS  FOR  FILING  INCOME  TAX
                                            RETURNS.  See "The  Partnership" and
                                            "Tax  Aspects of  Investment  in the
                                            Partnership".

          DISSOLUTION:                      The  Partnership  term  extends  to
                                            December   31,    2039.    However,
                                            pursuant    to   the    Partnership
                                            Agreement,  the General Partner may
                                            dissolve the  Partnership,  without
                                            the    consent   of   the   Limited
                                            Partners, at any time after January
                                            1,  2005.  It is  not  the  General
                                            Partner's intention to dissolve the
                                            Partnership  prior to the time when
                                            the      Partnership's       equity
                                            investments    have   matured   and
                                            disposition of its other  portfolio
                                            investments  can be  effected.  See
                                            "Summary    of   the    Partnership
                                            Agreement".

          COMPENSATION AND FEES:            The   Partnership   will   pay  its
                                            organizational     and     offering
                                            expenses in an amount of up to 1.5%
                                            of the  proceeds  of the  offering.
                                            Under  the  terms  of an  exemptive
                                            order requested from the Securities
                                            and   Exchange    Commission   (the
                                            "SEC"),  the  Partnership  will pay
                                            its    operating    expenses    and
                                            reimburse  the General  Partner for
                                            its    personnel,    overhead   and
                                            administrative             expenses
                                            attributable  to  the  Partnership,
                                            subject to an annual  limit on such
                                            expense payments and reimbursements
                                            of   1.5%  of   Limited   Partners'
                                            capital  contributions.  Under this
                                            exemptive  order,  the  Partnership
                                            will also pay commissions and other
                                            fees  and   expenses   relating  to
                                            portfolio  investment  transactions
                                            (including            non-completed
                                            transactions).

                                            If the  Partnership  does not obtain
                                            the    exemptive    order   it   has
                                            requested,  the General Partner will
                                            pay all expenses,  fees, commissions
                                            and other  expenditures on behalf of
                                            the Partnership. The General Partner
                                            will be entitled  to receive  annual
                                            reimbursement  from the  Partnership
                                            for operating  expenses  incurred by
                                            the General  Partner with respect to
                                            the Partnership, in amounts up to 1%
                                            of   Limited    Partners'    capital
                                            contributions.  The Partnership will
                                            also  reimburse the General  Partner
                                            for    out-of-pocket     transaction
                                            expenses. Unreimbursed expenses paid
                                            by  the  General  Partner  shall  be
                                            deemed a contribution to capital and
                                            be    reflected   in   the   General
                                            Partner's  capital  account.   Since
                                            repayment of any positive  amount in
                                            a  Partner's  capital  account  is a
                                            priority item upon dissolution,  the
                                            General     Partner    may,     upon
                                            dissolution,   recoup   expenditures
                                            made on behalf of the Partnership in
                                            addition  to  its 1%  interest.  See
                                            "Partnership      Expenses"      and
                                            "Partnership     Allocations     and
                                            Distributions."

          RISKS: The purchase of Units involves a number of significant risk factors. See "Risk and Other Important Factors".

          HOW TO SUBSCRIBE:                 (a)    The    Qualified    Investor
                                            completes,   dates,   executes  and
                                            delivers to KECALP  Inc., a copy of
                                            the Limited Partner  Signature Page
                                            and Power of  Attorney  attached as
                                            part of the Subscription Agreement,
                                            a form  of  which  is  attached  as
                                            Exhibit B to this Prospectus.

                                            (b) The Qualified  Investor's MLPF&S
                                            securities  account  will be debited
                                            in the  amount  of  $1,000  for each
                                            Unit   (minimum   purchase  of  five
                                            Units) that he desires to  purchase.
                                            A securities  account will be opened
                                            by MLPF&S for any Qualified Investor
                                            who does not have such an account.

                              PARTNERSHIP EXPENSES

          The Partnership will pay its organizational and offering expenses in an amount of up to 1.5% of the proceeds of the offering. The Partnership will also pay the expenses described below.

          The General Partner has requested an exemptive order from the SEC governing the expenses to be paid by the Partnership and similar partnerships organized in the future. Under the terms of this order, the Partnership will pay its operating expenses and reimburse the General Partner for its personnel, overhead and administrative expenses attributable to the Partnership, subject to an annual limit on such expense payments and reimbursements of 1.5% of Limited Partners' capital contributions. Under such order, the Partnership will also pay commissions and other fees and expenses relating to the acquisition, monitoring and disposition of portfolio investments, including fees payable to MLPF&S, expenses relating to evaluation and negotiation of prospective investments, and litigation and similar expenses that are not subject to the annual limit on operating expenses.

          If the Partnership does not obtain the exemptive order it has requested, the General Partner will pay all expenses, fees, commissions and other expenditures on behalf of the Partnership, but will not be obligated to pay debt service on interest charges incurred in connection with Partnership investments. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 1.0% of the Limited Partners' capital contributions, of operating expenses incurred by the General Partner with respect to the Partnership. The Partnership will also reimburse the General Partner for out-of-pocket transaction expenses relating to the acquisition, monitoring and disposition of portfolio investments and the evaluation and negotiation of prospective investments.. Unreimbursed expenses paid by the General Partner shall be deemed a contribution to capital and be reflected in the General Partner's capital account. Since repayment of any positive amount in a Partner's capital account is a priority item upon dissolution, the General Partner may, upon dissolution, recoup expenditures made on behalf of the Partnership in addition to its 1% interest.

          The  following  table is intended to assist  potential  investors  in understanding the operating expenses associated with investing in the Partnership and assumes that the Partnership obtains the relief requested in the SEC exemptive order application referred to above.

Limited Partner Transaction Expenses

         Sales Load (as a percentage of offering price)................    None

Annual Expenses (as a percentage of net assets)

         Management Fee................................................     (1)

         Operating expenses and reimbursements to the General
           Partner(2)(3)(4)............................................    1.5%
                                                                           ----

         Total Annual Expenses.........................................    1.5%
                                                                           ====

         ------------------

         (1) Although the Partnership does not pay a management fee to the General Partner based upon a percentage of the assets or profits of the Partnership, the Partnership will reimburse the General Partner for its personnel, overhead and administrative expenses attributable to the Partnership, subject to an annual limit on such reimbursements (together with Fund operating expenses) of 1.5% of Limited Partner's capital contributions. The Partnership will also pay other expenses as described above, including those relating to the acquisition, monitoring and disposition of portfolio investments and the evaluation and negotiation of prospective investments. The Partnership currently anticipates that its total annual expenses will not exceed the foregoing 1.5% amount, although there can be no assurance that expenses will not exceed such amount.

         (2) Does not include portfolio transaction expenses incurred by the Partnership, management fees that may be payable by the Partnership to managers of any investment funds in which the Partnership invests, which will be accounted for as an item of Partnership expense, or expenses incurred by entities in which the Partnership invests.

         (3) Operating expenses and reimbursements to the General Partner have been estimated for the current year and assume Limited Partners' capital contributions of $75 million, the minimum for the Partnership's offering.

         (4) The Partnership will incur a one-time interest expense in respect of a borrowing incurred by the Partnership in August 1998 to acquire a $5,625,000 investment in Orbital Imaging Corporation. The borrowing accrues interest at a variable rate equal to MLPF&S's cost of funds (currently 5.62%). The borrowing, which is not included in the estimated operating expenses and reimbursements to the General Partner, will be repaid in full out of the proceeds of the offering.

                  Example

         An  investor  would  pay  the  following   cumulative   expenses  on  a
hypothetical $1,000 investment in the Partnership, assuming a 5% annual return:

         ONE YEAR            THREE YEARS         FIVE YEARS          TEN YEARS
         --------            -----------         ----------          ---------
           $15                   $45                 $75                $150

         This "Example" assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. However, Limited Partners will not be able to reinvest distributions of the Partnership. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission applicable to all investment companies. THE ASSUMED 5% ANNUAL RETURN AND ANNUAL EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED PARTNERSHIP PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

                        RISK AND OTHER IMPORTANT FACTORS

         The purchase of Units offered hereby involves a number of significant risk factors. In addition to risk factors set forth elsewhere in this Prospectus, prospective purchasers should consider the following:

A.       GENERAL RISKS

          1. Risk of Unspecified and Unprofitable Investments. The proceeds of this offering are intended to be invested primarily in speculative growth securities most of which have not yet been selected by the General Partner. Therefore, persons who purchase Units will not have an opportunity to evaluate for themselves the specific investments in which funds of the Partnership will be invested or the terms of any such investments. In addition, there can be no assurance that the Partnership's investments will prove to be profitable. The purchasers of Units must depend solely on the ability of the General Partner with respect to the selection and timing of investments. See "The General Partner and Its Affiliates" and "Investment Objective and Policies--Sources of Investment Opportunities".

          2. Availability of and Competition for Investments. The success of the Partnership depends upon the availability of appropriate investment opportunities. The availability of investment opportunities generally will be subject to market conditions. It may be expected that the Partnership will encounter substantial competition for certain investments, particularly from other entities having similar investment objectives. There can be no assurance that the Partnership will be successful in obtaining suitable investment opportunities or that a desirable mix of investments will be achieved.

          3. Delay in Partnership Investments. Although the General Partner will use its best efforts to commit Partnership funds as promptly as practicable, it is anticipated that there may be a significant period of time (up to three to four years) before the proceeds from the offering will be fully committed. In addition, investment funds in which the Partnership invests may not draw down on the Partnership's commitment (i.e., require the Partnership to contribute the funds it has previously committed) for an additional period of up to four to five years. Such investment funds also may re-invest capital returned to them from portfolio investments during an initial period. These delays in the Partnership's investments will detract from the average annual return of an investment in the Partnership.

          4. Investment Risks. The Partnership is authorized to make equity investments offering the potential for long-term capital appreciation in U.S. and non-U.S. issuers. These investments may include equity investments in: leveraged buyout transactions, companies in an early stage of development, growth equities, and financial restructurings or recapitalizations of operating companies, real estate opportunities and venture capital transactions.

          These  investments  involve a high degree of business  and  financial risk that can result in substantial losses. Among these are the risks associated with investment in companies with little or no operating history and companies operating at a loss or with substantial variations in operating results from period to period. These companies may encounter intense competition from established companies with greater resources. In addition, companies in high-technology fields face special risks of product obsolescence. Leveraged buyout investments typically involve a high degree of debt financing and the highly leveraged financial structure of these transactions introduces substantial additional risks. Investments in companies that undertake financial recapitalization or restructuring transactions involve the risk, among others, that the transaction may not resolve financial or operational conditions that led to the recapitalization or restructuring; in addition, to the extent that a company remains leveraged following the completion of such a transaction, an equity investment in the company may involve risks similar to an equity investment in a leveraged buyout transaction. Companies in which the Partnership makes private equity investments frequently require additional capital.

          Real estate investments are subject to a number of risks, including uncertainty of cash flow to meet fixed obligations, adverse changes in local market conditions and neighborhoods, changes in interest rates, the need for unanticipated renovation, changes in real estate taxes and increases in other operating expenses. Real estate investments may be illiquid. Investments in real estate of the type contemplated by the Partnership are usually long term and can be as long as fifteen years. Real estate investment cycles typically have lasted three to five years, but recently have been longer.

          The Partnership is authorized to make investments in high yield corporate debt securities (also referred to as "junk bonds") offering the potential for long-term capital appreciation. High yield debt securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

          5. Use of Leverage. The Partnership has authority to utilize leverage (i.e., borrowed funds or senior securities) in making investments as will many of the entities in which the Partnership will make its investments. The use of leverage, either by the Partnership or by the entities in which it invests, would exaggerate increases or decreases in the Partnership's net assets and, because of required debt service obligations, may result in delays in the distribution of cash to Limited Partners. The Partnership Agreement does not limit the amount of indebtedness that the Partnership may incur. The Investment Company Act of 1940 (the "Investment Company Act") generally limits the amount of indebtedness the Partnership may incur to 33-1/3% of its gross assets.

          6. Illiquid Investments. Investments of the types to be made by the Partnership are generally illiquid. Leveraged buyout and venture capital investments may typically take from four to seven years to reach a state of maturity where disposition can be considered. Investments in corporate restructurings and recapitalization transactions may also require a substantial time period before dispositions can be effected. In addition, investments acquired by the Partnership in private transactions will generally be subject to restrictions imposed by the Federal securities laws, including the Investment Company Act, on resale by the Partnership. Investments made by the Partnership in issuers in which ML & Co. or its affiliates have significant investment positions may be subject to further limitations imposed by the Federal securities laws which may delay the disposition of publicly-traded securities owned by the Partnership.

          7. Need for Investment Company Act Exemptions. In addition to the restrictions described above, the Investment Company Act contains restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities by a registered investment company from affiliates of its sponsor. Exemptions under the Investment Company Act may be required before the Partnership can make investments in transactions where ML & Co. or its affiliates are co-investors or where ML & Co. or its affiliates seek to sell an investment to the Partnership. In this regard, the General Partner has obtained blanket exemptive relief from the SEC permitting co-investments and other transactions with ML & Co. and its affiliates in leveraged buyout and other equity investments. There can be no assurance that the Partnership will be able to obtain similar exemptions in the future with respect to proposed purchases and sales of portfolio securities in transactions in which affiliates of the Partnership are participants and which do not qualify under the terms of existing exemptions or those currently pending. See "Investment Objective and Policies--Sources of Investment Opportunities".

          8. Reliance on the General Partner and Others. All decisions with respect to the management of the Partnership will be made exclusively by the General Partner. Limited Partners have no right or power to take part in the management or control of the business of the Partnership. Accordingly, no person should purchase Units unless such person is willing to entrust all aspects of the management of the Partnership to the General Partner. There are limitations imposed in the Partnership Agreement on the Limited Partners' ability to remove the General Partner as general partner. As a minority interest investor, the Partnership will make equity investments in corporations, general partnerships, limited partnerships, grantor trusts or management programs where it is permitted at most a limited role in influencing decisions of such ventures. See "Summary of the Partnership Agreement".

          9. Absence of Operating History and Management Experience. The Partnership has been recently formed and has no operating history upon which purchasers of Units may base an evaluation of its likely performance. While the composition of its officers and directors has changed over the years since the General Partner's formation, the General Partner has managed similar partnerships for more than eleven years. See "The General Partner and Its Affiliates".

B.       INTERNATIONAL INVESTMENT RISKS

          1. General. International investments involve certain additional risks, including fluctuations in foreign exchange rates, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. government laws or restrictions applicable to such investments. Investments in different countries are subject to different economic, financial, political and social factors. Because the Partnership may invest in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Partnership. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability, changes in laws and rules or in interpretations thereof, or diplomatic developments which could adversely affect investments, or result in a total loss of investments, in issuers in those countries. These risks may be heightened in developing economies, including countries located in the Far East, the Indian subcontinent, Eastern Europe and Latin America. In addition, certain foreign investments may be subject to foreign withholding taxes. Further, satisfactory custodial services for investment securities may not be available in certain countries.

          2. Regulatory Considerations. There will likely be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition, certain countries in which the Partnership may invest may not have a comprehensive system of laws protecting the rights and interests of investors (particularly foreign investors), and the enforcement of existing laws may be inconsistent. The profitability of foreign investments may also be impacted by regulatory burdens, such as lengthy regulatory approval processes and strict environmental regulation. Some countries prohibit or impose substantial restrictions on investments in their countries by foreign entities such as the Partnership. Certain countries may also limit the ability of the Partnership to dispose of investments by requiring regulatory approvals prior to such disposition or by other means, including limiting the ability to convert local currencies.

C.       INVESTMENT FUND CONSIDERATIONS

          1. General. Investments by the Partnership in investment funds involve considerations or risks not otherwise present in direct investments. The managers of investment funds are usually compensated from the assets of the funds based upon a fixed percentage of assets or capital, and usually receive an incentive performance component such as a carried interest in the profits generated by the funds. These fees will be paid by the Partnership and will not be counted toward the limitation on the annual expenses of the Partnership. Further, to the extent the Partnership invests in investment funds, it will surrender control over the underlying investment. In addition, investment funds incur certain administrative and other expenses. As a result, the Partnership may incur additional, indirect expenses with respect to investments in such funds in the form of management compensation paid to such managers and other expenses incurred by such funds. Furthermore, such funds may adopt time horizons for their underlying investments that differ from that of the Partnership. Investments in such funds may cause the expected term of the Partnership to continue beyond the date the Partnership would otherwise have terminated and may have a negative impact on investors' rate of return.

          It is possible that the Partnership's allocable share of earnings from an investment fund or a hedge fund for a taxable year could exceed the amount of cash distributed to the Partnership by the investment fund for such year. As a result, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.

          2. Delays in Preparation of Tax Information. It is expected that annual tax information from investment funds in which the Partnership invests may not be received in sufficient time to permit the Partnership to incorporate such information into its annual tax information and distribute such information to Limited Partners prior to April 15 of each year. As a result, Limited Partners may be required to obtain extensions for filing Federal, state and local income tax returns each year. Limited Partners anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Partnership. To the extent practicable, the Partnership anticipates that it will provide estimated annual tax information in a timely manner in order to assist Limited Partners in estimating their tax liabilities. The Partnership's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the investment funds.

          3. Investments in Hedge Funds. The Partnership may invest in hedge funds which, for purposes of the Partnership's policy, consist of private investment funds seeking to maximize total return through use of various trading strategies. Investments in hedge funds are speculative and involve substantial risks, including risks related to implementation of the funds' trading strategies, leverage and investments in derivative instruments.

D.       INCOME TAX RISKS

     1. Fringe Benefits. The General Partner will incur various expenses in connection with the organization and operation of the Partnership. Since Units are being offered to ML & Co. employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., as a fringe benefit). If the IRS were successful in such characterization, an amount equal to the fair market value of the underlying goods and services provided by the General Partner in connection with the Partnership might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction in an amount corresponding to such income inclusion because some of such fees and expenses incurred by the General Partner on behalf of the Partnership would be attributable to nondeductible syndication expenses, or investment expenses subject to the limitations on deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnership's portfolio assets. See "Fringe Benefits" under "Tax Aspects of Investment in the Partnership--Other Tax Considerations".

          2. Possible Changes in Law. The rules dealing with Federal income taxation are under continual review by Congress and the IRS, resulting in frequent revisions of the Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

E.       CONFLICTS OF INTEREST

          1. Conflicts with Respect to Investment Opportunities. Affiliates of the General Partner may in the future perform investment advisory services for other investment entities with investment objectives and policies similar to those of the Partnership and such entities may compete with the Partnership for investment opportunities. Conflicts may exist concerning allocations of investments to the Partnership or other investment vehicles or programs (the "Offshore KECALP Funds") that are offered to employees of subsidiaries of ML & Co. located outside of the United States, including investment vehicles expected to be offered concurrently with the offering by the Partnership. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions, the Offshore KECALP Funds will co-invest with the Partnership in making portfolio investments, except where such investments would not be advisable for such vehicles due to tax or other considerations. Furthermore, ML & Co. and its affiliates may invest directly in investments that would be appropriate investments for the Partnership but are not made available to the Partnership.

          Subject to the provisions of the Investment Company Act or applicable exemptions, the Partnership may invest in companies in which ML & Co. and its affiliates (including other KECALP Partnerships (as defined below)) have an existing investment. The General Partner will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances. Because of different objectives or other factors, a particular investment may be bought by the Partnership, the General Partner or its affiliates or one of their clients at a time when one of such entities is selling such investment. In addition, affiliates of the General Partner, including its officers and directors, may benefit to the extent the Partnership invests in securities offered to other investors by MLPF&S in public offerings or private placements.

          2. Relations with Issuers of Portfolio Investments. Affiliates of the General Partner may receive management, investment banking or lending fees from companies or investment funds or other entities in which the Partnership invests. Affiliates of the General Partner, including MLPF&S, may also perform financial services for issuers of securities held by the Partnership or for affiliates of such issuers. These relationships could influence the General Partner to take actions, or forbear from taking actions, that an independent general partner might not take or forbear from taking.

          3. Purchases of Securities Offered by Affiliates. Affiliates of ML & Co. are involved in the origination of investments that may be acquired by the Partnership. Purchases of such securities by the Partnership may increase sales fees received by such affiliates and increase compensation of their employees (who may include certain members of the Advisory Committee of the General Partner).

          4. Participation by an Affiliate as Underwriter. As an affiliate of the General Partner, MLPF&S may experience a conflict of interest in performing its due diligence in connection with the public offering of the Units. Although MLPF&S believes that its investigation of the General Partner, the Partnership and their affairs for purposes of this offering has in fact been as complete as would be the case in dealing with nonaffiliated persons, the review performed by MLPF&S cannot be considered independent.

          5. Conflicts Resulting from ML & Co.'s Ownership of Units and the 1999 Deferred Compensation Plan. Conflicts may arise in the selection of investments for the Partnership as a result of ML & Co.'s ownership of Units and the participation in the 1999 deferred compensation plan by certain employees involved with the Partnership. Employee participants in the 1999 deferred compensation plan (including certain directors and officers of the General Partner and members of the Advisory Committee of the General Partner who are expected to participate through such plan and may participate on an economically leveraged basis) will have an interest in seeking to maximize total return (including the receipt of ordinary income) as opposed to capital gains. Participants in such plan who are not Limited Partners of the Partnership would receive no advantageous tax treatment for capital gains in respect of their participation in such plan, while Limited Partners would receive such advantageous treatment for capital gains. In addition, ML & Co., in light of its anticipated significant holdings as a Limited Partner in the Partnership, would have the ability to determine matters submitted to the vote of Limited Partners. However, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

          6. Lack of Separate Representation. The Partnership, the General Partner and MLPF&S are represented by the same legal counsel and auditors. However, should a dispute arise between the Partnership and either the General Partner or any affiliate, the General Partner anticipates that it will retain separate counsel or auditors as required for the Partnership for such matter.

          7. Conflicts with Respect to Dissolution. The General Partner has the authority to dissolve the Partnership, without the consent of the Limited
Partners, at any time after January 1, 2005. The General Partner does not intend to dissolve the Partnership until its equity investments have reached a level of maturity where their disposition can be considered and the Partnership can dispose of its portfolio securities. However, the General Partner may dissolve the Partnership, for its administrative convenience, at a time when some Limited Partners might prefer to have the Partnership continue its operations.

F.       PARTNERSHIP AND CONTRACTUAL RISKS

     1. Funds Available from Offering. The potential profitability of the Partnership and the risks associated therewith could be affected by the amount of funds at its disposal. In the event the Partnership receives significantly less than the maximum proceeds, its ability to invest in a diversity of investments and obtain a spreading of risk will be lessened and thus the risks associated with the investment may be increased. See "Investment Objective and Policies".

          2. Possible Loss of Limited Liability. The Partnership Agreement provides certain rights for the Limited Partners by vote of a majority-in-interest of the Limited Partners to, among other things, remove and replace the General Partner, amend the Partnership Agreement, dissolve the Partnership, approve or consent to certain actions of the General Partner and approve the sale of all or substantially all of the Partnership's assets. (As used in this Prospectus, "majority-in-interest" means the Limited Partners whose aggregate capital contributions represent over 50% of the aggregate capital contributions of all Limited Partners.) Although under current law in Delaware, the jurisdiction of the Partnership's organization, such rights are permitted without resulting in a loss of limited liability of Limited Partners, in some jurisdictions there may be uncertainty as to whether the exercise of these rights under certain circumstances could cause the Limited Partners to be deemed general partners of the Partnership under applicable laws with a resulting loss of limited liability. If the Limited Partners were deemed to be general partners of the Partnership, they would be generally liable for Partnership obligations (other than non-recourse obligations), which could be satisfied out of their personal assets.

         In order to minimize the risk of general liability, the exercise of these rights by the Limited Partners is subject under the Partnership Agreement to the prior receipt of an opinion of counsel to the effect that the existence and exercise of such rights will not adversely affect the status of the Limited Partners as limited partners of the Partnership. See "Summary of the Partnership Agreement--Voting Rights". It should be noted that due to present and possible future uncertainties in this area of partnership law, it may be difficult or impossible to obtain an opinion of counsel to the effect that the Limited Partners may exercise certain of their rights without jeopardizing their status as Limited Partners.

          3. Repayment of Certain Distributions. In the event that the Partnership is unable otherwise to meet its obligations, its Limited Partners may be required to pay to the Partnership or to pay to creditors of the Partnership distributions previously received by them to the extent such distributions are deemed to have been wrongfully paid to them. In addition, Limited Partners may be required to repay to the Partnership any amounts distributed which are required to be withheld by the Partnership for tax purposes.

          4. Absence of Market for Partnership Units. Purchasers of Units should view their interest in the Partnership as a long-term, illiquid investment. There is not now any market for Partnership Units and no market is expected to develop. See "Transferability of Units". In addition, Units will not be redeemable, except that the estate of any deceased Limited Partner will be able to elect to have the Limited Partner's Units repurchased by the General Partner or the Partnership for a price equal to the value of the Limited Partner's interest determined at the next succeeding annual appraisal date, which will generally occur as of the last day of the fiscal year. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the annual appraisal is sent to Limited Partners.

          5. Reinvestment. The General Partner has the discretion to reinvest all Partnership revenues. See "Summary of the Offering--Reinvestment Policy".

          6. Dissolution. The General Partner has the right to dissolve the Partnership without the consent of the Limited Partners at any time after January 1, 2005. See "Summary of the Offering--Dissolution".

                                THE PARTNERSHIP

          The Partnership was formed on July 10, 1998, as a limited partnership under Delaware law. The Partnership has registered under the Investment Company Act as a non-diversified, closed-end investment company. See "Exemptions from the Investment Company Act of 1940" for a summary of certain exemptions from the Investment Company Act applicable to the Partnership.

FINANCIAL STATUS OF THE PARTNERSHIP

          The Partnership was formed with a minimal capitalization of $100.00, consisting of capital contributions of $99.00 by the General Partner and $1.00 by the Initial Limited Partner. The Partnership has not commenced operations, other than to borrow funds from an affiliate of the General Partner to complete an investment in Orbital Imaging Corporation and invest its start-up monies in a money market fund sponsored by a subsidiary of ML & Co. The Partnership has adopted a calendar year for tax reporting purposes.

USE OF PROCEEDS

         All of the proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. After payment by the Partnership of organizational and offering expenses, estimated at $500,000, but not exceeding 1.5% of Limited Partners' capital contribution, the net proceeds will be available for investment.

         The Partnership will expend substantially all of its funds for Partnership investments as soon as practicable. Pending selection of long-term investments, Partnership funds will be temporarily invested in money market instruments, securities issued by other investment companies and other marketable securities. The Partnership may maintain reserves for follow-on investments and other investment contingencies and, to the extent necessary, to reimburse the General Partner for expenses it has incurred relating to the Partnership.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

         The principal investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the Partnership's assets will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities and transactions involving financial restructurings or recapitalizations of operating companies, as described below. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both the emerging markets and developed countries. The Partnership's investments may be made directly in portfolio companies or through the purchase of interests in other investment funds, including hedge funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for capital appreciation and/or income generation. There can be no assurance that the investment objective of the Partnership will be attained.

         While privately-offered equity investments of the types expected to be acquired by the Partnership generally have the potential for achieving greater appreciation than investments in publicly-traded securities of established companies, these investments are highly speculative and involve substantial risks which are increased by the long-term nature and limited liquidity of such investments. It is anticipated that the proceeds of the offering will be invested, or committed for investment, within three to four years after the date the Partnership commences operations. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies.

         The Partnership may invest, without limit, in the securities of non-U.S. corporations and other issuers. While there are no prescribed limits on the geographic allocation of the Partnership's international investments, the Partnership expects that a substantial portion of these investments may be made in developing countries, including developing countries located in the Far East, the Indian subcontinent, Eastern Europe (including the former Soviet Union) and Latin America. The General Partner believes that private equity investments in growing companies in developing countries are consistent with the Partnership's investment objective and can provide attractive opportunities.

         In addition to its direct investments, the Partnership may invest in U.S. or non-U.S. investment funds offering opportunities consistent with its investment objective. The Partnership expects that investments in investment funds organized or operating outside the United States will be made to facilitate the Partnership's investments in selected regions or industries. In addition, such investments may be made when it is considered more efficient to invest in a particular market on an indirect basis rather than through direct investments in non-U.S. issuers. The Partnership expects that domestic investment funds in which it invests may have access to certain investment opportunities that will not otherwise be available to the Partnership. In addition, managers of investment funds may have specialized investment skills regarding certain industries, types of investments or regions. The Partnership may also invest in hedge funds as described below.

         The  Partnership  may  not  change  its  investment   objective  unless
authorized by the vote of a majority-in-interest of the Limited Partners of the Partnership.

SOURCES OF INVESTMENT OPPORTUNITIES

         The Partnership expects to locate suitable investments from a variety of sources, including affiliates of the General Partner and third parties. Although the Partnership cannot predict what percentage of its investments will be in opportunities presented by affiliates of the General Partner or by third parties, it expects that a significant portion will be invested in opportunities presented by affiliates of the General Partner. See "The General Partner and Its Affiliates--Significant Affiliates of the General Partner".

INVESTMENT FACTORS

         Prospective investments will be evaluated by the General Partner upon selection factors established by the General Partner from time to time. The following are typical of the factors which may be considered by the General
Partner:

                  (1) the potential return that may be earned from the investment in relation to the degree and nature of the risks associated with such investment (e.g., industry risks or risks related to the structure of the investment opportunity);

                  (2) the degree of diversification in the Partnership's investment portfolio;

                  (3)      the  financial  stability,   creditworthiness   and
                           reputation of any proposed partners or joint venturers;

                  (4) in the case of indirect investments made through third parties, the background, experience and, where applicable, prior performance of the issuer of the constituent securities;

                  (5) the potential return available in alternative investments; and

                  (6) other considerations relative to a specfic investment being considered.

TYPES OF INVESTMENTS

         Leveraged buyout transactions typically involve the purchase of public or privately-held corporations, or divisions or subsidiaries of such corporations, through financing provided by equity investors and debt financing. The transactions generally involve a significant degree of debt financing and the highly leveraged financial structure of these investments may introduce substantial risks to equity investors apart from those directly related to a company's operations. The Partnership anticipates that it may seek to co-invest in a number of these investments with ML & Co. or its affiliates.

         The Partnership also expects that it will make investments in venture capital transactions offering investment potential consistent with the Partnership's objective of seeking long-term capital appreciation. To the extent the Partnership makes such investments, it expects that these investments will generally consist of investments in a limited number of new companies or companies in an early stage of development that the General Partner believes have significant appreciation and profit potential. Typically venture capital investments may take from four to seven years to reach a state of maturity where disposition can be considered.

         The Partnership anticipates that it will also invest in "growth equities". These investments are equity investments in mid- to later-stage companies seeking to expand current operations or enter new types of business.

         The Partnership anticipates that it may also make equity investments in transactions involving financial restructurings or recapitalizations of operating companies. It is expected that these investments would be made in connection with the restructuring or recapitalization of a leveraged company pursuant to which a portion of its outstanding capitalization is to be exchanged for, or repaid from the proceeds of the issuance of, one or more classes of new securities. A company will generally undertake a financial restructuring or recapitalization transaction because its financial structure is overly leveraged in light of its current or anticipated operations. These companies may also be encountering difficulties in meeting current debt service payments. The Partnership anticipates that it will seek to co-invest in financial restructuring or recapitalization transactions with ML & Co. or its affiliates. The Partnership may also invest a portion of its assets in real estate investments.

         In considering international investments, the Partnership may seek investments particularly in emerging markets, where there is generally more limited access to capital than in developed countries. Such international investments may include companies in a variety of sectors, including manufacturing, telecommunications, infrastructure, and financial and other services. In reviewing international investment opportunities, the General Partner will consider factors such as whether companies have an established record of profitability, proven management capability, the potential for above average rates of growth, a significant market share and competitive advantages in their markets (such as barriers to entry). The General Partner will also review the potential exit strategies with respect to international investments, and factors particular to the location of a company such as the availability of trained labor, political, economic and social conditions and tax and regulatory considerations.

         The investment funds in which the Partnership may invest include investment vehicles that are deemed to be "investment companies" under the Investment Company Act and similarly managed investment vehicles organized outside the United States that are outside the scope of such Act. The Investment Company Act contains limitations on the ability of the Partnership to invest in entities that are considered "investment companies" for purposes of such Act, although this limitation does not apply to the Partnership's investments in U.S.-organized private investment funds. Pursuant to the Investment Company Act, the Partnership may invest generally no more than 10% of its total assets in interests in other investment companies (as defined in such Act) and no more than 5% of its total assets in any one investment company. To the extent the Partnership and its "affiliated persons" (as defined in the Investment Company
Act) own no more than 3% of the outstanding interest in an investment company, the Partnership's ownership of the securities of such investment company is not subject to the foregoing 5% and 10% limitations.

         The Partnership may invest in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment partnerships or other private investment funds seeking to maximize total return through use of various trading strategies. The Partnership anticipates that the hedge funds in which it may invest will typically operate on a leveraged basis and may reserve authority to maintain long and short positions in equity and debt securities and to invest in a variety of financial instruments, including derivative instruments, warrants, swap agreements and currency-related obligations, and commodities. The Partnership expects that it will typically re-invest income or gains generated by investments in hedge funds until such time as the Partnership disposes of its investments in a particular fund.

         The Partnership may make direct investments in high yield non-convertible corporate debt securities that the General Partner believes have significant potential for capital appreciation and/or income generation. These securities may be acquired in restructuring or reorganization transactions in which ML & Co. or its affiliates are participating as financial adviser or in other capacities. High yield debt securities, also referred to as "junk bonds", are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. The Fund also may make investments in funds that invest in high yield corporate debt securities. The Fund will not invest more than 30% of its total assets in the aggregate in hedge funds and high yield non-convertible high yield bonds. See "Risk and Other Important Factors".

         After an initial equity investment in transactions described above, the Partnership anticipates that it may, at times, provide additional or follow-on funds to the issuer. Follow-on investments may be made pursuant to rights to acquire additional securities, or otherwise, in order to increase the
Partnership's position in a successful or promising portfolio company. The Partnership may also be called on to provide follow-on investments for a number of other reasons including providing additional capital to a company to fully implement its business plans, to develop a new line of business or to recover from unexpected business problems.

         The Partnership will not invest more than 15% of its assets in any one portfolio company. For purposes of this limitation, to the extent the Partnership invests in an investment fund or other pooled investment vehicle, the 15% limit will be applicable to the underlying investments owned by such investment vehicle rather than to the Partnership's investment in the investment vehicle. The equity investments made by the Partnership in portfolio companies will typically be structured in negotiated private transactions and will generally be restricted as to the manner of resale or disposition. The securities acquired by the Partnership will primarily consist of common stocks and securities convertible into common stocks, but may also consist of a combination of equity and debt securities and warrants, options and other rights to obtain such securities or, in the case of high yield debt securities, the debt securities themselves.

PROPOSED INITIAL INVESTMENTS

         As of the date of this Prospectus, the General Partner has approved the purchase by the Partnership of 14 investments, the details of which are set forth below. With the exception of the investment in Orbital Imaging Corporation, which the Partnership has completed with funds borrowed from an affiliate of the General Partner, the Partnership expects that these investments will be acquired following the closing of its offering. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, each of the investments that are deemed suitable investments for the Offshore KECALP Funds will be allocated proportionately among the Partnership and the Offshore KECALP Funds based upon uncommitted capital (or, prior to the closings of the Offshore KECALP Funds, based upon the estimated uncommitted capital of such funds), although such investments may be allocated in a different manner at the discretion of the General Partner. The Offshore KECALP Funds may refrain from investing in one or more of the investments due to tax or other considerations. The cost of the investments that the General Partner has approved for investment by the Partnership and, to the extent suitable, the Offshore KECALP Funds, aggregates approximately $125 million ($142 million pending determination of final investment terms). There can be no assurance that the Partnership will acquire each of the following investments, or that the Partnership will acquire such investments in the amounts indicated.

THE ADVENT CENTRAL & EASTERN EUROPE II L.P.

         The Advent International Corporation formed the $200 million Advent Central & Eastern Europe II Limited Partnership ("Advent") the successor to the Advent Private Equity Fund-Central Europe LP ("APEF-CE"). It will own a diversified portfolio of investments in companies mainly in Hungary, Poland, the Czech Republic and Slovakia, continuing the investment program Advent established in Central Europe, but extending the investment region to cover Romania and Croatia. The General Partner has approved an investment of $5.0 million in Advent.

AMERICAN CELLULAR CORPORATION

         American Cellular Corporation ("AmCell") was formed through a leveraged buyout of PriCellular Corporation ("PriCellular"), a company originally taken public in December, 1994, whose shares were quoted on the NASDAQ. Spectrum Equity Investors L.P. II ("Spectrum") and MLC Industries ("MLC") formed the buyer group and restructured PriCellular's management with individuals from MLC. AmCell owns and operates FCC-licensed cellular systems primarily in rural areas of the middle and eastern U.S. The company sells and markets its products and services principally under the CELLULARONE brand name. The General Partner has approved an investment of $4.5 million in AmCell.

THE BEACON GROUP ENERGY INVESTMENT FUND II, L.P.

         The Beacon Group Energy Investment Fund II, L.P. ("Beacon") is a $1 billion limited partnership fund managed by the Beacon Group, L.L.C., making equity and/or equity-related investments in energy companies and energy-related assets across the entire "energy chain" from extraction through transportation and processing to end use. Beacon manages its risk exposure to the volatility of energy prices through the use of strategic hedging techniques to minimize commodity-pricing risk. The General Partner has approved an investment of $15.0 million in Beacon.

COLONY INVESTORS III, L.P.

         Colony Investors III, L.P. ("Colony") is a $1 billion limited partnership fund managed by Colony Capital, Inc. investing in real estate related businesses. Three themes define Colony's strategic approach: (i) investing ahead of the general market by early identification of capital misalignment and anticipation of areas of cyclical recovery, (ii) capitalizing on significant complexity, information advantages and proprietary transaction sourcing to secure investments with limited competitive pressures and (iii) early identification of optimal exit strategies and intensive management aimed at maximizing values. The General Partner has approved an investment of $15.0 million in Colony.

CREST COMMUNICATIONS PARTNERS L.P.

         Crest Communications Partners L.P. ("Crest") is a limited partnership fund seeking to raise $200 million. It is managed by Crest International Holdings LLC. Crest intends to make majority and significant minority investments in private equity and equity-related securities of companies in the telecommunications, media and information-based industries. Crest believes it has a compelling combination of key strategic relationships, industry knowledge and private equity investing experience to capitalize on the industry's demand for private equity engendered by the introduction of new technologies, decreasing regulation and increasing worldwide demand for telecommunication products. The General Partner has approved an investment of $5.0 million in Crest.

DOLPHIN COMMUNICATIONS FUND, L.P.

         Dolphin Communications Fund, L.P. ("Dolphin") is a limited partnership fund, managed by Dolphin Communications, L.P., seeking to raise $150 million. Dolphin intends to make equity and equity-related investments, mainly in private communications companies throughout the United States. Dolphin's objective is to invest primarily in expansion stage companies with a strong industry and business franchise, experienced management and potential for substantial capital appreciation. The General Partner has approved an investment of $5.0 million in Dolphin.

INNOVA/98, L.P.

         Innova/98, L.P. ("Innova") is a $125 million limited partnership organized to make equity and equity linked investments in Central European countries. Innova will have an anchor presence in Poland, with investments in Hungary, Romania, and the Czech Republic. The Fund is being organized by Innova Capital, LLC and is the successor to Poland Partners, L.P., a limited partnership focused on investing in Poland. The General Partner has approved an investment of $5.0 million in Innova.

INSURANCE PARTNERS II, L.P.

         Insurance Partners II, L.P. ("Insurance Partners") is projected to be a $1.5 billion limited partnership fund managed by Capital Z Partners, L.P. It will make investments in a diversified global portfolio of insurance, financial services and healthcare services companies and other related businesses. Insurance Partners will focus primarily on opportunities within the United States and Western Europe and, to a lesser extent, the emerging markets of Asia, Latin America and Eastern Europe. The Zurich Group, a leading global financial services and insurance organization, has committed $750 million. The General Partner has approved an investment of $20.0 million in Insurance Partners.

JERUSALEM VENTURE PARTNERS, L.P.

         Jerusalem Venture Partners, L.P. ("Jerusalem Ventures") is a $75 million limited partnership fund managed by Oxton Israel Capital Ltd. Jerusalem Ventures invests in venture capital opportunities to expand Israeli-based technology companies through international growth and expansion. The portfolio companies will be selected for their international growth potential due to a demonstrable competitive advantage typically resulting from superior product development capabilities, and the ability to attract strong management teams capable of establishing leading positions among international players. The General Partner has approved an investment of $2.0 million in Jerusalem Ventures.

KINGSBURY CAPITAL PARTNERS, L.P. III

         Kingsbury Capital Partners, L.P. III ("Kingsbury") is a $30 million California-based limited partnership seeking to maximize long term capital appreciation by investing in U.S. companies with products and services in human health care. Kingsbury plans to invest in start-up companies, development stage companies and companies in the portfolios of the predecessor funds, Kingsbury Capital Partners, L.P. I and II. Kingsbury is managed by Kingsbury Associates, L.P. The General Partner has approved an investment of $10.0 million in Kingsbury.

ORBITAL IMAGING CORPORATION

         Orbital Imaging Corporation ("Orbimage") is a satellite operator in the global space-based imagery industry. Orbimage develops and operates a fleet of small, low-cost, low-altitude-orbit, earth observation satellites to collect, process and distribute digital imagery of land areas, oceans and weather. Satellite-provided digital imagery can produce spatial and spectral information, for forestry, crop health, urban growth and development, the locations and movements of military assets, land and ocean-based natural resources, weather patterns and wind conditions. The General Partner has approved an investment of $7.5 million in Orbimage.

QUAD-C PARTNERS V, L.P.

         Quad-C Partners V, L.P. ("Quad-C") is a limited partnership which is managed by Quad-C Advisors V, L.L.C. Quad-C will focus primarily on taking majority ownership positions, in conjunction with existing management teams, in leveraged acquisitions and recapitalizations of middle-market companies with enterprise values ranging from $50 million to $250 million. Quad-C believes its consistent, disciplined, team-oriented approach and substantial network of proprietary contacts is a competitive advantage. The General Partner has approved an investment of $10.8 million in Quad-C.

VOYAGER CAPITAL FUND I, L.P.

         Voyager Capital Fund I, L.P. ("Voyager") is a limited partnership fund, managed by Voyager Capital, L.L.C. seeking to raise $50 million. Voyager invests in private information technology companies located primarily in the Pacific Northwest, a region rich in emerging opportunities spawned by first generation companies such as Microsoft, Adobe, AT&T Wireless and others but underserved by venture capital. The General Partner has approved an investment of $5.0 million in Voyager.

WINDWARD CAPITAL PARTNERS II, L.P.

         Windward Capital Partners II, L.P. ("Windward") is a $400 million limited partnership fund which will be managed by Windward Capital Partners, L.P. Windward will make control investments in leveraged buyouts and recapitalizations primarily of U.S. based industrial companies. Windward differentiates itself through its extensive network of operating executives who help source and complete transactions, serve as Board members and/or manage operations of investee companies. The General Partner has approved an investment of $15.0 million in Windward.

TEMPORARY INVESTMENTS

     Prior to the expenditure of the capital contributions of the Limited Partners, and pending distributions of available cash, the Partnership will invest funds in various types of marketable securities. Reserves maintained for follow-on investments or to reimburse the General Partner for expenses it has incurred will also be invested in marketable securities. These securities include money market instruments and securities issued by taxable or tax-exempt money market funds (including funds sponsored by affiliates of the General Partner). An exemptive order obtained from the Securities and Exchange Commission permits the Partnership to purchase money market instruments, shares of money market funds and certain other securities from affiliates of ML & Co. in principal transactions.

REINVESTMENT POLICY

         The General Partner has the discretion to reinvest all Partnership revenues. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies. To the extent that cash received by the Partnership is not required for such purposes or to reimburse the General Partner for expenses incurred by it, such cash will be distributed to the Partners at least annually.

LEVERAGE

         The Partnership Agreement permits the General Partner to borrow funds on behalf of or lend funds to the Partnership. The General Partner will obtain funds for making Partnership investments when it believes such action is desirable. The Partnership may also borrow funds to enable it to make follow-on investments with respect to any direct investments it might make in portfolio companies. However, it is expected that the Partnership would not otherwise incur substantial debt with respect to other types of investments. The
Investment   Company  Act  generally  limits  the  amount  of  indebtedness  the
Partnership may incur to 33-1/3% of its gross assets. However, the General Partner has obtained an order from the Securities and Exchange Commission applicable to the Partnership which permits the Partnership to enter into non-recourse loans relating to investments other than securities without regard to such limitation.

         The use of leverage would exaggerate increases or decreases in the Partnership's net assets. To the extent that Partnership revenues are required to meet debt service obligations, the Partners may be allocated income (and therefore tax liability) in excess of cash available for distribution.

LIQUIDATION OF INVESTMENTS

         The Partnership intends to liquidate its portfolio investments prior to dissolution. Leveraged buyout and venture capital investments typically require from four to seven years to reach a state of maturity before disposition can be considered. Investments in corporate restructuring and recapitalization transactions may also require a substantial holding period. Investments in partnerships involved in real estate investments may also be illiquid for significant periods, including periods extending for the term of the underlying investment vehicle. As a result, the Partnership's investments will generally be held for a significant time period until disposition can be considered through negotiated private sales or sales made in the public market pursuant to exemptions from registration under the Federal securities laws. The Partnership expects to utilize the services of MLPF&S, to the extent permitted by the
Investment Company Act, in executing transactions for the sale of its investments. In the absence of a specific exemption, the Partnership is generally precluded by the Investment Company Act from selling portfolio securities, including high yield debt securities, to MLPF&S on a principal basis.

INVESTMENT RESTRICTIONS

         The Partnership has adopted the following investment restrictions which may not be changed unless authorized by an amendment of the Partnership Agreement by the vote of a majority-in-interest of the Limited Partners of the Partnership. These restrictions provide that the Partnership may not (i) issue senior securities other than in connection with borrowings described in (iii) below, (ii) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options, (iii) borrow amounts in excess of 33-1/3% of its gross assets, except that the Partnership may enter into non-recourse loans relating to investments other than securities without regard to such limitation,
(iv) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, (v) invest more than 25% of its Partners' capital contributions in the securities of issuers in any particular industry, except for temporary investments in United States Government and Government agency securities, domestic bank money market instruments and money market funds, or
(vi) make loans to other persons in excess of 33-1/3% of its gross assets, provided that investments in privately offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation are not considered loans for purposes of this restriction. In addition, the Partnership will not invest any of its assets in the securities of other registered investment companies or investment companies organized outside of the United States, except to the extent permitted by the Investment Company Act.

                     THE GENERAL PARTNER AND ITS AFFILIATES

         KECALP Inc., an indirect wholly-owned subsidiary of ML & Co., is the General Partner of the Partnership and as such will manage and control the business and affairs of the Partnership and invest Partnership funds. The General Partner is a Delaware corporation formed in June 1981 for the purpose of serving as general partner of employee benefit partnerships such as the Partnership, and has its business and executive offices at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 (telephone:
(212) 236-7302). Although most of the officers and directors of the General Partner have been employed in the financial community for many years, the experience of the General Partner in managing portfolios of investments has been limited to the management of eight partnerships similar to the Partnership. Two of the partnerships have recently been dissolved, having distributed all of the net proceeds of their investment portfolios. Certain of the officers and directors of the General Partner and members of the Advisory Committee (as defined below) are expected to participate in the 1999 deferred compensation plan or purchase Units directly and may participate on an economically leveraged basis. The directors and principal officers of the General Partner and their business experience for the past five years are:

John L. Steffens                   Chairman of the Board and Director
Matthias B. Bowman                 President, Chief Investment Officer and
                                   Director
Rosemary T. Berkery                Vice President and Director
James V. Caruso                    Vice President and Director
Mark B. Goldfus                    Vice President and Director
Andrew J. Melnick                  Vice President and Director
Mary E. Taylor                     Vice President and Director
Edward J. Higgins                  Vice President
Margaret T. Monaco                 Vice President and Chief Administrative
                                   Officer
Robert F. Tully                    Vice President and Treasurer
Margaret E. Nelson                 Secretary and Counsel

          John L. Steffens, age 56, Chairman of the Board and Director. Mr. Steffens has served the General Partner as a member of the Board of Directors since 1981. Mr. Steffens is Vice Chairman and Head of the Domestic Private Client Group of ML & Co. From 1990-1996, Mr. Steffens was Executive Vice President and Head of the Private Client Group of ML & Co. Prior to that, from July 1985, he was President of the Consumer Markets Sector of ML & Co.

          Matthias B. Bowman, age 50, President, Chief Investment Officer and Director. Mr. Bowman has served the General Partner in various capacities since 1981. Previously, Mr. Bowman managed a department within the Investment Banking Group that had responsibility for certain of the Group's principal investments. Mr. Bowman has been a Managing Director in the Investment Banking Group of ML & Co. since 1978 and a Vice Chairman since 1993.

          Rosemary T. Berkery, age 44, Vice President and Director. Ms. Berkery has been associated with the General Partner since 1993. Ms. Berkery is a Senior Vice President of ML & Co. and Co-head of Global Securities Research and Economics. From 1993 until 1997, Ms. Berkery served as General Counsel of the Corporate Law Department. From 1988 until 1993, Ms. Berkery was Assistant General Counsel of MLPF&S and General Counsel to the Investment Banking Group.

         James V. Caruso, age 47, Vice President and Director. Mr. Caruso has served the General Partner in various capacities since 1981 and as a member of the Board of Directors since 1986. Mr. Caruso is a Director in the Investment Banking Group of ML & Co., managing the Investment Banking Group Corporate Accounting Department and the Controller's area of the Partnership Analysis and Finance Group. He also serves as the chief administrative officer for certain of ML & Co.'s key employee investment partnerships and is also an officer and Director of other ML & Co. subsidiaries which serve as general partners or managers for certain ML & Co. partnerships and other entities.

          Mark B. Goldfus, age 51, Vice President and Director. Mr. Goldfus was elected to the Board of Directors of the General Partner in 1997. Mr. Goldfus is General Counsel of the Corporate Law Department of ML & Co. and a Senior Vice President of MLPF&S. From January 1985 until April 1997, Mr. Goldfus was Vice President of Merrill Lynch Asset Management.

          Andrew J. Melnick, CFA, age 56, Vice President and Director. Mr. Melnick has served the General Partner as a member of the Board of Directors since 1990. Mr. Melnick is a Senior Vice President of MLPF&S and co-head of Global Research & Economics at ML & Co. From 1988 to March 1997, Mr. Melnick was Director of the Global Fundamental Equity Research Department.

          Mary E. Taylor, age 37, Vice President and Director. Ms. Taylor was elected to the Board of Directors of the General Partner in February 1998. Ms. Taylor is a Senior Vice President, Human Resources of ML & Co. From 1989 until 1998, Ms. Taylor served in the Investment Banking Group of ML & Co., most recently as a Managing Director and relationship manager for major healthcare services companies.

          Edward J. Higgins, age 46, Managing Director and Investment Officer of KECALP. Mr. Higgins joined the Investment Advisor in 1998. Mr. Higgins previously has been a Managing Director in the Investment Banking Group of ML & Co. From 1990 to 1998, he was responsible for a number of the firm's major global corporate clients in the manufacturing, natural resources, telecommunication and transportation. He has directed ML's efforts as global coordinator for the privatization of Indonesia's international and domestic telecommunications providers and has been responsible for various aspects of the firm's world-wide privatization activities.

          Margaret T. Monaco, age 50. Ms. Monaco has served the General Partner as Vice President and Chief Administrative Officer since 1998. Ms. Monaco was the Principal of Probus Advisors, a financial and management consulting business, from 1993 until joining KECALP Inc. Previously, she was Vice President and Treasurer of The Limited, Inc. She is a director of Barnes & Noble, Inc.

          Robert F. Tully, age 50, Vice President and Treasurer. Mr. Tully has served the General Partner as a Vice President and Treasurer since 1993. Mr. Tully has been a Vice President in the Investment Banking Group of ML & Co. since 1989.

          Margaret E. Nelson, age 48, Secretary and Counsel. Ms. Nelson has served the General Partner as Counsel and Corporate Secretary since 1993. Ms. Nelson is a Director and Senior Counsel in the Corporate Law Department of the General Counsel's Office of ML & Co.

          In addition, the General Partner has an advisory committee (the "Advisory Committee") to assist the directors and principal officers of the General Partner in evaluating investment opportunities presented to the Partnership. The members of the Advisory Committee and their business experience for the past five years are:

                           Kevin K. Albert
                           James J. Burke, Jr.
                           Kevin M. Cox
                           Paul R. Galietto
                           Alain Lebec
                           G. Kelly Martin
                           Alison J. Mass
                           Steven M. Milunovich
                           Daniel T. Napoli
                           Stephen I. Silverman
                           Charles K. Sweeney
                           Nathan C. Thorne
                           Daniel P. Tully

          Kevin K. Albert, age 45. Mr. Albert was appointed to the Advisory Committee in April 1997. Mr. Albert is head of the Private Equity Group of ML & Co. Mr. Albert has also served as a Managing Director in the Investment Banking Group since 1988 and as a Vice President in such group from 1983 to 1988.

          James J. Burke, Jr., age 47. Mr. Burke has served the General Partner in various capacities since 1987. Mr. Burke is a Partner and Director of Stonington Partners, Inc., a private investment firm, a position that he has held since 1993. He has also been a member of the Board of Directors of MLCP since 1987. He was the Managing Partner of MLCP from 1993 to July 1994 and President of MLCP from 1987 to 1994. Mr. Burke was also a Managing Director of the Investment Banking Division of MLPF&S from 1985 to 1994.

          Kevin M. Cox, age 45. Mr. Cox has served the General Partner as a member of the Advisory Committee since 1990. Mr. Cox is a Managing Director and head of Capital Commitment Management in Debt Markets. Prior to that he was head of the Leveraged Finance Group in New York and of MLPF&S's Investment Banking office in Tokyo. Mr. Cox, who has been with ML & Co. since 1984, has also held various positions in the Merchant Banking, High Yield and Treasury/Finance departments.

          Paul R. Galietto, age 41. Mr. Galietto was appointed to the Advisory Committee in July 1998. Mr. Galietto is a Managing Director of ML & Co.'s International Equities Group (U.S.) which is responsible for the delivery of non-U.S. equity research and capital markets products to U.S.-based institutional investors. He also has responsibility for non-dollar trading in the U.S. Mr. Galietto has more than 15 years experience in institutional equity sales and management including both U.S. domestic and international equity products.

          Alain Lebec, age 48. Mr. Lebec has served the General Partner in various capacities since 1987. Mr. Lebec is a Vice Chairman of the Investment Banking Group of ML & Co. Mr. Lebec joined ML & Co. as a Managing Director in the Investment Banking Group, and has been co-head of its Mergers and Acquisitions Department from 1988 to 1993 and head or co-head of its Telecommunications, Media and Technology Department from 1993 to 1996 before being named a Vice Chairman of Investment Banking in 1996.

          G. Kelly Martin, age 39. Mr. Martin was appointed to the Advisory Committee in April 1997. Mr. Martin is Chief Operating Officer of ML & Co.'s Corporate and Institutional Client Group, a position he has held since 1993, and serves as CICG's Chief Technology Officer.

          Alison J. Mass, age 39. Ms. Mass has served the General Partner as a member of the Advisory Committee since 1994. Ms. Mass is a Managing Director in the Institutional Client Division of ML & Co. She has responsibility for the New York Institutional Equity Sales Group. Ms. Mass joined ML & Co. in 1990.

          Steven M. Milunovich, age 37. Mr. Milunovich was appointed to the Advisory Committee in July, 1998. Mr. Milunovich has been a Managing Director in ML & Co.'s Global Securities Research & Economics Group and coordinator of global technology research since 1997. Previously, he was a Managing Director with Morgan Stanley. Since 1989, Mr. Milunovich has ranked first on the Institutional Investor All-America Research Team for his research on large computers; he has been a team member since 1986.

          Daniel T. Napoli, age 49. Mr. Napoli was appointed to the Advisory Committee in July 1998. Mr. Napoli is a Senior Vice President of ML & Co. and a member of the Executive Management Committee. Mr. Napoli is Chairman of the Merrill Lynch Risk Council, which reviews all risk and institutional market controls, and he is head of Global Risk Management, a position he has held since 1987.

          Stephen I. Silverman, age 47. Mr. Silverman was appointed to the Advisory Committee in April 1997. Mr. Silverman is a Portfolio Manager of the Merrill Lynch Pacific Fund, a position he has held since 1983, and the Portfolio Manager of Merrill Lynch Global Value Fund.

          Howard P. Sorgen, age 60. Mr. Sorgen was appointed to the Advisory Committee in August 1998. Mr. Sorgen serves as the Chief Technology Officer for ML & Co's U.S. and International Private Client Groups, a position he has held since 1994. Previously, he was Officer in charge of Global Information Services. Mr. Sorgen joined ML & Co. in 1988.

          Charles K. Sweeney, age 56. Mr. Sweeney has served the General Partner as a member of the Advisory Committee since 1993. Mr. Sweeney joined MLPF&S in 1965 as a member of the Junior Executive Training Program. Since 1966, he has continued to work as a Financial Consultant within both the Private Client and Capital Markets Groups of the firm. He was elected a Senior Vice President Investments in 1989.

          Nathan C. Thorne, age 44. Mr. Thorne has served the General Partner as a member of the Advisory Committee since 1995. Mr. Thorne has been a Managing Director in the Investment Banking Group of ML & Co. since 1986. Mr. Thorne has managed many different departments within MLPF&S's Investment Banking Group including the High Yield Finance and Restructuring Group and is presently head of a department within the Investment Banking Group that has responsibility for certain of the Group's principal investments.

          Daniel P. Tully, age 66. Mr. Tully was appointed to the Advisory Committee in 1998. Prior to April 15, 1997 when he retired from ML & Co., Mr.
Tully was Chairman of the Board of ML & Co. Mr. Tully was Chief Executive Officer of ML & Co. from May 1992 until December 1996. He became Chairman of the Board and CEO in June 1993. Mr. Tully was President and Chief Operating Officer of ML & Co. from 1985 until 1992.

AUTHORITY OF THE GENERAL PARTNER

         The General Partner will have the authority to make all decisions regarding the acquisition, financing, operation, management and ultimate disposition of Partnership investments, assets and properties. The General Partner will also be responsible for the general supervision and administration of Partnership activities. In investing the Partnership's capital, the General Partner will consider those investments proposed by unrelated third parties as well as opportunities presented to the Partnership by affiliates of the General Partner. All investments chosen by the General Partner for the Partnership, whether from third parties or from other opportunities presented to the
Partnership by affiliates, will be evaluated independently of each other and chosen only if the General Partner believes they are suitable for and in the best interest of the Partnership. The General Partner is unable to predict to what extent Partnership investments will be made in affiliate-proposed investments or investment opportunities proposed by unrelated third parties. The General Partner will execute or cause to be executed any and all agreements, purchase orders, debt agreements, documents, certificates and other instruments necessary for the purchase of, and investment in, assets by the Partnership.

FINANCIAL STATUS OF THE GENERAL PARTNER

         The General Partner was formed with minimal capitalization. The General Partner has agreed to use its best efforts at all times to maintain its net worth at a level necessary to meet any present or future requirements of the Federal income tax law regarding the net worth of a general partner of a limited partnership. ML & Co. will issue a demand promissory note to the General Partner in an amount necessary to meet current requirements and provide the General Partner with such funds as are necessary to meet its other obligations under the Partnership Agreement. See "Financial Statements".

SIGNIFICANT AFFILIATES OF THE GENERAL PARTNER

         MLPF&S and the General Partner are both wholly-owned subsidiaries of ML & Co. It is anticipated that ML & Co. and the Investment Banking Group within MLPF&S will be important sources of Partnership investments, and that other groups within MLPF&S and other subsidiaries of ML & Co. may also be sources of investments. Any one of these sources, from time to time, may also be co-investors with the Partnership. See "Risk and Other Important Factors".

PRIOR PARTNERSHIPS

         The General Partner also acts as the general partner or investment adviser for Merrill Lynch KECALP L.P. 1997, Merrill Lynch KECALP International L.P. 1997 (together, the "1997 Partnerships"), Merrill Lynch KECALP L.P. 1994 (the "1994 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership") and Merrill Lynch KECALP L.P. 1986 (the "1986 Partnership" and, together with the other partnerships, the "KECALP Partnerships"). The General Partner also acted as the general partner for Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership") and Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership"), which were liquidated during 1997 following the disposition of their remaining investments. The limited partnership interests in these partnerships were offered only to certain employees and directors of ML & Co. and its subsidiaries. Set forth in the Appendix is information concerning these investments by the partnerships. This information should not be construed to indicate that the Partnership will or could make investments that will produce results comparable to those of the investments made by the earlier partnerships. Investors should note that the average annual return of an investment in the KECALP Partnerships may be adversely affected by delays in the making and realizing of investments. The Partnership expects that the types of investments it will make will more closely resemble those of the 1997 Partnerships than the earlier partnerships and that, like the 1997 Partnerships, it may invest in international investments and investment funds to a greater extent than have other KECALP Partnerships.

                  TAX ASPECTS OF INVESTMENT IN THE PARTNERSHIP

     EACH PROSPECTIVE LIMITED PARTNER IS URGED TO CONSULT A PERSONAL TAX ADVISOR WITH RESPECT TO THE MATTERS DISCUSSED BELOW AS THEY RELATE TO SUCH PROSPECTIVE LIMITED PARTNER'S CIRCUMSTANCES. THE FOLLOWING ANALYSIS SHOULD NOT BE USED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                              SCOPE AND LIMITATION

         The following discussion of the Federal income tax consequences of an investment in the Partnership is applicable only to U.S. citizens and residents and is based upon the existing provisions of the Internal Revenue Code of 1986, as amended to date (the "Code") and existing interpretations thereof. The Code or the interpretation of its provisions by the IRS or courts could change. Any such changes may be retroactive and could significantly modify the disclosure below. In addition, the following discussion does not address the federal gift or estate tax consequences of the sale, transfer or assignment of an investment in the Partnership.

         The Code provides that a partnership is not itself subject to Federal income taxation. Rather, each Limited Partner is required to take into account in computing his or her Federal income tax liability his or her allocable share of the Partnership's capital gains and losses and other income, losses, deductions, credits and items of tax preference for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether he or she has received or will receive any distribution from the Partnership. Partnership revenues may be retained by the Partnership to be applied to working capital reserves, or used to reduce outstanding debts or borrowings or Partnership expenses. In addition, some of the investment funds in which the Partnership may invest, including hedge funds, may re-invest all or a portion of realized capital gains or other income rather than making cash distributions. Also, certain of the temporary investments which may be made by the Partnership or any investment partnership in which the Partnership invests include zero coupon bonds or other obligations having original issue discount. For Federal income tax purposes, accrual of original issue discount will be attributable to Partners as interest income even though the Partnership does not realize any cash flow as a result of such accrual.

         PUBLICLY TRADED PARTNERSHIP STATUS. A partnership whose interests are considered readily tradable (a "publicly traded partnership" or "PTP") is taxed as a corporation for Federal income tax purposes. The IRS has issued regulations that set forth certain safe harbors for transfers that will not be considered to cause a partnership's interests to be readily tradable. The Partnership Agreement provides that the Partnership will satisfy one of the safe harbors provisions in such regulations. The Partnership Agreement also provides that any transfer of Units to a market maker will be null and void unless the market maker certifies that it is holding such Units for investment purposes. The
General Partner intends to exercise its discretion regarding transfers in a manner designed to prevent the Partnership from becoming a PTP, which could delay, perhaps substantially, a Limited Partner's transfer of his or her Units. Accordingly, it is not anticipated that the Partnership will be a PTP. However, the General Partner must rely on certain representations of Limited Partners with respect to transfers and there can be no assurance that the General Partner will be successful in its efforts.

         The Partnership would be taxable on its income if it were treated as a corporation. In addition, capital gains and losses and other income and deductions of the Partnership would not be passed through to the Limited Partners, and the Limited Partners would be treated as shareholders for tax purposes. Any distributions by the Partnership to each Limited Partner would be taxable to that Limited Partner as a dividend, to the extent of the Partnership's current and accumulated earnings and profits, and treated as gain from the sale of a Partnership interest to the extent it exceeded both the current and accumulated earnings and profits of the Partnership and the Limited Partner's tax basis for his or her interest.

         In the opinion of counsel, the Partnership will be treated as a partnership for Federal income tax purposes assuming compliance with the operative documents and the accuracy of any required representations provided for in such documents. The remainder of the discussion under "Tax Aspects of Investment in the Partnership" is based on the assumption that the Partnership will be classified as a partnership for Federal income tax purposes and is generally limited to the Federal income tax aspects of investment in the Partnership.

                   GENERAL PRINCIPLES OF PARTNERSHIP TAXATION

         A Partner's share of items of Partnership income are included directly in the computations of the Partner's adjusted gross income and taxable income. The Partner's share of any Partnership deductions or losses may, subject to certain exceptions discussed below offset the Partner's allocable share of Partnership income and, if sufficient in amount, a Partner's income from other sources. See "Basis of Partnership Interest"; "`At Risk' Limitation on Deducting Losses"; "Passive Activity Loss Limitation"; "Deductibility of Operating Expenses"; and "Limitations on the Deductibility of Interest".

         As a general rule, any cash distributions or constructive distributions (e.g., a decrease in the Partner's share of Partnership liabilities) by the Partnership will be taxable to a Partner only to the extent that such distributions exceed the tax basis of the recipient Partner in the year of receipt or are received in exchange for the recipient Partner's interest in "unrealized receivables" or substantially appreciated "inventory items" under
Section 751 of the Code. Conversely, the mere absence of cash or constructive distributions will not, of itself, limit or affect the recognition of taxable income by Partners. See "Basis of Partnership Interest" and "Transfer of a Partnership Interest" below.

         BASIS OF PARTNERSHIP INTEREST. A partner's basis for his or her partnership interest represents a measure of the partner's "investment" in the partnership at any given time for Federal income tax purposes. A Limited Partner's basis in his or her interest in the Partnership will initially be the amount of such Partner's cash contribution to the capital of the Partnership, plus such Partner's share, as discussed below, of any Partnership liabilities. Such basis will be increased by (i) the Partner's share of Partnership income (including capital gain and tax-exempt income) and (ii) any increase in the Partner's share of Partnership liabilities. A Partner's basis will be decreased (but not below zero) by (i) the Partner's share of cash distributions, (ii) the Partner's share of Partnership losses and deductions, (iii) any decrease in the Partner's share of Partnership liabilities, and (iv) the Partner's share of Partnership expenditures that cannot be deducted or capitalized. Distributions of property other than cash will also reduce a Partner's basis in the Partnership, although the reduction can be affected by the Partnership's own tax basis in such property, and the Partnership does not anticipate making distributions to Partners of any property other than cash.

         Debt financing is expected to be used by investment funds in which the Partnership will acquire interests. Such borrowings will usually be nonrecourse liabilities by their terms secured solely by the assets of such other investment funds and for which no Partner will have any personal liability. Each Limited Partner will be permitted (with certain restrictions) to include his or her allocable share of any such nonrecourse liabilities in the basis of his or her Partnership interest. However, such borrowings generally will not increase the amount the Limited Partner is considered "at risk" for purpose of the deductibility of Partnership losses. See "`At Risk' Limitation on Deducting Losses".

         If an allocation of a loss to a Partner would reduce the tax basis of the Partner's interest in the Partnership below zero, the recognition of such loss is deferred until such time as the recognition of such loss would not reduce the Partner's basis below zero. To the extent that Partnership cash distributions, or any decrease in a Partner's share of the nonrecourse liabilities of the Partnership (which is considered a constructive cash distribution to the Partners), would reduce a Partner's basis below zero, such distributions are treated as gain from the sale of the Partnership Interest. As discussed below, the character of the gain can be affected by the Partnership's assets and the length of time the Partner has held his or her interest.

         `AT RISK' LIMITATION ON DEDUCTING LOSSES. Individuals and certain closely held corporations can only deduct their share of partnership losses to the extent of the amount they are considered "at risk" with respect to the partnership investment or activity generating the loss at the end of the taxable year. The "at risk" rules are complex, but, in general, limit the losses and deductions that a partner can claim from an investment or activity to the amount the partner could actually lose from such investment or activity. As part of its annual tax reporting, the Partnership will disclose to each Limited Partner the amount of any of its losses allocated to such Partner that are subject to the "at risk" rules. Prospective Limited Partners should consider the effect of the "at risk" rules in arranging any financing for a purchase of Units.

         PASSIVE ACTIVITY LOSS LIMITATION. Under the passive activity loss provisions of the Code, losses and credits from trade or business activities in which a Limited Partner does not materially participate (i.e., "passive activities") are treated as passive activity losses. Generally such losses and credits cannot be used to offset salary or other earned income, active business income or "portfolio income" (such as dividends, interest, royalties and nonbusiness capital gains) of the Limited Partner. Losses and credits suspended under this limitation can be carried forward indefinitely and used in later years against income from passive activities and, in certain limited circumstances, against income from other sources. The passive activity loss limitation applies to individuals, estates, trusts, and most personal service corporations. A modified form of the rule also applies to closely held corporations.

         The primary activity of the Partnership will be the investment in and holding and eventual disposition of privately offered securities acquired in connection with direct equity investments. Prior to the commitment of Partnership funds to such investments, and pending distributions of available cash to the Partners, the Partnership will temporarily invest funds in various types of marketable securities. Any ordinary income (such as interest or dividend income) derived from either of such investment activities, or capital gains realized upon disposition of such investments, will be treated as portfolio income. Portfolio income is not considered passive income and, thus, cannot be offset by a Partner's passive losses from other activities of the Partnership (such as investment in certain other investment funds) or other sources. Accordingly, a prospective Limited Partner should not invest in the Partnership with the expectation of using his or her proportionate share of portfolio income and capital gain from the Partnership to offset losses from his or her interest in passive activities. However, a Limited Partner's share of any capital loss from portfolio investments or any ordinary expense (including any interest expense) allocable to portfolio investments will not be subject to the passive loss limitation rules.

         ALLOCATIONS AND DISTRIBUTIONS. A Limited Partner's share of the income, gain, loss and deduction for Federal income tax purposes is generally that specified in the partnership agreement, assuming the partnership agreement satisfies certain mechanical requirements. However, the IRS has the ability to disregard certain allocations that would cause a Limited Partner's share of income or loss for tax purpose to differ from a partner's actual economic interest in the partnership's income or loss. Because the Partnership Agreement of the Partnership satisfies the mechanical requirements of allocations to be respected and the allocations are intended to be consistent with each Partner's economic interest, the allocations of income contained in the Partnership Agreement should be respected by the IRS. However, any determination by the IRS that a different allocation is required would not alter the distribution of cash flow under the Partnership Agreement.

         Generally, retroactive allocations of income, gain, deductions, losses and credits are not permitted under the Federal income tax laws. Accordingly, under the Partnership Agreement, items of income, gain, deduction, loss or credit will be allocable to Partners only for the quarterly periods of the tax year in which they are members of the Partnership. When the Partnership recognizes a transfer of an interest by a Limited Partner the distributive share of any Partnership income, gain, loss, deduction or credit for the taxable year will be allocated between the transferor Partner and the transferee based upon the quarterly periods during the taxable year that each owned such Partnership interest.

         DEDUCTIBILITY OF OPERATING EXPENSES. The Code allows individual investors a deduction for itemized expenses incurred for the production of income only to the extent such expenses, combined with certain other itemized deductions, in the aggregate exceed 2% of adjusted gross income. In addition, such expenses are not deductible for purposes of calculating an individual's alternative minimum taxable income. Accordingly, to the extent certain Partnership expenses are deductible not as trade or business expenses, but rather as investment expenses, a Limited Partner might not be able to fully claim their proportionate shares of these expenses as an itemized deduction on their individual income tax returns, causing such Partner to recognize more income. However, the effect of this limitation will to some extent be mitigated by the fact that the General Partner is responsible for paying Partnership certain operating expenses. Moreover, the General Partner may attempt to minimize the effect of the investment expense limitation provision by investing funds not invested in equity investments in short term tax exempt securities. The Partnership's distributive share of investment expenses incurred by any investment fund in which the Partnership invests will pass through to individual Partners as investment expenses subject to this deduction limitation.

         ORGANIZATION AND SYNDICATION EXPENSES. For Federal income tax purposes, a partnership must capitalize organizational or syndication expenses. Expenses incurred in selling or promoting the sale of interests in the partnership (such as most of the printing costs and professional fees incurred in connection with preparation and registration of this Prospectus), can only be deducted at the termination of the Partnership. However, a partnership can amortize amounts paid or incurred to organize the partnership over a period of 60 months and claim a deduction for such amortization amount. Organizational expenses of a partnership include legal fees for negotiation and preparation of the partnership agreement; accounting fees for establishing a partnership accounting system; and necessary filing fees.

         The Partnership will pay expenses in connection with its organization and the sale of Units in an amount up to 1.5% of the proceeds of this offering. The General Partner will allocate expenses between organizational expenses and syndication expenses. However, there can be no assurance that the IRS would not challenge such allocation, attributing a greater amount of such expenditures to nondeductible syndication costs.

         TRANSFER OF A PARTNERSHIP INTEREST. The amount of gain recognized on the sale by a Limited Partner of his or her interest in the Partnership generally will be the excess of the sales price received over his or her adjusted basis in such interest. Generally, the gain or loss from the sale of a partnership interest is treated as gain or loss from a capital asset. However, to the extent the proceeds of sale are attributable to ordinary gains inside the Partnership or to assets the sale of which would cause the Partnership to recognize ordinary income or loss, that portion of the sale is not treated as the sale of a capital asset and any gain attributable to the proceeds will be treated as ordinary income. With respect to the allocation of tax items between the transferor and the transferee in the year in which an interest is transferred, see "Allocations and Distributions" above.

         Section 754 of the Code permits a partnership to make an election to adjust the basis of the partnership's assets in the event of a distribution of partnership property to a partner or transfer of a partnership interest. Depending upon particular facts at the time of any such event, such an election could increase the value of a partnership interest to the transferee (because the election would increase the basis of the partnership's assets for the purpose of computing the transferee's allocable share of partnership tax items) or decrease the value of a partnership interest to the transferee (because the election would decrease the basis of the partnership's assets for that purpose). Because an election under Section 754, once made, cannot be revoked without obtaining the consent of the IRS, because such an election may not necessarily be advantageous to all the Limited Partners, and because of the accounting complexities that can result from having such an election in effect, it is unlikely that the General Partner would make such an election on behalf of the Partnership. The General Partner will advise the Limited Partners prior to any election under Section 754.

         LIQUIDATION OF THE PARTNERSHIP. It is expected that Partners will only receive cash upon the liquidation of the Partnership, and accordingly, a Partner generally will not recognize gain or loss from the distribution of cash. Rather, the Limited Partner will recognize gain or loss only upon the sale by the Partnership of its assets. If the Partnership were to distribute assets in kind to the Partners, such distributions could result in the deferral of built-in gain or loss into such assets so distributed. However, under certain circumstances a portion of such gain or loss could be realized by the Limited Partners receiving such in kind distribution. Accordingly, any Limited Partner receiving a distribution of property other than cash in liquidation of his or her interest should consult with his or her tax advisor to determine the tax consequences to such Partner from the distribution.

         TAX RETURNS AND INFORMATION; AUDITS. The Partnership will use the calendar year as its tax year and an accrual method of accounting for Federal income tax purposes. The Partnership is required to (i) file annually an information return on Form 1065 and (ii) provide to each Partner, following the close of the Partnership's taxable years, a Schedule K-1 indicating such Partner's allocable share of the Partnership's income, gain, losses, deductions, credits, and items of tax preference and such additional information as is reasonably necessary to permit the Limited Partners to prepare their own Federal, state and local tax returns as soon as practical after the close of each year. Assignees of Limited Partners who are not admitted to the Partnership will not receive any tax information from the Partnership.

         However, it is expected that the Partnership will not receive all the annual tax information from investment funds in which the Partnership invests in sufficient time to permit the Partnership to incorporate such information into its annual tax information and distribute such information to Limited Partners prior to April 15 of each year. As a result, Limited Partners may be required to obtain extensions for filing Federal, state and local income tax returns each year. Limited Partners anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Partnership. To the extent practicable, the Partnership anticipates that it will provide estimated annual tax information in a timely manner in order to assist Limited Partners in estimating their tax liabilities. The Partnership's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the investment funds. Employees who participate in the1999 deferred compensation plan will not, themselves, be Limited Partners by virtue of their participation in such plan.

         The Code provides for a single unified audit of partnerships at the partnership level rather than separate audits of individual partners. Generally, the final result of a Partnership audit will be binding on all Partners. In limited circumstances, certain partners may be permitted to separately contest any audit of the Partnership.

                            OTHER TAX CONSIDERATIONS

         FOREIGN SOURCE INCOME, FOREIGN TAX CREDITS AND INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES. Dividends and interest received by the Partnership from foreign investments generally will be considered foreign source income and may be subject to foreign withholding taxes. Each Limited Partner may be entitled to credit his or her respective portion of any such taxes against his or her U.S. federal income taxes or to deduct such taxes from his or her U.S. taxable income. The amount of foreign withholding taxes that may be credited against a Limited Partner's U.S. federal income tax liability in any particular year will be limited, as a general rule, to an amount equal to the Limited Partner's U.S. federal income tax rate multiplied by such Limited Partner's foreign source taxable income. This limitation must be applied separately to certain categories of foreign source income, one category of which is foreign source "passive income". For this purpose, foreign source "passive income" includes dividends and interest. As a consequence, although certain Limited Partners may be able to carry back or carry forward their unused foreign tax credits, certain Limited Partners may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Partnership. Any gain or loss recognized on the sale or exchange of a foreign investment generally will be considered United States source income. Accordingly, if a foreign jurisdiction were to impose a tax on such gain, Limited Partners may not be able to derive effective U.S. foreign tax benefits in respect of such tax.

         The Partnership may invest directly or indirectly in equity interests of an investment company organized under foreign law that is treated as a passive foreign investment company ("PFIC"). Generally, income from a PFIC in excess of a certain average amount and any gain on sale or exchange of an interest in a PFIC is subject to an additional level of tax calculated in a manner that could substantially reduce, eliminate, or even exceed such income or gain. Such income or gain earned by the Partnership is treated as earned by the Limited Partners and a Limited Partner that sells or exchanges an interest in the Partnership is deemed to have sold or exchanged his or her pro rata share of any PFIC stock held directly or indirectly by the Partnership. An election (the "QEF Election") can be made by a U.S. shareholder of a PFIC that would eliminate such additional tax but would require a current inclusion by such shareholder of its share of the earnings of the PFIC, whether or not such earnings are distributed by the PFIC. The QEF Election is permitted only if the PFIC makes certain information available to shareholders. It is uncertain whether any PFIC in which the Partnership acquires an interest will provide such information. It should be noted, however, that only the first U.S. person that owns stock in a PFIC may make the QEF election. Accordingly, Limited Partners cannot make such election individually with respect to shares owned by the Partnership, and if the Partnership owns its interest in a PFIC through another U.S. partnership, the election can only be made by that other partnership. Any such election by the first U.S. shareholder would bind all direct and indirect partners of such partnership. To the extent that the Partnership is eligible to make a QEF Election with respect to a particular PFIC, the Partnership intends to make such an election.

         LIMITATIONS ON THE DEDUCTIBILITY OF INTEREST. "Investment interest" generally is deductible by a Limited Partner only to the extent of "net investment income" with the excess, subject to certain limitations, carried forward and deductible in subsequent taxable years. Investment interest is broadly defined as interest which is paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment including generally the purchase by Limited Partners of Units. Interest taken into account in determining a Limited Partner's passive losses, including generally any interest incurred or continued by a Limited Partner to purchase or carry an interest in a partnership to which the passive loss rules apply, is not considered investment interest for purposes of the investment interest limitations. In addition to the "investment interest" limitation described above, interest paid by a Limited Partner or a related person on indebtedness incurred or continued to purchase or carry tax exempt obligations cannot be deducted.

         FRINGE BENEFITS. Employee "fringe benefits" generally are includable in gross income. Under the Partnership Agreement, the General Partner may be responsible for the payment of certain expenses. Since Units are being offered solely to ML & Co. and its employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating employee Limited Partners (i.e., a fringe benefit). If the IRS were successful in such characterization, a Limited Partner's pro rata share of such expenses (equal to the fair market value of the underlying goods and services rendered the Limited Partner) might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a deduction for such expenses in an amount corresponding to such income inclusion because some of such expenses would be attributable to syndication expenses, or investment expenses subject to the limitation on the deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnerships portfolio assets. See "General Principles of Partnership Taxation--Deductibility of Operating Expenses; Organization and Syndication Expenses" above.

         STATE AND LOCAL TAXES. State and local laws often differ from Federal income tax law with respect to the treatment of specific items of income, gain, loss, deductions and credit. A Limited Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining his or her reportable income for state and local tax purposes in the jurisdiction in which he or she is a resident. In addition, a number of other states in which the Partnership may do business or own properties may impose a tax on nonresident Limited Partners determined with reference to their allocable shares of Partnership income derived by the Partnership from such state. Partners may be subject to tax return filing obligations and income, franchise, estate, inheritance or other taxes in other jurisdictions in which the Partnership does business, as well as in their own states or localities of residence or domicile. Also, any tax losses derived through the Partnership from operations in such states may be available to offset only income from other sources within the same state. To the extent that a nonresident Limited Partner pays tax to a state by virtue of Partnership operations within that state, he or she may be entitled to a deduction or credit against tax owed to his or her state of residence with respect to the same income. In addition, estate or inheritance taxes might be payable in a jurisdiction in which the Partnership owns property upon the death of a Limited Partner. Prospective Limited Partners are urged to consult their tax advisors with respect to possible state and local income and death tax consequences of an investment in the Partnership.

         BACKUP WITHHOLDING. When a Unit is sold through a broker, the proceeds of the sale may constitute a "reportable payment" under the Federal income tax rules regarding backup withholding. Backup withholding, however, would apply only if the Limited Partner (i) failed to furnish and certify his or her Social Security number or other taxpayer identification number to the person subject to the backup withholding requirement (e.g., the broker) or (ii) furnished an incorrect Social Security number or taxpayer identification number. If backup withholding were applicable to a Limited Partner, the person subject to the backup withholding requirement would be required to withhold 31% of each distribution to such Partner and to pay such amount to the IRS on behalf of such Partner.

                   PARTNERSHIP ALLOCATIONS AND DISTRIBUTIONS

         As discussed under "Partnership Expenses" above, the Partnership has requested an exemptive order from the SEC governing the expenses to be paid by the Partnership. If such order is issued, all items of Partnership income, gain, deduction, loss or credit will be allocated to the Partners in proportion to their capital contributions. If the SEC does not issue this exemptive order, the General Partner will receive a 1% interest in all items of Partnership income, gain, deduction, loss and credit, for which it will make no cash capital contribution beyond the $99.00 it contributed upon formation of the Partnership. In this case, during the term of the Partnership, all items of Partnership income, gain, deduction, loss or credit will generally be allocated 1% to the General Partner and 99% to the Limited Partners (except that (i) profits will be allocated to the General Partner to the extent necessary for its capital account balance to equal 1% of all Partners' capital account balances and (ii) losses will be allocated to the General Partner to the extent the Limited Partners' capital accounts equal zero and the General Partner's capital account is positive due to its payment of organizational expenses of the Partnership in excess of 1.5% of the Limited Partners' capital contributions and annual operating expenses in excess of 1% of Limited Partners' capital contributions).

         If the SEC order is issued, upon liquidation of the Partnership, gross income from the sale of the Partnership's assets will be allocated to the Partners in the amount of their negative capital account balances and thereafter in proportion to their capital contributions. If the order is not issued and the General Partner has a 1% interest in the Partnership, upon liquidation, gross income from the sale of the Partnership's assets will be allocated to the Partners in the amount of their negative capital account balances, then to the General Partner to the extent the amount of the capital contribution made by it to the Partnership is in excess of 1% of the Limited Partners' capital contributions, and thereafter 99% to the Limited Partners and 1% to the General Partner. These items will be allocated among the Limited Partners in the ratio the capital contribution of each Limited Partner (or the capital contribution attributable to the interest held by a transferee Limited Partner) bears to the total capital contributions of all Limited Partners.

         Distributable Cash, as defined in the Partnership Agreement, will be distributed in proportion to the Partners' capital contributions if the exemptive order is issued or, if the order is not issued, 99% to the Limited Partners and 1% to the General Partner. The General Partner may also make distributions in kind of securities or assets held by the Partnership, including, in the discretion of the General Partner, distributions in which certain Limited Partners receive cash while other Limited Partners receive marketable securities of an equivalent value. Cash distributions will be credited to the Limited Partner's MLPF&S securities account specified in his Signature Page and Power of Attorney unless the General Partner is instructed otherwise by a Limited Partner.

         Allocations among the transferor and transferee of a Partnership interest are described under "Transferability of Units".

                      SUMMARY OF THE PARTNERSHIP AGREEMENT

         The form of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") is included as Exhibit A to this Prospectus. It is recommended that each prospective purchaser read it in its entirety.

         Certain provisions of the Partnership Agreement have been described elsewhere in this Prospectus. With regard to various transactions and relationships of the Partnership with the General Partner and its affiliates, see "Risk and Other Important Factors", with regard to the management of the Partnership, see "The Partnership" and "The General Partner and Its Affiliates", with regard to the transfer of Limited Partners' Units, see "Transferability of Units", and with regard to reports to be made to the Limited Partners, see "Reports".

         The following briefly summarizes certain provisions of the Partnership Agreement which are not described elsewhere in this Prospectus. All statements made below and elsewhere in this Prospectus relating to the Partnership Agreement are hereby qualified in their entirety by reference to the Partnership Agreement. Capitalized terms used in this summary have the meanings ascribed to them in the Partnership Agreement.

TERM

         The Partnership shall continue in full force and effect until December 31, 2039, or until dissolution prior thereto.

PARTNERSHIP CAPITAL

         No Partner shall be entitled to interest on any Capital Contribution to the Partnership or on such Partner's Capital Account. No Partner, other than the Initial Limited Partner, has the right to withdraw, or to receive any return of, his or her Capital Contribution. However, upon the death of a Limited Partner, the legal representative of such Partner may cause the interest of such Partner to be purchased as described under "Transferability of Units". No Partner has the right to receive property other than cash in return for his or her Capital Contribution.

ANNUAL APPRAISAL

         The Partnership Agreement provides that, beginning December 31, 1999 and each succeeding December 31 (the "Valuation Date"), the General Partner will make an Appraisal or have an Appraisal made of all of the assets of the Partnership as of such date. The Appraisal, which may be made by independent third parties appointed by the General Partner, is to be based on such methods relating to the valuation of the Partnership's assets and liabilities as are deemed appropriate by the General Partner or an independent third party. The Appraisal will be incorporated in the annual financial statement and will be sent to the Limited Partners within 180 days, or as soon as practicable, after the end of the Partnership's fiscal year, which ends December 31. See "Reports" for information as to the valuation procedures expected to be utilized with respect to private equity investments.

LIABILITY OF THE GENERAL PARTNER; INDEMNIFICATION

         The Partnership Agreement provides that neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment or other fault in connection with the business or affairs of the Partnership so long as the person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute gross negligence or willful misfeasance, and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law. In the absence of a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act, the decision by the Partnership to indemnify the General Partner or any such person must be based on the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur.

VOTING RIGHTS

         Under the Partnership Agreement, either the General Partner or 10% or more in Interest of the Limited Partners may propose any act or other matter to which the Consent of any Partner is required. Within 20 days of the making of any such proposal, the General Partner must give all Partners Notification of such proposal (including the text of any amendment or document, a statement of its purposes and a favorable opinion of counsel, pursuant to Section 10.1A of the Partnership Agreement).

         Among other matters subject to approval by the Limited Partners are admission of a successor General Partner, Removal of the General Partner, Sale of all or substantially all of the assets of the Partnership, certain amendments to the Partnership Agreement, and dissolution of the Partnership prior to January 1, 2005. However, as provided in detail in Section 11.3 of the Partnership Agreement, unless, at the time of the giving or withholding of Consent for certain actions by the Limited Partners, counsel retained by the Partnership at such time is of the opinion that the giving or withholding of Consent for such action is permitted by the Delaware Revised Uniform Limited Partnership Act, does not impair the limited liability of the Limited Partners and does not adversely affect the tax status of the Partnership, certain voting rights of the Limited Partners may be restricted.

         In light of its anticipated significant holdings in the Partnership, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

LIABILITY OF PARTNERS TO THIRD PARTIES

         The General Partner will be generally liable for all obligations of the Partnership.

         The Partnership Agreement provides that no Limited Partner shall be personally liable for the debts of the Partnership beyond the amount committed by such Limited Partner to the capital of the Partnership and such Limited Partner's share of the Partnership's assets and undistributed profits. In the event the Partnership is unable otherwise to meet its obligations, the Limited Partners might, under applicable law, be obligated under some circumstances to return distributions previously received by them. See "Risk and Other Important Factors--Possible Loss of Limited Liability; --Repayment of Certain Distributions".

DISSOLUTION

         The Partnership shall be dissolved upon: the expiration of its term; the Incapacity, Removal or withdrawal of the General Partner and failure to designate a successor; the Sale or other disposition of all or substantially all of the assets of the Partnership; an election prior to January 1, 2005 to dissolve by the General Partner with the Consent of a Majority-in-interest of the Limited Partners; the failure of the Limited Partners to approve, by Consent of a Majority-in-Interest, the admission of a successor General Partner to the General Partner pursuant to Section 6.1A of the Partnership Agreement; after January 1, 2005, the General Partner's election to dissolve the Partnership; or the occurrence of any other event causing dissolution of the Partnership under the laws of the State of Delaware.

         In settling accounts after the sale of all Partnership property upon liquidation, the assets of the Partnership shall be paid out (i) to creditors (including any creditor who is a Partner), in the order of priority as provided by law; (ii) to each Partner in an amount equivalent to the positive amount of his capital account on the date of distribution, after giving effect to any allocation of profits or losses arising from sales on liquidation; and (iii) the balance, to Partners in accordance with the Partnership Agreement. Upon liquidation, the General Partner may distribute Partnership assets in kind.

AMENDMENT

         Subject to the provisions of Section 10.1 thereof, the Partnership Agreement may be amended by action of a Majority-in-interest of the Limited Partners. However, without the Consent of all Partners, Section 4.3C of the Partnership Agreement (relating to certain restrictions on the General Partner's authority), Article Ten (relating to amendment of the Partnership Agreement) and
Section 11.3 (relating to certain limitations on Limited Partners' voting rights) may not be amended. Also, without the Consent of each Partner who may be adversely affected, the Partnership Agreement may not be amended to (i) enlarge the obligation of any Partner under the Partnership Agreement or convert a Limited Partner's Interest into a General Partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the provisions of the Partnership Agreement relating to distributions of Distributable Cash and allocations of Profits and Losses. In addition, Sections 6.1 and 6.2 (relating to successors to the General Partner) may not be amended without the Consent of the General Partner. However, in accordance with Section 10.1 of the Partnership Agreement, under certain circumstances the General Partner, without the Consent of a Majority-in-interest of the Limited Partners, may amend the Partnership Agreement if, in its opinion, such amendment does not have a material adverse effect on the Limited Partners or the Partnership.

ELECTIONS

         All elections required or permitted to be made by the Partnership under the Code may be made by the General Partner in such manner as it deems most advantageous to individual Limited Partners who are (i) married and filing joint returns, (ii) not "dealers" for Federal income tax purposes, and (iii) in the highest marginal Federal income tax bracket.

APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT

         Each Limited Partner irrevocably constitutes and appoints the General Partner such Limited Partner's true and lawful attorney-in-fact, with full power and authority in such Limited Partner's name, place and stead to make, execute, acknowledge and file such documents, instruments and conveyances as may be necessary or appropriate to carry out the provisions of the Partnership Agreement.

PRINCIPAL OFFICE OF THE PARTNERSHIP

         The principal business office of the Partnership shall be at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, unless changed by the General Partner. The business of the Partnership may also be conducted at such additional places as the General Partner may determine.

APPLICABLE LAW

         The Partnership Agreement will be construed and enforced in accordance with the laws of the State of Delaware.

                           OFFERING AND SALE OF UNITS

OFFERING OF UNITS

         MLPF&S has entered into an Agency Agreement with the Partnership and the General Partner pursuant to which MLPF&S has agreed to act as selling agent for the Partnership and the General Partner to assist in the sale of the Units to Qualified Investors on a "best efforts" basis. MLPF&S and its affiliates will not receive, directly or indirectly, any payments or compensation in connection with the offering and sale of Units.

         The  Agency  Agreement  contains   cross-indemnification  clauses  with
respect to certain liabilities under the Securities Act of 1933.

         Eligible Investors must submit completed subscription documents not later than November 1, 1998, or such subsequent date, not later than February 5, 1999, as the General Partner and MLPF&S may determine. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon MLPF&S shall promptly debit funds from accepted investors' accounts for payment into the Partnership's escrow account. The General Partner will also advise such investors of the Offering Termination Date. If subscriptions (including subscriptions of ML & Co.) for 75,000 Units are not received by the Offering Termination Date, the offering will be terminated, and all funds received will be refunded with interest, if any, actually earned thereon.

         If subscriptions for more than 500,000 Units are received, the General Partner may, in its sole discretion, reject, in whole or in part, any Limited Partner's subscription.

INVESTOR SUITABILITY STANDARDS

         Only Qualified Investors will be eligible to purchase Units. See "Investor Suitability Standards" on page 2.

MAXIMUM PURCHASE BY QUALIFIED INVESTORS

         The Partnership has imposed restrictions on the maximum amount of Units which may be purchased by any Qualified Investor. An employee of ML & Co. or its subsidiaries may only purchase Units in an amount which does not exceed 15% of such employee's cash compensation from ML & Co. or its subsidiaries received with respect to 1997 or, if employed for less than a full calendar year, does not exceed 15% of such compensation on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1996 and 1997 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same level in 1998. An employee of ML & Co. who meets the requirements of clause (x) or (y) above may purchase Units in an amount which does not exceed 75% of the employee's compensation in respect of 1997 on an annualized basis, unless otherwise approved by the General Partner. A non-employee director of ML & Co. may only purchase Units in an amount which does not exceed ten times the director's compensation (including committee fees, but not including reimbursement of expenses) received from ML & Co. during 1997. Notwithstanding the foregoing, a Qualified Investor (other than ML & Co.) will only be permitted to purchase Units in the Partnership in an aggregate amount in excess of $250,000 if the offering is not fully subscribed, unless otherwise approved by the General
Partner. In the event that the offering is not fully subscribed, Qualified Investors will be permitted to invest up to the specified percentage of their 1997 compensation (or directors fees, as applicable), provided that such amount is equal to less than 10% of the outstanding limited partnership interests of the Partnership.

PURCHASE OF UNITS BY ML & CO.

         The Partnership is also offering Units to ML & Co. ML & Co. has advised the Partnership that it intends to offer a deferred compensation plan to certain key employees of ML & Co. and its subsidiaries pursuant to which such employees will be permitted to defer compensation earned during 1998 and to elect to receive a return from ML & Co. determined by reference to the performance of the Partnership. ML & Co. intends to acquire Units having a purchase price approximately equivalent to the aggregate amount of compensation deferred under its plan. ML & Co. will acquire such Units at the Closing for a purchase price of $1,000 per Unit. Participants in the plan will not be Limited Partners in the Partnership by virtue of their participation in such plan and will not acquire any ownership interest in the Units purchased by ML & Co.

SUBSCRIPTION TO PURCHASE UNITS

         Each Qualified Investor who desires to purchase any Units must:

          (a) subscribe to purchase five or more Units;

          (b) complete, date, execute and deliver to KECALP Inc., South Tower, World Financial Center, 225 Liberty Street, New York, NY 10080-6123, one copy of the Signature Page and Power of Attorney, a form of which is attached as part of the Subscription Agreement attached to this Prospectus as Exhibit B; and

          (c) authorize an amount equal to $1,000 for each Unit that the prospective purchaser desires to purchase to be debited from his MLPF&S securities account.

         The  General  Partner  will  not,  under  any   circumstances,   accept
subscriptions for a fractional interest in a Unit.

PAYMENT FOR UNITS

         Each Qualified Investor who subscribes to purchase Units will, by execution of the Subscription Agreement, agree to make a capital contribution of $1,000 for each Unit subscribed for and authorize that amount to be debited from his MLPF&S securities account specified on his Signature Page and Power of Attorney. If sufficient funds are not already available in the Qualified Investor's MLPF&S securities account, the Qualified Investor must deposit additional funds so that the full amount of the capital contribution for the Units for which the investor has subscribed will be available in such account.

         MLPF&S will advise investors as to whether their subscriptions have been accepted and thereupon promptly debit subscription amounts from subscribers' MLPF&S securities accounts and deposit such funds in an escrow account with The Bank of New York, for the benefit of investors. The bank escrow agent for such account may, at the direction of MLPF&S, invest such payment in U.S. government securities, bank time deposits, certificates of deposit of a domestic bank which mature prior to the Closing of the purchase of Units or bank money market accounts. The Qualified Investors' funds in such account, but not the interest earned thereon, will be released to the Partnership only if each of the following conditions has been satisfied:

          (a)  on  the  date  of  Closing,   the   Partnership   has   received
subscriptions for at least 75,000 Units;

          (b) on the date of Closing, the escrow agent has received the full payment of the capital contributions for the Units which the Partnership will issue and sell at such Closing; and

          (c) on the date of Closing, Brown & Wood LLP has delivered its opinion that the Partnership will be treated as a partnership for Federal income tax purposes and will not be treated as a publicly traded partnership within the meaning of Section 7704(b) of the Internal Revenue Code of 1986, as amended.

         If such conditions are not timely satisfied, all the investors' funds so held in such account will be returned to the investors. If all of such conditions are timely satisfied, each investor who has subscribed to purchase Units to be issued and sold at such Closing will become a Limited Partner and thereafter (but only thereafter) such investor's capital contributions will be paid to the Partnership, to be applied by it as described in this Prospectus. Any interest earned on funds held in escrow will be paid to subscribers in proportion to their respective subscription amounts and the length of time their subscription amounts were on deposit.

         Each Limited Partner will be entitled to the distributive share of items of income, gain, deduction, loss or credit and cash distributions allocable to such Limited Partners interest in the Partnership, as provided in the Partnership Agreement, without regard to the dates on which any Limited Partners may have subscribed to purchase Units.

                            TRANSFERABILITY OF UNITS

RESTRICTIONS

         The Partnership is designed as an investment vehicle for Qualified Investors only. The Partnership has obtained exemptions from certain provisions of the Investment Company Act on the basis that, with certain exceptions, only Qualified Investors will become Limited Partners. PURCHASERS OF UNITS SHOULD VIEW THEIR INTEREST IN THE PARTNERSHIP AS A LONG-TERM, ILLIQUID INVESTMENT.

         No transfer or assignment by a Limited Partner of his or her interest in the Partnership shall be effective unless made in accordance with the provisions of the Partnership Agreement. The Partnership Agreement prohibits transfer or assignment by a Limited Partner of his or her interest in the Partnership to any person who is not a Qualified Investor, except transfers to a member of his or her immediate family or transfers resulting by operation of law. (For this purpose, the members of a Limited Partner's immediate family consist of the partner's spouse and children.) No transfer of a Limited Partner's interest may be made without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. No sale, assignment or transfer of, or after which the transferor and transferee would each hold, an interest representing a capital contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent will be granted only for good cause shown.

         The sale or transfer of a Partnership interest may result in adverse income tax consequences to the transferor. Limited Partners are advised to consult their tax advisors prior to any such transfer. See "Tax Aspects of Investment in the Partnership--Transfer of a Partnership Interest".

         No transfer, assignment or negotiation of an interest in the Partnership will be recognized or effective if such transfer or assignment, together with all other such transfers on the books of the Partnership during the immediately preceding 12 months, would result in the transfer of 50% or more of the Units. See "Tax Aspects of Investment in the Partnership--General
Principles of Partnership Taxation--Termination of the Partnership for Tax Purposes". In addition, pursuant to the Partnership Agreement, the Partnership will satisfy one or more safe harbor limitations from classification as a publicly traded partnership which would impose more restrictive numerical limitations on the number of Units transferred. One safe harbor under current law would restrict transfers (except for certain exempt transfers) of 2% or more Units during the same taxable year. Transfers, assignments or negotiations, the recognition and effectiveness of which are so suspended and deferred, will be recognized (in chronological order to the extent practicable) when, and to the extent that, such recognition will not result in there having been transfers of Units in excess of the limitations referred to above.

         The General Partner has the authority to amend the transferability provisions of the Partnership Agreement in such manner as may be necessary or desirable to preserve the tax status of the Partnership.

         Further, no sale, exchange, transfer or assignment of a Limited Partner's interest may be made if the sale of such interest would, in the opinion of counsel for the Partnership, result in a termination of the Partnership for purposes of Section 708 of the Code, violate any applicable Federal or state securities laws, cause the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes, cause the Partnership to be classified as a publicly traded partnership and taxable as a corporation for Federal income tax purposes, or cause all or a portion of the Partnership's assets to be treated as "tax-exempt use property" under Section 168(j) of the Code.

     ACQUISITION OF CERTAIN LIMITED PARTNERS' INTERESTS BY THE GENERAL PARTNER OR THE PARTNERSHIP

         Upon the death of a Limited Partner, the legal representative(s) of such Limited Partner may tender, and the General Partner shall purchase the interest in the Partnership held by such Limited Partner at a purchase price equal to the value of the interest determined at the next annual Valuation Date. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the appraisal is sent to the Limited Partners. The Partnership, rather than the General Partner, may purchase such interest if it is determined the purchase is in the best interests of the Partnership. If the General Partner purchases any such interest for its own account pursuant to this provision, it shall be entitled to the rights of an assignee of such interest, including the right to vote as if it were a Substituted Limited Partner, and it may become a Substituted Limited Partner. The General Partner may sell any interest acquired pursuant to this provision and the purchaser will be entitled to be admitted as a Substituted Limited Partner effective as of the date of payment to the General Partner for such interest.

ASSIGNEES

         An assignee of a Limited Partner does not automatically become a Substituted Limited Partner, but has the right to receive the same share of profits, losses and distributable cash of the Partnership to which the assignor Limited Partner would have been entitled. A Limited Partner who assigns all of his Partnership interest ceases to be a Limited Partner, and shall not retain any statutory rights as a Limited Partner. The assignee of a Partnership interest who does not become a Substituted Limited Partner and desires to make further assignment of such interest is subject to all of the restrictions on transferability of Partnership interests described in this Prospectus and the Partnership Agreement.

         In the event of the death, incapacity or bankruptcy of a Limited Partner, his or her legal representatives will have all the rights of a Limited Partner for the purpose of settling or managing his or her estate and such power as the decedent, incompetent or bankrupt Limited Partner possessed to assign all or any part of his interest in the Partnership, and to join with such assignee in satisfying conditions precedent to such assignees becoming a Substituted Limited Partner. In the event of the death of a Limited Partner, but not in the event of adjudication of incompetence or bankruptcy, the deceased Limited Partner's interest may be distributed as part of the estate, transferred by operation of law, tendered to the General Partner as described above, or assigned to another Qualified Investor.

         A purported sale, assignment or transfer of a Limited Partner's interest will be recognized by the Partnership on the first day of the fiscal quarter following the quarter in which the Partnership has received written notice of such sale, assignment or transfer in form satisfactory to the General Partner, signed by both parties, containing the purchaser's, assignee's or transferee's acceptance of the terms of the Partnership Agreement and a representation by the parties that the sale or assignment was made in accordance with all applicable laws and regulations.

SUBSTITUTED LIMITED PARTNERS

         No Limited Partner has the right to substitute an assignee as a Limited Partner in his or her place. The General Partner, however, has the right in its sole and absolute discretion, to permit such assignee to become a Substituted Limited Partner and any such permission by the General Partner is binding and conclusive without the consent or approval of any Limited Partner. Any Substituted Limited Partner must, as a condition to receiving any interest in the Partnership, sign a Signature Page and Power of Attorney, pay the reasonable legal fees and filing and publication costs of the Partnership and the General Partner in connection with his or her substitution as a Limited Partner and satisfy the other conditions specified in Section 10.2 of the Partnership Agreement. Notwithstanding the actual time of the admission of a Substituted Limited Partner, for purposes of allocating profits, losses and distributable cash (as those terms are defined in the Partnership Agreement), a person will be treated as having become a Limited Partner as of the date on which the sale, assignment or transfer of such persons interest was recognized by the Partnership, as described above, even if that person does not in fact become a Substituted Limited Partner.

                                   YEAR 2000

         The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. As a consequence, computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions or engage in normal business activities.

         ML & Co. has undertaken a comprehensive review of the impact of the Year 2000 issue on its operations and the operations of its subsidiaries. However, there can be no assurance that the systems of companies in which the Partnership invests, particularly emerging market companies, will be timely converted or that the value of such investments will not be adversely affected by the Year 2000 issue.

                                    REPORTS

         Financial information contained in all reports to the Limited Partners will be prepared on an accrual basis of accounting in accordance with generally accepted accounting principles and will include, where applicable, a reconciliation to information furnished to the Limited Partners for income tax purposes. Federal and state tax information will be provided to the Limited Partners within 75 days following the close of each calendar year or as soon as practicable thereafter. (As described under "Risk and Other Important Factors", to the extent the Partnership invests in other investment funds, it may experience delays in obtaining annual tax information, which may require Limited Partners to obtain extensions for filing income tax returns.) Financial statements, which will be prepared annually, will be certified by independent auditors and will be furnished within 180 days (or as soon as practicable thereafter) following the close of the calendar year. A statement of appraisal of the value of Partnership assets will be provided with the financial statements. Limited Partners also have the right under applicable law to obtain other information about the Partnership and may, at their expense, obtain a list of the names and addresses of all of the Limited Partners for any proper purpose.

         In connection with the appraisal of the value of the Partnership's investments that are not publicly traded, there is a range of values which is reasonable for such investments at any particular time. The General Partner presently expects that the following procedures will be utilized with respect to these investments. In the early stages of development, these investments will typically be valued based on their original cost to the Partnership (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based on such factors affecting the portfolio company as earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future prospects. In the case of unsuccessful operations, the appraisal may be based on liquidation value. Valuations based on the appraisal method are necessarily subjective. The General Partner may also use third party transactions (actual or proposed) in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors. The valuation of debt securities that are not publicly traded will be determined by or under the direction of the General Partner. The General Partner expects that the private market method of valuation will be the primary method utilized with respect to these securities. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect the effect of such restrictions.

                                    EXPERTS

         The financial statements included in this Prospectus have been examined by Deloitte & Touche LLP, independent auditors, as indicated in their opinions with respect thereto, and are included herein in reliance upon the authority of that firm as experts in accounting and auditing.

                                 LEGAL MATTERS

         The legality of the securities offered hereby will be passed upon by Brown & Wood LLP, One World Trade Center, New York, New York 10048, as counsel to the Partnership and the General Partner, who may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19801.

         The statements under the heading "Tax Aspects of Investment in the Partnership" have been reviewed by Brown & Wood LLP.

               EXEMPTIONS FROM THE INVESTMENT COMPANY ACT OF 1940

         The Partnership will operate as a closed-end, management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act. However, an exemptive order was obtained from the Commission in 1982 pursuant to Section 6(b) of the Act that exempts the Partnership, as an "employees securities company" within the meaning of the Investment Company Act, from certain provisions of such Act. The exemptive order relates to the following provisions of the Investment Company Act and the rules and regulations promulgated thereunder:

         Section 8(b) to exempt the Partnership from filing annual amendments to its Registration Statement under the Investment Company Act;

         Section 10(a) to permit the Partnership to include the General Partner as the sole general partner and to permit all of the directors and officers of the General Partner to be persons who are employees of ML & Co. or its affiliates;

         Section 10(b) to permit the Partnership to employ subsidiaries of ML & Co. to act as broker and principal underwriter for the Partnership;

         Section 10(f) to permit the Partnership to purchase securities in underwritten offerings, a principal underwriter of which may be an affiliate of the General Partner;

         Section 14(a) to permit the Partnership to offer Units to Qualified Investors prior to the time the Partnership has a net worth of $100,000;

         Section 15(a) to permit the General Partner to act from time to time as investment adviser to the Partnership without a written contract and without the approval of the Limited Partners;

         Section 16(a) to permit ML & Co. to appoint and replace the directors of the General Partner in accordance with the Partnership Agreement;

         Section 17(a) to permit ML & Co. and its subsidiaries to engage in certain transactions as principal with the Partnership in addition to transactions as agent, including transactions involving money market securities and real estate, and, under limited circumstances and subject to certain conditions, the acquisition of investments from the General Partner (or an affiliate thereof) that were purchased for the Partnership prior to the closing of its offering;

         Section 17(d) to permit the Partnership to engage in transactions in which certain affiliated persons of the Partnership may also be participants;

         Section 17(f) to permit ML & Co. or one of its subsidiaries to act as custodian without a written contract;

         Section 17(g) to permit the Partnership to comply with requirements applicable to fidelity bonds without the necessity of having a majority of the Board of Directors of the General Partner which are not "interested persons" take such action and make such approvals as are set forth in Rule 17g1 under the Investment Company Act;

         Section 18(a)(1) to exempt the Partnership from certain limitations on borrowings so that the Partnership may enter into non-recourse loans relating to investments other than securities without regard to the restrictions on "asset coverage" contained in the Investment Company Act;

         Section 18(i) to permit the Limited Partners to have only those rights with respect to the management of the Partnership as are set forth in the Partnership Agreement;

         Section 19(b) to permit the Partnership to distribute long-term capital gains more frequently than annually;

         Section 20(a) to exempt the Partnership from the proxy requirements set forth in the rules under the Investment Company Act;

         Section 23(c) to permit the Partnership to repurchase Partnership interests pursuant to the terms of the Partnership Agreement;

         Section 30(a), (b) and (d) to exempt the Partnership from filing annual and quarterly reports with the Commission and from sending semiannual reports to Limited Partners; and

         Section 32(a) to permit the General Partner to select independent certified public accountants for the Partnership without submitting their selection to the Limited Partners for ratification or rejection.

         In 1991, the Commission issued an order amending the order described above to expand the categories of investments in which the Partnership and other partnerships managed by the General Partner may participate with ML & Co. and its affiliates. The transactions in which such joint investments may be made relate generally to equity and equity-related investments in buyout transactions and other transactions structured by ML & Co. or its affiliates or in which ML & Co. or its affiliates have an equity or equity-related investment. The order requires, among other things, that the General Partner make specified findings before the Partnership participates in such investments and that the General Partner, at least annually, provide to the Limited Partners a list of such investments in which the Partnership has invested with ML & Co. or its affiliates.

                             ADDITIONAL INFORMATION

         This Prospectus does not contain all the information set forth in the Registration Statement that the Partnership has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act. For further information pertaining to the securities offered hereby, reference is made to the Registration Statement including the exhibits filed as a part thereof.

                          INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
 Merrill Lynch KECALP L.P. 1999

      Independent Auditors' Report.....................................    42
      Balance Sheet, July 31, 1998.....................................    43
      Statement of Operations for the period
          July 10, 1998 (DATE OF FORMATION) to July 31, 1998...........    44
      Statement of Cash Flows for the period
          July 10 to July 31, 1998.....................................    45
      Statement of Changes in Net Assets for the
          period July 10 to July 31, 1998..............................    46
      Statement of Changes in Partners' Capital (Deficit)
          for the period July 10 to July 31, 1998......................    47
      Notes to Financial Statements....................................    48

 KECALP Inc. (Unaudited)

      Balance Sheet, December 26, 1997.................................    49
      Notes to Balance Sheet...........................................    50

INDEPENDENT AUDITORS' REPORT

Merrill Lynch KECALP L.P. 1999:

We have audited the accompanying balance sheet of Merrill Lynch KECALP L.P. 1999 (the "Partnership") as of July 31, 1998, and the related statements of operations, cash flows, changes in net assets, and changes in partners' capital (deficit) for the period July 10, 1998 (date of formation) to July 31, 1998. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Merrill Lynch KECALP L.P. 1999 at July 31, 1998 the results of its operations, its cash flows, the changes in net assets and the changes in partners' capital for the period July 10, 1998 (date of formation) to July 31, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, NY
August 21, 1998

                         MERRILL LYNCH KECALP L.P. 1999

                                 BALANCE SHEET

                                 JULY 31, 1998

 ASSETS

 Portfolio Investment - Note 3..............................       $ 5,624,760
 Cash.......................................................               100
                                                                   -----------
 TOTAL ASSETS                                                      $ 5,624,860
                                                                   ===========


 LIABILITIES AND PARTNERS' CAPITAL (DEFICIT) ACCOUNT

 Liabilities:

    Accounts payable - KECALP Inc - Note 4..................       $ 5,624,760
    Accrued organization cost and offering expenses.........           200,000
                                                                   -----------
 TOTAL LIABILITIES                                                 $ 5,824,760
                                                                   -----------

 Partners Capital (Deficit):

   General Partner..........................................           (1,999)
   Initial Limited Partner..................................         (197,901)
                                                                   -----------


 Total Partners Capital (Deficit)...........................         (199,900)
                                                                   ----------

 TOTAL LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)                 $5,624,860
                                                                   ==========


 See notes to financial statements.

MERRILL LYNCH KECALP L.P. 1999

STATEMENT OF OPERATIONS

FOR THE PERIOD JULY 10, 1998 (DATE OF FORMATION) TO JULY 31, 1998

------------------------------------------------------------------------------


EXPENSES:                                                            $  80,000
Organizational costs:

NET OPERATING LOSS:                                                   ---------
(allocable to Partners)--Note 2                                        (80,000)
                                                                      =========







See notes to financial statements.

MERRILL LYNCH KECALP L.P. 1999

STATEMENT OF CASH FLOWS
FOR THE PERIOD JULY 10, 1998 (DATE OF FORMATION) TO JULY 31, 1998
------------------------------------------------------------------------------


CASH FLOWS (USED FOR) OPERATING ACTIVITIES:                        -----------
Net operating loss                                                $    (80,000)


   Add:  Net cash expense                                               80,000
   Net cash used for operating activities                                    0
                                                                   -----------

CASH FLOWS FROM FINANCIAL ACTIVITIES:
   Capital Contributions:
   General Partner                                                         99
   Initial Limited Partner                                                  1
                                                                   ----------
Net cash from financing activities                                        100
                                                                   ----------

INCREASE IN CASH AND CASH EQUIVALENTS                                     100

CASH AND CASH EQUIVALENTS BALANCE
   AT BEGINNING OF PERIOD                                                -
                                                                  -----------
CASH AND CASH EQUIVALENTS BALANCE
   AT END OF PERIOD                                               $       100
                                                                  ===========


NON CASH ITEMS:
   Accounts and Accrued Expenses Payable for
     Securities Purchases and Organizational and Offering
       Expenses                                                   $5,824,760
                                                                  ==========





See notes to financial statements.

MERRILL LYNCH KECALP L.P. 1999

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JULY 10, 1998 (DATE OF FORMATION) TO JULY 31, 1998

------------------------------------------------------------------------------

Net operating loss from operations                                $    (80,000)

Partners' capital contributions                                            100
Less offering expenses                                                (120,000)
                                                                      --------

DECREASE IN NET ASSETS                                                (199,900)

NET ASSETS AT BEGINNING OF PERIOD                                            0
                                                                       -------

NET ASSETS AT END OF PERIOD                                      $    (199,900)
                                                                      ========










See notes to financial statements.

MERRILL LYNCH KECALP L.P. 1999

STATEMENT OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)
FOR THE PERIOD JULY 10, 1998 (DATE OF FORMATION) TO JULY 31, 1998
------------------------------------------------------------------------------


                                              INITIAL
                               GENERAL        LIMITED
                               PARTNER        PARTNER        TOTAL
                               -------        -------        -----

Capital contributions         $    99       $       1      $    100

Less:
  Offering expenses            (1,298)       (118,702)     (120,000)
                               -------       ---------     --------
Net proceeds                   (1,199)       (118,701)     (119,900)

Allocation of net                (800)        (79,200)      (80,000)
 operating loss                -------      ----------     --------

Balance at July 31, 1998      $(1,999)      $(197,901)    $(199,900)
                               =======      ==========     ========








See notes to financial statements.

MERRILL LYNCH KECALP L.P. 1999

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD JULY 10, 1998 (DATE OF FORMATION) TO JULY 31, 1998
-------------------------------------------------------------------------------

         1.       Organization and Purpose

         Merrill Lynch KECALP L.P. 1999 (the "Partnership") was formed as of July 10, 1998 and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on July 15, 1998. KECALP Inc. ("KECALP" or the "General Partner") has made a capital contribution of $99. The Initial Limited Partner has made a contribution of $1 to permit the formation of the Partnership. KECALP is a Delaware corporation, formed in June 1981 and an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The General Partner is authorized to admit additional limited partners to the Partnership if, after the admission of such additional limited partners, the capital contributions of all additional limited partners would not be less than $75,000,000. The Partnership is an "employees securities company" under the Investment Company Act of 1940. KECALP will pay the organizational expenses of the Partnership incurred prior to the commencement of the offering of the Partnership's units. The Partnership has agreed to reimburse KECALP for such costs.

The Partnership intends to seek long-term capital appreciation. The Partnership will invest in various speculative and non-speculative investments. The Partnership shall not engage in any other business activity. The Partnerships term extends to December 31, 2039. However, pursuant to the Partnership Agreement, the General Partners may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2005.

2.       Significant Accounting Policies

         Valuation of Investments - Investments are valued as follows:

         Portfolio investments, other than investments in partnerships, are carried at cost until significant developments affecting an investment provide a basis for valuation. Thereafter, portfolio investments are carried at fair value as determined by the General Partner upon guidelines approved by its Board of Directors. The portfolio investments held by the Partnership involve a high degree of business and financial risk that can result in substantial losses.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Partnership Distributions and Allocations - All items of income, expense, gain and loss, except for certain expenses paid directly by the General
Partner,   are  allocated  to  Partners  pursuant  to  the  Limited  Partnership
Agreement. Cash distributions will be made in the same manner.

         Federal Income Taxes - The Partnership is not a taxable entity for Federal income tax purposes. Such taxes are the liabilities of the individual partners and the amounts thereof will vary depending on the individual situation of each partner. Accordingly, there is no provision for Federal income taxes in the accompanying financial statements.

3.       Portfolio Investment

         On July 31, 1998, the Partnership, purchased 46,873 shares of Orbital Imaging Corporation Series A Cumulative Convertible Preferred Stock ("Orbimage") for $5,624,760. Such investment is carried at cost, which approximates fair value.

4.       Accounts Payable

         The  Partnership   borrowed  $5,624,760  from  KECALP  to  finance  the
investment in Orbimage. The Partnership will be charged at KECALP's costs to borrow funds.

5.       Fiscal Year

         The fiscal year of the Partnership will end on December 31 of each year.

            INVESTORS WILL NOT ACQUIRE ANY INTEREST IN THIS COMPANY

                                  KECALP INC.

                           BALANCE SHEET (UNAUDITED)
                               DECEMBER 26, 1997

ASSETS



Cash                                                           $    37,443
Other Receivables                                               12,718,131
Investment in limited partnership                                3,252,606
                                                                ----------
TOTAL                                                          $16,008,180
                                                                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

Due to ML & Co. (4)                                            $12,594,417
Deferred federal and state income taxes                             32,288
Accrued expenses                                                    58,515
                                                                ----------
     TOTAL LIABILITIES                                         $12,685,220
                                                                ==========

STOCKHOLDERS' EQUITY

Common stock - $1 par value; authorized and
  outstanding 1,000 shares                                           1,000
Additional paid-in-capital                                      12,435,555
Capital Contribution Receivable (2)                            (11,100,000)
Retained Earnings                                                1,986,405
                                                                ----------
    TOTAL STOCKHOLDERS' EQUITY                                   3,322,960
                                                                ----------
TOTAL                                                          $16,008,180
                                                                ==========

                                  KECALP INC.
                             NOTES TO BALANCE SHEET
                                  (UNAUDITED)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         KECALP Inc ("KECALP"), a Delaware corporation, is a wholly-owned subsidiary of Merrill Lynch Group Inc.("ML Group"). ML Group is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & CO."). KECALP is a General Partner of six Delaware limited partnerships, Merrill Lynch KECALP, L.P. 1986 (the "1986 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership"), Merrill Lynch KECALP 1994 (the "1994 Partnership"), and Merrill Lynch KECALP L.P. 1997 (the "1997
Partnership"), collectively referred to as the "Partnerships". As General Partner, KECALP manages the Partnerships, pays certain of their expenses and maintains a 1% ownership interest in each of the Partnerships. KECALP is also the Investment Adviser to Merrill Lynch KECALP International L.P.1997 (the "1997 International Partnership") that co-invests with the 1997 Partnership.

         The investment objectives of the 1986 Partnership, 1987 Partnership, 1989 Partnership, 1991 Partnership, 1994 Partnership, 1997 Partnership and the 1997 International Partnership are to seek long-term capital appreciation with a substantial portion of its total proceeds invested in venture capital and leveraged buyout investments. The Partnerships may purchase other investments that KECALP deems appropriate. Current income will not be a significant factor in the selection of investments. The Partnerships shall not engage in any other business or activity.

         Investment in Partnerships - The investment in the Partnerships is accounted for using the cost method.

         Capital Requirements - As a condition to the closing of the sales of units of limited partnership interest, KECALP has agreed to maintain a net worth as required in accordance with applicable U.S. income tax regulations and rulings of the Internal Revenue Service. ML & Co. provides capital to KECALP by a demand promissory note or other investment to satisfy the requirement that KECALP have such net worth (see Note 2).

2.       CAPITAL CONTRIBUTION RECEIVABLE

         The Capital Contribution receivable represents promissory notes from ML & Co. The notes are due on demand and bear interest at the daily brokers call rate. Intercompany interest and taxes are not paid, but KECALP's obligations have been settled through an adjustment of the intercompany receivable account.

3.       RELATED PARTY TRANSACTIONS

         KECALP is obligated to pay certain expenses, fees, sales or brokerage commissions, and other expenditures (except for debt service and interest expense) of the Partnerships.

         KECALP is required to maintain an investment in the Partnerships of approximately 1% of the Partnerships' net assets less (plus) unallocated net unrealized appreciation (depreciation) of investments.

4.       DUE FROM MERRILL LYNCH & CO.

         The Corporation has been authorized to transfer funds, as required by policy, to ML & Co. ML & Co. is to repay this loan with interest based on the daily brokers call rate.

5.       INCOME TAXES

         The results of operations of KECALP are included in the consolidated Federal income tax returns of ML & Co., Inc. It is the policy of ML & Co., Inc. to allocate to KECALP the Federal and state tax expense associated with such operating results in its consolidated tax return, including the recognition of deferred tax assets.

                                    APPENDIX

         Set forth below is information concerning investments made by prior KECALP Partnerships:

1997 PARTNERSHIP

         The 1997 Partnership closed its subscription offering on October 15, 1997, at which time it sold 277,948 units of limited partnership interest to 1,309 investors for $277,948,000. As of July 31, 1998, the 1997 Partnership has invested or committed approximately $239,000,000 to 49 portfolio investments consisting of 8 leveraged buy-out transactions (with an aggregate cost of $47.2 million), 3 real estate transactions (with an aggregate cost of $25.0 million), 13 venture capital investments (with an aggregate cost of $55.2 million), 20 growth equity investments with an aggregate cost of $80.0 million), and 5 "other" investments (with an aggregate cost of $31.6 million). As a result, at such date, approximately $39.0 million of its initial assets remained to be invested or committed.


INVESTMENTS HELD AS OF 7/31/98

                                                                                Date of
Classification             Company/Fund                                   Commitment/Purchase        Cost
--------------             ------------                                   -------------------        ----
Growth Equity              Fleming US Discovery Fund III, L.P.                   11/97              $852,000
Growth Equity              PT Keramika Indonesia Assosiasi                       11/97               387,000
Growth Equity              PT Keramika Indonesia Assosiasi                       11/97               580,000
Growth Equity              Procomp Amazonia Industria Electrica LTD              11/97             3,509,000
Growth Equity              Wendeng Tianrun Crankshaft Co. Ltd                    11/97               765,000
Growth Equity              Sun Capital Partners, L.P.                            11/97             8,589,000
Growth Equity              Mercapital Spanish Private Equity Fund                12/97             4,200,000
Growth Equity              PSi Technologies, Inc.                                12/97             1,195,000
Growth Equity              Termo Teknik Ticaret, ve Sanayi A.S.                  12/97             1,960,000
Growth Equity              Ukraine Growth Fund III, L.P.                         12/97             5,040,000
Growth Equity              Wolfgang Puck Food Company, Inc.                      1/98              3,276,000
Growth Equity              The Lightspan Partnership, Inc.                       3/98              4,200,000
Growth Equity              Financial Pacific Company                             3/98              4,260,000
Growth Equity              Nebraska Book Company                                 3/98              1,575,000
Growth Equity              Spectrum Equity Investors II, L.P.                    11/97             2,304,000
Growth Equity              Jekyll and Hyde Entertainment L.L.C.                  11/97             9,000,000
Growth Equity              First International Oil Corporation                   2/98             10,080,000
Growth Equity              American Cellular                                     3/98              7,700,000
Growth Equity              HK Systems                                            4/98              1,979,000
Growth Equity              Poland Partners L.P.                                  5/98              2,501,000
Growth Equity              OptiMark Technologies, Inc.                           6/98              5,625,000
Leveraged Buyout           Packard BioScience Company                            11/97               884,000
Leveraged Buyout           TPG Partners II, L.P.                                 11/97            10,028,000
Leveraged Buyout           Charterhouse Equity Partners III, L.P.                11/97             4,250,000
Leveraged Buyout           HWH Camouflage, L.P.                                  11/97             1,630,000
Leveraged Buyout           North Castle Partners I, L.L.C.                       11/97            11,938,000
Leveraged Buyout           Fisher Scientific International Incorporated          1/98              9,393,000
Leveraged Buyout           Multicare Companies, Inc.                             11/97               575,000
Leveraged Buyout           Warburg Pincus Ventures International, L.P.           11/97             8,508,000
Real Estate                ZML Partners Limited Partnership IV                   11/97             2,536,000
Real Estate                Colony Investors III, L.P.                            3/98             15,000,000
Real Estate                Blackacre Capital Partners                            4/98              7,500,000
Venture Capital            Jerusalem Venture Partners, L.P.                      11/97               855,000
Venture Capital            Acuity Corp.                                          11/97             1,700,000
Venture Capital            Orbital Imaging Corporation                           11/97             6,125,000
Venture Capital            Candescent Technologies Corporation                   11/97             4,359,000
Venture Capital            Candescent Technologies Corporation                   11/97               728,000
Venture Capital            Captura Software, Inc.                                11/97             1,083,000
Venture Capital            Captura Software, Inc.                                10/97               440,000
Venture Capital            Wave International, Inc. (VenInfo Tel)                11/97             4,961,000
Venture Capital            Prospect Venture Partners, L.P.                       11/97             8,800,000
Venture Capital            Whistle Communications, Inc.                          11/97             2,141,000
Venture Capital            Cohera Corporation                                    10/97               250,000
Venture Capital            FluidSense Corporation                                11/97             1,954,000
Venture Capital            Global Village Telecom N.V.                           4/98              7,500,000
Venture Capital            Taitai Pharmaceutical Industry Co. Ltd.               12/97             5,602,000
Venture Capital            Orbital Imaging Corporation                           2/98              5,884,000
Venture Capital            Orbital Imaging Corporation                           6/98              1,575,000
Venture Capital            XaQti Corporation                                     6/98              1,200,000
Other                      MD Sass Corporate Resurgence Partners                 11/97             4,502,000
Other                      APAM High Performance Capital Partners                11/97             8,852,000
Other                      Termo Teknik Ticaret, ve Sanayi A.S. (Debt)           12/97             1,680,000
Other                      Global Convergence Fund                               3/98              8,400,000
Other                      ML Collateralized Loan Obligation Series 19           6/98              8,200,000


1994 PARTNERSHIP

         The 1994 Partnership closed its subscription offering on September 21, 1994, at which time it sold 40,384 units of partnership interest to 1,401 investors for $40,384,000. As of May 15, 1997, the 1994 Partnership had fully invested or committed approximately $43.1 million to 24 portfolio investments consisting of 11 leveraged buyout transactions (with an aggregate cost of $18.8 million), one real estate related transaction (with an aggregate cost of $2.0 million), five venture capital investments (with aggregate costs of $8.3 million) and seven growth equity investments (with aggregate costs of $14.0 million).

         Set forth below is a chart showing the results, as of July 31, 1998, of completed equity transactions with respect to the 1994 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by the 1994 Partnership.


COMPLETED TRANSACTIONS

Classification             Company                          Date of    Date of       Cost              Proceeds
                                                            Purchase    Sale
--------------             -------                          --------   -------       ----              --------

Growth Equity              Franchise Investors LLC            9/95      4/98      $1,451,600            $3,403,781
Leveraged Buyout           Mail-Well, Inc.                    7/95      3/96         263,089               636,875
Leveraged Buyout           Mail-Well, Inc.                    7/95      6/96         704,456             1,592,857
Leveraged Buyout           Mail-Well, Inc.                   12/94      6/97         239,536             1,031,387
Leveraged Buyout           Mail-Well, Inc.                   12/94      12/96        304,976             1,240,274
Leveraged Buyout           Westlink Holdings, Inc.            7/95      5/96       2,114,825             4,672,000
Leveraged Buyout           Revere Holding Corporation         1/95      12/96      1,800,000             4,890,600
                                                                                 -----------           -----------
Total                                                                            $ 6,878,482           $17,467,774
                                                                                 -----------           -----------
NET PROFIT REALIZED                        $10,589,292
                                           ===========

INVESTMENTS HELD AS OF 7/31/98

Classification             Company/Fund                                         Date of              Cost
                                                                          Commitment/Purchase
--------------             ------------                                   -------------------        ----

Growth Equity              Best Friends Pet Care, Inc.                           12/96            $2,750,000
Growth Equity              Fleming US Discovery Fund III, L.P.                   6/97              2,500,000
Growth Equity              GP Capital Partners II, L.P.                          5/97              3,000,000
Growth Equity              ML Americas Ltd                                       11/97             1,032,135
Growth Equity              Spectrum Equity Investors II, L.P.                    3/97              2,500,000
Growth Equity              PT Keramika Indonesia Assosiassi                      8/97                785,151
Venture Capital            Candescent Technologies Corp.                         5/96              2,502,500
Venture Capital            Captura Software, Inc.                                7/97              1,250,000
Venture Capital            Captura Software, Inc.                                10/97               500,000
Venture Capital            Jerusalem Venture Partners L.P.                       5/97              1,000,000
Venture Capital            Real Networks, Inc.                                   1/97              1,000,398
Venture Capital            Verisign, Inc.                                        12/96             2,000,000
Leveraged Buyout           Dictaphone Corporation                                8/95              1,500,000
Leveraged Buyout           Gemini Holdings, Inc.                                 7/95                892,143
Leveraged Buyout           Goss Graphic Systems, Inc.                            10/96             1,000,000
Leveraged Buyout           HWH Einstein                                          12/96             2,187,500
Leveraged Buyout           North Castle Partners I, L.P..                        5/97                750,000
Leveraged Buyout           Packard BioScience Company                            3/97              1,499,984
Leveraged Buyout           Petrie Acquisition Corporation                        12/94             4,558,140
Leveraged Buyout           US Foodservice                                        10/94             1,000,000
Real Estate                ZML Partners Limited Partnership III                  7/95              2,000,000

1991 PARTNERSHIP

         The 1991 Partnership closed its subscription offering on September 11, 1991, at which time it sold 20,799 units of limited partnership interest to 964 investors for $20,799,000. By July 20, 1995, the 1991 Partnership was fully invested in 19 investments with an aggregate purchase price of $21.8 million. Seventeen were leveraged buyouts ($19.5 million), one was a growth equity investment ($1.0 million) and one was real estate ($1.3 million).

         Set forth below is a chart showing the results, as of July 31, 1998, of completed equity transactions with respect to the 1991 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by the 1991 Partnership.


COMPLETED TRANSACTIONS

Classification        Company                                 Date of      Date of             Cost       Proceeds
                                                             Purchase       Sale
--------------        -------                                --------      -------             ----       --------

Leveraged Buyout      First USA, Inc.                          9/91         2/93      $      52,913   $    162,037
Leveraged Buyout      First USA, Inc.                          9/91         3/93              3,052          9,345
Leveraged Buyout      First USA, Inc.                          9/91         8/93             68,808        390,261
Leveraged Buyout      First USA, Inc.                          9/91         3/94             62,649        451,075
Leveraged Buyout      First USA, Inc.                          9/91         1/95             12,750        103,674
Leveraged Buyout      First USA, Inc.                          9/91         3/95            139,880      1,327,052
Leveraged Buyout      Hospitality Franchise Systems, Inc.      1/92         7/93            345,751      1,009,411
Leveraged Buyout      Hospitality Franchise Systems, Inc.      1/92         11/93           315,159      1,244,700
Leveraged Buyout      Hospitality Franchise Systems, Inc.      1/92         2/94            339,090      1,726,943
Leveraged Buyout      Triarc Companies, Inc                    4/93         7/95          1,500,000      1,963,158
Leveraged Buyout      Mail-Well, Inc.                          2/94         3/96            244,723        636,875
Leveraged Buyout      Mail-Well, Inc.                          2/94         6/96            655,277      1,592,857
Leveraged Buyout      Mail-Well, Inc.                          12/94        12/96           304,976      1,240,274
Leveraged Buyout      Mail-Well, Inc.                          12/94        6/97            239,536      1,031,387
Leveraged Buyout      American Re Corporation                  9/92         3/96          1,500,000      5,967,188
Leveraged Buyout      Westlink Holdings, Inc.                  7/94         5/96          1,000,000      2,336,000
Growth Equity         ACE Limited                              9/93         11/96         1,000,000      1,862,789
Leveraged Buyout      Blue Bird Corporation                    4/92         11/96         1,500,000      3,300,000
Leveraged Buyout      WEI Holdings, Inc.                       7/92         1/97            999,988              0
Leveraged Buyout      Beatrice Holdings                        12/91        11/97         1,499,999              0
Leveraged Buyout      Bestform Group, Inc.                     12/92        1/98          1,364,000      1,393,624
                                                                                        -----------    -----------
Total                                                                                   $13,148,551    $27,748,650
                                                                                        -----------    -----------
NET PROFIT REALIZED                        $14,600,099
                                           ===========

INVESTMENTS HELD AS OF 7/31/98

Classification             Company/Fund                                         Date of              Cost
                                                                          Commitment/Purchase
--------------             ------------                                   -------------------        ----

Leveraged Buyout           Blue Bird Corporation                                 4/92          $           0
Leveraged Buyout           Columbia National Holdings, Inc.                      6/93              1,000,000
Leveraged Buyout           Gemini Holdings, Inc.                                 1/94              1,190,000
Leveraged Buyout           RI Holdings Inc.                                      3/92                545,750
Leveraged Buyout           SMG-II Holdings Corporation                           9/91                802,691
Leveraged Buyout           United Artists Theatre Company                        6/92              1,500,000
Leveraged Buyout           CMI Industries, Inc.                                  3/92                372,103
Leveraged Buyout           JP Foodservice, Inc.                                  10/92             1,999,998
Real Estate                Merrill Lynch ZML Limited Partnership II              7/92              1,271,539

1989 PARTNERSHIP

         The 1989 Partnership closed its subscription offering on May 16, 1989, at which time it sold 21,096 units of limited partnership interest to 843 investors for $21,096,000. By May 1, 1992, the 1989 Partnership was fully invested in 22 investments with an aggregate purchase price of $23.1 million. Of the 22 investments, 21 were leveraged buyouts ($22.6 million) and one was venture capital ($500,000).

         Set forth below is a chart showing the results, as of July 31, 1998, of completed equity transactions with respect to the 1989 Partnership. The dates of purchase refer to the dates on which investments were acquired by the 1989 Partnership.

COMPLETED TRANSACTIONS

Classification          Company                               Date of      Date of            Cost        Proceeds
                                                              Purchase       Sale
--------------          -------                               --------     -------            ----        --------

Leveraged Buyout        RJR Nabisco Holding Corp.               5/91         9/92    $        5,071     $2,407,194
Leveraged Buyout        RJR Nabisco Holding Corp.               5/91        12/92         2,535,044      3,621,389
Leveraged Buyout        First USA, Inc.                         5/91         2/93            83,961        379,830
Leveraged Buyout        First USA, Inc.                         8/91         2/93           316,370        968,837
Leveraged Buyout        First USA, Inc.                         5/91         3/93            17,193         77,778
Leveraged Buyout        First USA, Inc.                         5/91         8/93           376,132      3,151,488
Leveraged Buyout        First USA, Inc.                         5/91         8/93            17,463        146,317
Leveraged Buyout        First USA, Inc.                         5/91         3/94           358,358      3,811,597
Leveraged Buyout        First USA, Inc.                         5/91         1/95            74,801        898,508
Leveraged Buyout        First USA, Inc.                         5/91         3/95           798,261     11,187,510
Leveraged Buyout        Eckerd Corporation                      5/91         5/94           270,427        517,378
Leveraged Buyout        Eckerd Corporation                      5/91         8/95           313,539      1,018,839
Leveraged Buyout        Eckerd Corporation                      5/91        12/95           557,558      2,362,673
Leveraged Buyout        Eckerd Corporation                      5/91        12/96            81,763        600,320
Leveraged Buyout        Eckerd Corporation                      5/91         5/97            52,875        361,672
Leveraged Buyout        Ann Taylor Stores Corporation           5/91         5/94           895,676      3,370,105
Leveraged Buyout        Ann Taylor Stores Corporation           5/91        12/94           297,510      1,423,450
Leveraged Buyout        Ann Taylor Stores Corporation          5./91         6/98           215,850        532,487
Leveraged Buyout        CMI Acquisition Corporation             5/91         8/94           252,581              0
Leveraged Buyout        Del Monte Foods Company                 5/91         4/97         1,304,145      1,025,771
Leveraged Buyout        Federated Investors, Inc.               5/91         2/96            36,147        237,500
Leveraged Buyout        Federated Investors, Inc.               5/91         5/98           172,875      6,383,896
Leveraged Buyout        Flemings Companies, Inc.                8/94         6/97            82,600         53,997
Leveraged Buyout        Flemings Companies, Inc.                8/94         8/97           148,444         90,586
Leveraged Buyout        Kash n' Karry Food Stores, Inc.         5/91        12/94           253,050              0
Leveraged Buyout        Houlihan's Restaurant Group, Inc.       5/91         8/95                 1         69,660
Leveraged Buyout        Esstar Incorporated                     5/91         9/95         1,601,960        324,415
Leveraged Buyout        London Fog Industries                   5/91         5/95         2,259,221              0
Leveraged Buyout        Caterair Holdings Corporation           5/91        11/95           138,817              0
Leveraged Buyout        Caterair Holdings Corporation           5/91        12/95           788,769         26,008
Venture Capital         TranSwitch Corporation                  7/89        12/95           183,232        748,173
Venture Capital         TranSwitch Corporation                  7/89         1/96           297,461        899,338
Leveraged Buyout        EI Holdings, Inc.                       5/91         1/96           323,074        318,887 (A)
Leveraged Buyout        Simmons Company                         5/91         3/96           744,130      2,757,345
Leveraged Buyout        Loehmann's Holdings                     5/91         5/96            61,609        213,245
Leveraged Buyout        Loehmann's Holdings                     5/91         6/96           183,393        301,325
Leveraged Buyout        Loehmann's Holdings                     5/91        11/96           202,555      1,136,384
Leveraged Buyout        Blue Bird Corporation                   4/92        11/96           425,000        935,000
                                                                                         ------------   ----------
Total                                                                                   $16,726,916    $52,358,902
                                                                                        -----------    -----------
NET PROFIT REALIZED      $35,631,986
                          ==========

INVESTMENTS HELD AS OF 7/31/98

Classification             Company/Fund                                         Date of              Cost
                                                                          Commitment/Purchase
--------------             ------------                                   -------------------        ----
Leveraged Buyout           Amerifoods Companies, Inc.                            5/91             $1,700,000
Leveraged Buyout           Amstar Property Rights LLC.                           9/95                  4,481
Leveraged Buyout           Blue Bird Corporation                                 4/92                      0
Leveraged Buyout           London Fog Industries                                 5/95                  1,486
Leveraged Buyout           Northbrook Corporation                                11/90                 7,450
Leveraged Buyout           RI Holdings, Inc.                                     5/91              1,312,260
Leveraged Buyout           SMG-II Holdings Corporation                           5/91              1,418,089
Leveraged Buyout           WSR Acquisition Corporation                           5/91                534,517
Leveraged Buyout           AnnTaylorStores Corporation                           5/91              1,112,767
Leveraged Buyout           CMI Industries, Inc.                                  3/92                372,103
Leveraged Buyout           Federated Investors, Inc.                             5/91                224,737
-------------------

(A)    Received shares of EI Holdings as part of sale of Esstar Incorporated.


1987 PARTNERSHIP

         The 1987 Partnership closed its subscription offering on May 28, 1987, at which time it sold 13,549 units of limited partnership interest to 895 investors for $13,549,000. By May 23, 1991, the 1987 Partnership was fully invested in 27 investments with an aggregate purchase price of $15.3 million. Of the 27 investments, 19 were leveraged buyouts ($10.6 million), six were venture capital ($2.3 million), one was a growth equity investment ($400,000) and one was real estate ($2.0 million).

         Set forth below is a chart showing the results, as of July 31, 1998, of completed equity transactions with respect to the 1987 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1987 Partnership.


COMPLETED TRANSACTIONS

Classification          Company                                 Date of    Date of            Cost       Proceeds
                                                               Purchase     Sale
--------------          -------                                --------    -------            ----       --------

Leveraged Buyout        Mueller Holdings, Inc.                   11/88      11/88   $       62,507    $   169,124
Leveraged Buyout        Apparel Marketing Industries, Inc.       5/89       5/89           158,872      1,124,950
Leveraged Buyout        Apparel Marketing Industries, Inc.       5/89       12/95                0        179,079
Leveraged Buyout        GU Acquisition Corporation               7/89       7/89         1,373,836      3,088,851
Venture Capital         Telecom USA                              6/89       7/89           440,616        649,625
Venture Capital         Magnesys                                 9/88       12/89          253,073              0
Venture Capital         TCOM Systems, Inc.                       12/87      3/91           581,791              0
Venture Capital         Meteor Message Corporation               9/88       9/91           308,086              0
Leveraged Buyout        GND Holdings Corporation                 7/89       6/92           591,612      1,215,869
Leveraged Buyout        Peter J. Schmitt Co., Inc.               5/91       6/92           190,580              0
Venture Capital         IDEC Pharmaceuticals Corporation         6/89       7/92            16,304         88,244
Venture Capital         IDEC Pharmaceuticals Corporation         3/95       4/97           305,516        578,670
Venture Capital         IDEC Pharmaceuticals Corporation         3/95       10/97           10,025        407,652
Leveraged Buyout        RJR Nabisco Holdings Corporation         5/91       9/92             2,901      1,374,093
Leveraged Buyout        RJR Nabisco Holdings Corporation         5/91       12/92        1,450,665      2,066,766
Leveraged Buyout        John Alden Financial Group               5/91       10/92          248,476        230,257
Leveraged Buyout        John Alden Financial Group               5/89       11/93           20,705        645,439
Leveraged Buyout        John Alden Financial Group               5/89       6/94             2,797        116,223
Leveraged Buyout        John Alden Financial Group               5/89       8/94            25,438        945,182
Leveraged Buyout        John Alden Financial Group               5/89       1/95            24,702        789,447
Venture Capital         Bolt, Barenek & Newman                   3/89       11/92          554,128         19,956(A)
Leveraged Buyout        General Felt Industries                  5/91       3/93           237,846        359,023
Leveraged Buyout        Servam Corporation                       5/91       12/93           26,048              0
Leveraged Buyout        Ann Taylor Stores Corporation            5/91       5/94            42,456        159,748
Leveraged Buyout        Ann Taylor Stores Corporation            5/91       12/94           16,257         78,620
Leveraged Buyout        Ann Taylor Stores Corporation            5/91       6/98             9,884         24,588
Leveraged Buyout        Borg-Warner Automotive, Inc.             9/88       10/94          118,836        476,350
Leveraged Buyout        Borg-Warner Automotive, Inc.             9/88       11/94            1,429          5,728
Leveraged Buyout        Borg-Warner Automotive, Inc.             9/88       8/96           419,400      2,513,242
Leveraged Buyout        Borg-Warner Automotive, Inc.             9/88      2-3/97          547,033      3,855,967
Leveraged Buyout        Kash `N Karry Food Stores, Inc.          5/91       12/94           96,951              0
Venture Capital         TranSwitch Corporation                   12/88      12/95           72,800        406,300
Venture Capital         TranSwitch Corporation                   12/88      1/96           127,200        524,100
Leveraged Buyout        EI Holdings, Inc.                        5/91       1/96         1,181,250        235,139(B)
Leveraged Buyout        Simmons Company                          5/91       3/96           858,253      3,180,222
Leveraged Buyout        Loehmann's Holdings                      5/91       5/96            61,609        213,245
Leveraged Buyout        Loehmann's Holdings                      5/91       6/96           183,393        301,325
Leveraged Buyout        Loehmann's Holdings                      5/91       11/96          202,555      1,136,384
                                                                                       -----------    -----------
Total                                                                                  $10,825,830    $27,159,408
                                                                                       -----------    -----------
NET PROFIT REALIZED                    $16,333,578
                                        ==========
INVESTMENTS HELD AS OF 7/31/98

Classification             Company/Fund                                         Date of              Cost
                                                                          Commitment/Purchase
--------------             ------------                                   -------------------        ----

Leveraged Buyout           Amerifoods Companies, Inc.                            5/91               $500,000
Leveraged Buyout           Amstar Property Rights LLC.                           9/95                  3,304
Leveraged Buyout           Gemini Industries                                     5/91                348,918
Leveraged Buyout           Supermarkets General Holding Corp.                    9/88                789,202
Leveraged Buyout           AnnTaylor Stores Corporation                          5/91                 50,942
Leveraged Buyout           Borg-Warner Security Corporation                      9/88              1,086,699
Leveraged Buyout           US Foodservice                                        5/91                356,118
Real Estate                Merrill Lynch ZML Limited Partnership                 10/88             2,000,000
------------------

(A) Received shares of Bolt, Barenek & Newman as part of dissolution of partnership.

(B) Received  shares of EI Holdings as part of the sale of Esstar Incorporated.

1986 PARTNERSHIP

         The 1986 Partnership closed its subscription offering on April 15, 1986, at which time it sold 7,234 units of limited partnership interest to approximately 500 investors for $7,234,000. By May 10, 1991, the Partnership was fully invested in 26 investments with an aggregate purchase price of $8.3 million. Of the 26 investments, 15 were venture capital ($3.3 million), nine were leveraged buyouts ($3.1 million), one was a growth equity investment ($1.1 million) and one "other" transaction ($759,000).

         Set forth below is a chart showing the results, as of July 31, 1998, of completed equity transactions with respect to the 1986 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1986 Partnership.

COMPLETED TRANSACTIONS

     Classification                       Company                  Date of     Date of       Cost        Proceeds
                                                                   Purchase     Sale
     --------------                       -------                  --------    -------       ----        --------

Growth Equity              FGIC Corporation                          6/86       3/88     $1,084,447       $1,889,415
Venture Capital            Dallas Semiconductor Corp.                4/86       5/88          203,867        470,412
Venture Capital            Data Recording Systems, Inc.              2/88       6/88          202,450              0
Venture Capital            Alliant Computer Systems Corp.            6/86       7/88          158,529         95,375
Leveraged Buyout           CMI Holdings, Inc.                        1/88       4/89           45,349        153,451
Other                      Varity                                    4/89       4/89          758,842      1,906,283
Leveraged Buyout           Printing Holdings, L.P.                   4/89       4/89          649,949      2,135,285
Leveraged Buyout           Amstar Corporation                        1/88       7/89          354,728      1,303,520
Venture Capital            Intek Diagnostics, Inc.                   8/86       9/89          104,534              0
Leveraged Buyout           Education Management Corp.                4/89       10/89         192,432        643,824
Leveraged Buyout           Education Management Corp.               10/89       11/96          24,649        133,278
Leveraged Buyout           Education Management Corp.               10/89       3/98           41,883        518,954
Venture Capital            Qume Corporation                          8/86       4/90          211,193        485,625
Venture Capital            Computer-Aided Design Group               1/88       9/90          117,183              0
Venture Capital            Computer-Aided Design Group               1/88       9/91           39,061              0
Venture Capital            International Power Technology, Inc.      2/87       9/90          208,592         61,466
Venture Capital            Robert Wooldridge & Co.                   7/87       9/90          205,882              0
Venture Capital            Shared Resource Exchange, Inc.            2/87       9/90          262,501              0
Venture Capital            Shared Resource Exchange, Inc.            2/87       12/95          87,500              1
Leveraged Buyout           Prince Holdings, Inc.                     5/89       10/90         147,601      1,400,807
Venture Capital            IDEXX Corporation                         2/87       6/91           33,583         66,388
Venture Capital            IDEXX Corporation                         2/87       1/92          178,312        580,571
Venture Capital            ViewLogic Systems, Inc.                   6/86       12/91         212,874      1,474,388
Venture Capital            Enhance Financial Svcs. Group Inc.        4/89       2/92          238,366        332,558
Venture Capital            Enhance Financial Svcs. Group Inc.        4/89       8/92          251,042        369,949
Leveraged Buyout           ALLTEL Corporation                        2/87       7/92           11,589        163,649
Leveraged Buyout           ALLTEL Corporation                        2/87       3/93           24,277        428,451
Leveraged Buyout           ALLTEL Corporation                        2/87       8/93           25,480        483,124
Leveraged Buyout           ALLTEL Corporation                        2/87       11/93          12,071        240,807
Venture Capital            Zentec Corporation                       12/86       9/92          277,500              0
Venture Capital            BehaviorTech, Inc.                        8/86       7/93          105,669          9,900
Leveraged Buyout           Eckerd Corporation                        4/89       5/94          154,831        381,088
Leveraged Buyout           Eckerd Corporation                        4/89       12/94          29,643        110,000
Leveraged Buyout           Eckerd Corporation                        4/89       4/95           29,643        114,711
Leveraged Buyout           Eckerd Corporation                        4/89       8/95          161,034        673,195
Leveraged Buyout           Eckerd Corporation                        4/89       12/95         286,372      1,561,177
Leveraged Buyout           Eckerd Corporation                        4/89       12/96          41,993        396,655
Leveraged Buyout           Eckerd Corporation                        4/89       5/97           27,156        238,975
Leveraged Buyout           Borg-Warner Automotive, Inc.              9/88       11/94          24,076         96,419
Leveraged Buyout           Borg-Warner Automotive, Inc.              9/88       8/96           83,960        502,661
Leveraged Buyout           Borg-Warner Automotive, Inc.              9/88       2/97           95,147        670,059
Leveraged Buyout           Borg-Warner Automotive, Inc.              9/88       3/97           14,358        101,112
Leveraged Buyout           World Color Press, Inc.                   4/89       1/96          480,806        922,012
                                                                                           ----------    -----------
Total                                                                                      $7,900,954    $21,115,545
                                                                                           ----------    -----------
NET PROFIT REALIZED                             $13,214,591
                                                ===========
INVESTMENTS HELD AS OF 7/31/98

Classification             Company/Fund                                         Date of              Cost
                                                                          Commitment/Purchase
--------------             ------------                                   -------------------        ----

Leveraged Buyout           Borg-Warner Security Corporation                      9/88               $217,541
Leveraged Buyout           CMI Holding, Inc.                                     1/88                 31,273
Leveraged Buyout           LSW, Inc.                                             10/86               252,200

1983 AND 1984 PARTNERSHIPS

         Both the 1983 and the 1984 Partnerships had investment objectives that focused on tax advantaged investments, not long-term capital gains, the investment objective of all subsequent Partnerships. As of December 23, 1997, both Partnerships had distributed 100% of proceeds to their limited partners. The Partnerships were subsequently dissolved in 1998.

         Without  taking  into  account  any  tax  benefits   arising  from  the
investments, performance results are presented in summary form as follows:

                            1983 PARTNERSHIP     1984 PARTNERSHIP

Original Cost:                $  6,984,848      $ 3,784,848
Cumulative Cash Distributed     13,717,265       12,091,607
                                ----------       ----------
Realized Gain:                $  6,732,417      $ 8,306,759
                                 =========        =========

                                                                     EXHIBIT A

===============================================================================



                         MERRILL LYNCH KECALP L.P. 1999
                        (A DELAWARE LIMITED PARTNERSHIP)

                                    FORM OF

                         AMENDED AND RESTATED AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP



===============================================================================

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

                                  ARTICLE ONE

DEFINED TERMS...................................................................................................A-1

                                  ARTICLE TWO

ORGANIZATION....................................................................................................A-4

   Section 2.1   Governance.....................................................................................A-4
   Section 2.2   Name, Place of Business and Office; Registered Agent...........................................A-4
   Section 2.3   Purpose........................................................................................A-4
   Section 2.4   Term...........................................................................................A-4

                                 ARTICLE THREE

PARTNERS AND CAPITAL............................................................................................A-4

       Section 3.1       General Partner........................................................................A-4
       Section 3.2       Initial Limited Partner................................................................A-5
       Section 3.3       Additional Limited Partners............................................................A-5
       Section 3.4       Partnership Capital....................................................................A-5
       Section 3.5       Liability of Partners..................................................................A-5
       Section 3.6       Lender as Partner......................................................................A-6

                                                   ARTICLE FOUR

MANAGEMENT......................................................................................................A-6

       Section 4.1       Powers of the General Partner..........................................................A-6
       Section 4.2       Prohibited Transactions................................................................A-7
       Section 4.3       Restrictions on the Authority of the General Partner...................................A-8
       Section 4.4       Expenses of the Partnership............................................................A-9
       Section 4.5       Duties and Obligations of the General Partner..........................................A-9
       Section 4.6       Compensation and Reimbursement of the General Partner.................................A-10
       Section 4.7       Other Businesses of Partners..........................................................A-11
       Section 4.8       Indemnification.......................................................................A-11
       Section 4.9       Management by Limited Partners........................................................A-11

                                                   ARTICLE FIVE

DISTRIBUTIONS OF PARTNERSHIP FUNDS; ALLOCATIONS OF PROFITS AND LOSSES..........................................A-12

       Section 5.1       Distributions of Partnership Funds....................................................A-12
       Section 5.2       Allocations of Profits and Losses.....................................................A-12
       Section 5.3       Determinations of Allocations and Distributions Among Limited Partners................A-13

                                                    ARTICLE SIX

TRANSFERABILITY OF THE GENERAL PARTNER'S INTEREST..............................................................A-13

       Section 6.1       Voluntary Withdrawal or Transfer by the General Partner...............................A-13
       Section 6.2       Admission of Successor General Partner................................................A-14
       Section 6.3       Liability of a Withdrawn or Removed General Partner...................................A-15
       Section 6.4       Incapacity of the General Partner.....................................................A-15
       Section 6.5       Removal of the General Partner........................................................A-15
       Section 6.6       Distributions on Withdrawal or Removal of the General Partner.........................A-16

                                                   ARTICLE SEVEN

TRANSFERABILITY OF A LIMITED PARTNER'S INTEREST................................................................A-16

       Section 7.1       Restrictions on Transfers of Interest.................................................A-16
       Section 7.2       Incapacity of Limited Partner.........................................................A-18
       Section 7.3       Assignees.............................................................................A-18
       Section 7.4       Substituted Limited Partners..........................................................A-18
       Section 7.5       Acquisition of Certain Limited Partners' Interests by the General Partner or
                         the Partnership.......................................................................A-19

                                                   ARTICLE EIGHT

DISSOLUTION, LIQUIDATION AND TERMINATION OF THE PARTNERSHIP....................................................A-20

       Section 8.1       Events Causing Dissolution............................................................A-20
       Section 8.2       Liquidation...........................................................................A-21

                                                   ARTICLE NINE

BOOKS AND RECORDS; ACCOUNTING; APPRAISAL; TAX ELECTIONS; ETC...................................................A-22

       Section 9.1       Books and Records.....................................................................A-22
       Section 9.2       Accounting Basis for Tax and Reporting Purposes; Fiscal Year..........................A-22
       Section 9.3       Bank Accounts.........................................................................A-22
       Section 9.4       Appraisal.............................................................................A-22
       Section 9.5       Reports...............................................................................A-22
       Section 9.6       Elections.............................................................................A-23

                                                    ARTICLE TEN

AMENDMENTS.....................................................................................................A-23

       Section 10.1      Proposal and Adoption of Amendments Generally.........................................A-23
       Section 10.2      Amendments on Admission or Withdrawal of Partners.....................................A-24

                                                  ARTICLE ELEVEN

CONSENTS, VOTING AND MEETINGS..................................................................................A-24

       Section 11.1      Method of Giving Consent..............................................................A-24
       Section 11.2      Meetings of Partners..................................................................A-25
       Section 11.3      Limitations on Requirements for Consents..............................................A-25
       Section 11.4      Submissions to Limited Partners.......................................................A-25

                                                  ARTICLE TWELVE

MISCELLANEOUS PROVISIONS.......................................................................................A-26

       Section 12.1      Appointment of the General Partner as Attorney-in-Fact................................A-26
       Section 12.2      Notification to the Partnership or the General Partner................................A-27
       Section 12.3      Binding Provisions....................................................................A-27
       Section 12.4      Applicable Law........................................................................A-27
       Section 12.5      Counterparts..........................................................................A-27
       Section 12.6      Separability of Provisions............................................................A-27
       Section 12.7      Entire Agreement......................................................................A-27
       Section 12.8      Headings..............................................................................A-27

             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                       OF MERRILL LYNCH KECALP L.P. 1999

     Amended and Restated Agreement of Limited Partnership of Merrill Lynch KECALP L.P. 1999 (the "Partnership") dated _________, 1998, among KECALP Inc., a Delaware corporation, as General Partner, Robert F. Tully, the Initial Limited Partner, and those Persons who shall be admitted as Additional Limited Partners and as Substituted Limited Partners.

     Whereas, pursuant to a Certificate of Limited Partnership dated as of July 10, 1998, and filed with the Delaware Secretary of State on July 10, 1998, and an Agreement of Limited Partnership, dated July 9, 1998 ("Original Agreement"), KECALP Inc. and Robert F. Tully have heretofore formed the Partnership under the Delaware Revised Uniform Limited Partnership Act;

     Whereas, KECALP Inc., the Initial Limited Partner, and the Additional Limited Partners, as defined herein, desire to amend and restate in its entirety the terms and provisions of the Original Agreement governing the Partnership;

     Now, Therefore, in consideration of the mutual promises made herein, the parties, intending to be legally bound, hereby agree as follows:

                                  ARTICLE ONE

                                 Defined Terms

     The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article One. The singular shall include the plural and the masculine gender shall include the feminine, and vice versa, as the context requires.

     "Act" means the Delaware Revised Uniform Limited Partnership Act (6 Del. C.17-101 et seq.), as amended from time to time and any successor to the said Act.

     "Additional   Limited   Partners"  means  those  Persons  admitted  to  the
Partnership pursuant to Section 3.3 and shown as limited partners of the Partnership on the books and records of the Partnership.

     "Affiliate" means when used with reference to a specified Person, (i) any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer, partner (excluding unrelated third parties who are joint venturers or participants in joint ventures electing to be taxed as partners for Federal income tax purposes) or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 5% or more of any class of equity securities and (iv) any member of the immediate family of the specified Person or his or her spouse.

     "Agreement"   means  this  Amended  and   Restated   Agreement  of  Limited
Partnership, as originally executed and as amended and restated from time to time, as the context requires.

     "Appraisal" means the statement of valuation of the assets of the Partnership as described in Section 9.4.

     "Auditors" means Deloitte & Touche LLP or such other nationally or regionally recognized firm of independent auditors as shall be engaged by the Partnership.

     "Capital Account", as to any Partner, means the sum of a Partner's Capital Contributions, increased by his share of any Profits, and decreased by his share of any Losses and by his share of any Partnership Distributable Cash reasonably expected to be distributed to such Partner and other assets distributed to such Partner or on behalf of such Partner in payment of any taxes or other expenses allocable to such Partner and as otherwise increased or decreased in accordance with the tax accounting principles set forth in Treasury Regulation Section 1.704-1(b)(2)(iv) of the Code.

     "Capital Contribution" means the total amount of money contributed to the Partnership by all Partners or any class of Partners or any one Partner (or the predecessor holders of the Interests of such Partners or Partner), as the context requires, upon the formation of the Partnership or the admission of such Partner to the Partnership, or as that money is contributed to the Partnership.

     "Code" means the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).

     "Consent" means the approval of a Person, given as provided in Section 11.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a specified percentage in Interest of the Limited Partners means the Consent of Limited Partners whose combined Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

     "Distributable Cash" means, with respect to any fiscal period of the Partnership, the cash assets of the Partnership on hand at the end of such fiscal period (but not including the Capital Contribution to the Partnership) less amounts required to be retained out of such cash assets in the sole judgment of the General Partner to pay the Partnership's liabilities whether accrued or anticipated to accrue in the future or to make permissible investments.

     "Fiscal Year" means the calendar year.

     "General Partner" means KECALP Inc., a Delaware corporation whose business address is South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, and any successor to it in its capacity as general partner of the Partnership.

     "Incapacity" or "Incapacitated" means the entry of an order for relief in a case under Title 11 of the United States Code (the "Bankruptcy Code") ("bankruptcy") (except that, in the case of the General Partner, the term "bankruptcy" shall mean only the being subject to Chapter 7 of the Bankruptcy
Code) or the incompetence, insanity, interdiction, death, incapacity, disability, dissolution or termination (other than by merger or consolidation), as the case may be, of any Person.

     "Income" means the gross income of the Partnership as determined for Federal income tax purposes including capital gains and Code Section 1231 gains (but not losses).

     "Initial Limited Partner" means Robert F. Tully.

     "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement. Reference to a specified percentage in Interest of the Limited Partners shall mean Limited Partners whose Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

     "Limited Partner" means any Person who is a limited partner of the Partnership as shown on the books and records of the Partnership (whether the Initial Limited Partner, an Additional Limited Partner or a Substituted Limited Partner) at the time of reference thereto, in such Person's capacity as a limited partner of the Partnership.

     "Majority-in-interest" means the Limited Partners whose aggregate Capital Contributions represent over 50% of the aggregate Capital Contributions of all Limited Partners.

     "Notification" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by first class mail, postage prepaid, to such Person at the last known address of such Person, five days after the mailing thereof being deemed the date of the giving of Notification; provided however, that any communication containing the information sent to the Person and actually received by the Person shall constitute Notification for all purposes of this Agreement.

     "Operating Expenses" consist of the following items incurred with respect to the operation of the Partnership: Auditors' fees, legal fees in the operation of the Partnership, postage, printing costs, Appraisal costs, and general and administrative costs. The term does not include, among other items, (i) commissions, selling agents' fees and other fees and investment expenses (including legal fees) otherwise payable by the Partnership relating to the acquisition, monitoring and disposition of portfolio investments, (ii) transaction expenses incurred by the General Partner in the evaluation or negotiation of prospective investments for the Partnership, (iii) taxes, and
(iv) litigation and other extraordinary expenses.

     "Order" means the exemptive order under the Investment Company Act of 1940 governing the payment of expenses by the Partnership requested from the Securities and Exchange Commission by the General Partner in an initial application dated April 9, 1998.

     "Partner" means the General Partner or a Limited Partner.

     "Partnership" means the limited partnership governed hereby, as said limited partnership may from time to time be constituted.

     "Partnership Account" means the bank account or bank accounts to be maintained by the General Partner on behalf of the Partnership with any bank in the United States having assets in excess of $100,000,000.

     "Person" means any individual, partnership, corporation, trust or other entity.

     "Profits" or "Losses" means the profits or losses of the Partnership for Federal income tax purposes including, without limitation, each item of Partnership Income, gain, loss, deduction or credit.

     "Prospectus" means the prospectus contained in the registration statement filed by the Partnership on Form N-2 at the time such registration statement was declared effective by the Securities and Exchange Commission; except that if a prospectus filed by the Partnership pursuant to Rule 497(b) or 497(d) under the Securities Act of 1933 differs from the prospectus contained in the registration statement, as aforesaid, then the term "Prospectus" refers to the Rule 497(b) or 497(d) prospectus from and after the time it is mailed to the Securities and Exchange Commission for filing.

     "Remove", "Removed" or "Removal" when used in reference to the removal of the General Partner means the termination of all management powers, duties and responsibilities of the General Partner pursuant to Section 6.5, but not the elimination of the General Partner as a Partner.

     "Sale" means any event, action or transaction that is, for Federal income tax purposes, considered a sale, exchange or abandonment by the Partnership of any Partnership property.

     "State" means the State of Delaware.

     "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of Section 7.4 and who is shown on the books and records of the Partnership as a limited partner of the Partnership.

     "Unit" means an Interest in the Partnership attributable to an aggregate payment of $1,000 to the Partnership by, or on behalf of, the Limited Partner who originally acquired the Interest.

     "Valuation Date" means each of the dates described in Section 9.4.

                                  ARTICLE TWO

                                  Organization

     Section 2.1 Governance

     The undersigned parties hereto hereby agree that the rights and liabilities of the Partners shall be as provided in the Act except as herein otherwise expressly provided.

     Section 2.2 Name, Place of Business and Office; Registered Agent

     The name of the limited partnership heretofore formed and hereby continued shall be Merrill Lynch KECALP L.P. 1999. The business of the Partnership may be conducted under any other name deemed necessary or desirable by the General Partner in order to comply with local law. The Partnership shall maintain a registered office in the State c/o RL&F Service Corp., One Rodney Square, Wilmington, New Castle County, Delaware 19801. The Partnership shall maintain its principal office at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123. The General Partner may at any time change the location of the Partnership's offices and may establish additional offices, if it deems it advisable. The name and address of the Partnership's registered agent for service of process in the State is RL&F Service Corp., One Rodney Square, Wilmington, New Castle County, Delaware 19801. The General Partner has filed the certificate of limited partnership of the Partnership and shall file any amendment to the certificate of limited partnership of the Partnership as required by the Act in the proper office in the State and shall take such steps as are necessary to qualify the Partnership to conduct business in other jurisdictions in which it owns properties or conducts business and otherwise to insure that the Limited Partners will have limited liability with respect to the activities of the Partnership in such other jurisdictions.

     Section 2.3 Purpose

     The purpose and character of the business of the Partnership is to invest the funds of the Partnership in various speculative and non-speculative investments, seeking, among other things, long-term capital appreciation, and to engage in any and all activities necessary or incidental thereto.

     Section 2.4 Term

     The Partnership term commenced on July 10, 1998, and shall continue in full force and effect until December 31, 2039, or until dissolution prior thereto pursuant to the provisions hereof.

                                 ARTICLE THREE

                              Partners and Capital

     Section 3.1 General Partner

     A.  The  name,   residence,   business  or  mailing   address  and  Capital
Contribution of the General Partner are set forth in the books and records of the Partnership, as amended from time to time, and are incorporated herein by reference.

     B. If the Order is not issued, the General Partner, as general partner of the Partnership, shall be deemed to have made additional Capital Contributions to the Partnership to the extent it pays expenses of the Partnership pursuant to this Agreement which are not reimbursed to it by either the Partnership or an Affiliate of the General Partner.

     Section 3.2 Initial Limited Partner

     A. The name,  business  address  and  Capital  Contribution  of the Initial
Limited Partner are Robert F. Tully, South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 and his Capital Contribution is $1.00.

     B. Upon the admission of Additional Limited Partners pursuant to Section 3.3, the Initial Limited Partner shall withdraw from the Partnership and receive forthwith the return of his Capital Contribution without interest or deduction.

     Section 3.3 Additional Limited Partners

     A. The General Partner is authorized to admit Additional Limited Partners to the Partnership pursuant to the terms contained in the Prospectus and this Agreement. The manner of the offering of Additional Limited Partners Units, the terms and conditions under which subscriptions for such Units will be accepted, and the manner of and conditions to the sale of Units to subscribers therefor and the admission of such subscribers as Additional Limited Partners will be as provided in the Prospectus and subject to any provisions thereof.

     B.  The  name,   residence,   business  or  mailing   address  and  Capital
Contribution of each Additional Limited Partner shall be set forth in the books and records of the Partnership, as amended from time to time.

     C.  No  Limited   Partner   shall  be  required  to  make  any   additional
contributions to the capital of the Partnership.

     Section 3.4 Partnership Capital

     A. No Partner shall be paid interest on any Capital Contribution to the Partnership.

     B. No Partner, other than the Initial Limited Partner pursuant to Section 3.2, shall have the right to withdraw any part of his Capital Contribution or to receive any return of any portion of his Capital Contribution except as otherwise provided herein.

     C. Under circumstances involving a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided in this Agreement.

     D. If the Order is not issued, the General Partner shall make additional contributions to the capital of the Partnership in an amount sufficient to pay for Partnership expenses allocable to it pursuant to Section 4.4A.

     Section 3.5 Liability of Partners

     A. No Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership, except to the extent of his Capital Contribution and his share of the Partnership's assets and undistributed profits, or for the debts or liabilities of any other Partner. To the extent provided by law, a Limited Partner may, under certain circumstances, be required to return, for the benefit of Partnership creditors, amounts previously distributed to such Limited Partner.

     B. A Limited Partner shall be liable only to make the payment of his Capital Contribution as set forth in Sections 3.2A and 3.3B.

     C. No Limited Partner shall be required to lend funds to the Partnership or make any further contribution to the capital of the Partnership.

     D. The General Partner shall not be required to contribute to the capital of, or loan, the Partnership any funds other than the General Partner's Capital Contributions to the capital of the Partnership as set forth in Sections 3.1 and 3.4D. Neither the General Partner nor any of its Affiliates shall have (i) any personal liability for the return or repayment of the Capital Contribution of any Limited Partner or (ii) to repay to the Partnership any portion or all of any negative amount of the General Partner's Capital Account, except as otherwise provided in Section 8.2D.

     Section 3.6 Lender as Partner

     No creditor who makes a non-recourse loan to the Partnership shall have or acquire, at any time as a result of making the loan, any direct interest in the profits, capital or property of the Partnership, other than as a secured creditor.

                                 ARTICLE FOUR

                                   Management

     Section 4.1 Powers of the General Partner

     A. The General Partner shall manage the affairs of, and shall control the business of, the Partnership and shall have all powers necessary to manage and control the Partnership's affairs and business and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation:

               (i) The power and duty to invest the balance (after the setting aside of suitable reserves) of the Capital Contributions of the Partners and reinvest revenues of the Partnership in accordance with the purpose of the Partnership and in keeping with its investment objectives as stated in the Prospectus.

               (ii) The power to acquire securities or property of all types on behalf of the Partnership, including, without limitation, stocks, bonds, debentures, notes, shares in investment companies, general and limited partnership interests, investment contracts and interests in trusts.

               (iii) The power to enter into transactions and make investments with or through Affiliates of the General Partner and to participate in investment transactions sponsored or underwritten (either on a best efforts or firm commitment basis) by Affiliates of the General Partner or in entities as to which Affiliates of the General Partner serve as investment adviser or placement agent.

               (iv) The power to purchase interests in entities sponsored by Affiliates of the General Partner or in which Affiliates of the General Partner have an interest, including, but not limited to, limited partnership interests in limited partnerships in which such Affiliates serve as general partner.

               (v) The power to cause securities owned by the Partnership to be registered in the Partnership name or in the name of a nominee or to be held in street name, as it shall elect.

               (vi) The power and duty to maintain the books and records of the Partnership in accordance with the provisions of Section 9.1.

               (vii) The power to reserve funds out of Partnership Income or borrow money in the name of the Partnership from any bank or other lending institution in the United States or from an Affiliate of the General Partner for the purpose of leveraging investments of the Partnership, paying assessments levied on Partnership investments or paying other costs of the Partnership (other than costs that the General Partner is obligated to pay) and in connection with any borrowing, to mortgage, pledge, encumber, and hypothecate the assets of the Partnership.

               (viii)   The  power  to  lend  money  to  the   Partnership   on
          commercially reasonable terms.

               (ix) The power to make temporary investments of Partnership capital in all types of securities, including, without limitation, short-term U.S. Government and Government agency securities, certificates of deposit, interest-bearing deposits in U.S. banks, securities issued by or on behalf of states, municipalities and their instrumentalities, the interest from which is exempt from Federal income tax, securities issued by other investment companies (including unit investment trusts and taxable and tax-exempt money market funds sponsored and/or advised by Affiliates of the General Partner) prior to long-term investment or pending cash distributions to the Partners.

               (x) The power to seek exemptions from provisions of the Investment Company Act of 1940 from the Securities and Exchange Commission.

               (xi) The power to enter into a sales agency agreement relating to the offering and sale of Units by the Partnership with Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any other Affiliate of the General Partner.

               (xii) In addition to and not in limitation of any rights and powers conferred by law or other provisions of this Agreement, and except as limited, restricted or prohibited by the express provisions of this Agreement, the General Partner shall have and may exercise on behalf of the Partnership all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purpose, business and objectives of the Partnership including the power to have investment opportunities evaluated by an advisory committee selected by the General Partner.

     B. In order to expedite the handling of the Partnership's business, it is understood and agreed that any document executed by the General Partner while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership vis-a-vis any third parties (including the Limited Partners as third parties for such purpose).

     C. In the event the original General Partner withdraws as provided in Article Six, is Incapacitated or is Removed, any additional or successor General Partner or General Partners shall possess all the power and authority of the original General Partner. Any remaining and any additional and successor General Partner is authorized to and shall continue the business of the Partnership. The General Partner may admit an additional or successor General Partner provided that if it subsequently wishes to withdraw or transfer its interest, Sections
6.1 and 6.2 shall be complied with as to the additional or successor General Partner prior to its becoming a sole General Partner, and provided that the following conditions are satisfied:

               (i) appropriate filings are made under the Act and in such other jurisdictions as the Partnership's business requires;

               (ii) the Interest of Limited Partners will not be adversely affected; and

               (iii) the sole General Partner shall not be Incapacitated.

     In the event an additional or successor General Partner is admitted, the term "General Partner" as used in this Agreement shall include the additional or successor General Partner.

     Section 4.2 Prohibited Transactions

     Notwithstanding anything to the contrary contained herein, the following transactions are specifically prohibited to the Partnership:

               (i) The Partnership shall not make any loans to the General Partner or any of its Affiliates unless permitted by the Investment Company Act of 1940 or an order of exemption therefrom;

               (ii) The Partnership shall not sell or lease any property to the General Partner or any of its Affiliates except on terms at least as favorable as those obtainable from unaffiliated third parties and except that this provision shall not prohibit any transaction contemplated by Section 8.2 or permitted by the terms of any partnership agreement or investment contract into which the Partnership may enter by virtue of its investment as a general or limited partner, where an Affiliate of the General Partner also acts as general partner of such partnership;

                (iii)  No  funds  of the
          Partnership shall be kept in any account other than a Partnership Account, and funds shall not be commingled with the funds of any other Person, and the General Partner shall not employ, or permit any other Person to employ, such funds in any manner except for the benefit of the Partnership; it being understood that the General Partner may invest temporarily Partnership funds in accordance with the provisions of Section 4.1 A (ix); and

                (iv) No expense of the
          Partnership shall be billed except directly to the Partnership (but shall be paid pursuant to the terms of this Agreement), and no reimbursements shall be made therefor to the General Partner or any of its Affiliates except as permitted by Section 4.6.

     Section 4.3 Restrictions on the Authority of the General Partner

     A. The General Partner shall not have the authority to:

               (i) do any act in contravention of the Investment Company Act of 1940, as applied to the Partnership; or

               (ii) do any act that would make it impossible to carry on the ordinary business of the Partnership.

     B. The General Partner shall not perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

     C. Without the Consent of a Majority-in-interest of the Limited Partners, the General Partner shall not have the authority to:

               (i) lease, sell, or otherwise dispose of at any one time all or substantially all of the assets of the Partnership;

               (ii) elect to dissolve the Partnership prior to January 1, 2005;

               (iii) issue senior  securities other than in connection with the
          borrowings   described  in  (v)  below;

               (iv) make short sales of securities, purchase securities on margin, except for use of short-terms credit necessary for the clearance of transactions, or write put or call options;

               (v) borrow amounts in excess of 33% of the Partnership's gross assets, or otherwise as permitted under the Investment Company Act of 1940, except that the Partnership may enter into non-recourse loans relating to investments other than securities without regard to such limitation;

               (vi) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

               (vii) invest more than 25% of its Partners' Capital Contributions in the securities of issuers in any particular industry, except for real estate investments and for temporary investments in U.S. Government and Government agency securities, domestic bank money market instruments and money market funds;

               (viii) make loans to other Persons in excess of 33% of the Partnership's gross assets, provided that investments in privately-offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation shall not be considered loans for purposes of this paragraph; or

               (ix) alter the investment objective and business purpose of the Partnership.

     D. The General Partner shall not borrow funds on behalf of the Partnership except in accordance with Section 4.1A (vii) and (xii).

     E. The General Partner shall not cause the Partnership to consent to, or join in, any waiver, amendment, or modification of the terms of any partnership agreement, limited partnership agreement, management agreement or investment contract to which it is a party unless, in the good faith judgment of the General Partner, such waiver, amendment, or modification would be in the best interest of the Partnership.

     Section 4.4 Expenses of the Partnership

     A. If the Order is not issued, the General Partner will pay (i) all Operating Expenses of the Partnership, (ii) commissions, selling agents' fees and other fees and investment expenses (including legal fees) otherwise payable by the Partnership relating to the acquisition, monitoring and disposition of portfolio investments, (iii) transaction expenses incurred by the General Partner in the evaluation or negotiation of prospective investments for the Partnership and (iv) litigation and other extraordinary expenses. The General Partner will be entitled to reimbursements as provided in Section 4.6.

     B. If the Order is issued, the Partnership will be responsible for the payment of its organizational and offering expenses and the expenses described in Section 4.4A, and will make reimbursements to the General Partner, subject to the limitations in Section 4.6C.

     Section 4.5 Duties and Obligations of the General Partner

     A. If the Order is not issued, the General Partner shall pay expenses of the Partnership in accordance with Section 4.4A. The General Partner is not obligated to pay from its own funds, taxes, debt service or other interest charges incurred in connection with the making of Partnership investments, or management fees or other expenses payable by investment funds in which the Partnership has invested, and is entitled to indemnification in accordance with
Section 4.8. If the Order is issued, in any year in which the Partnership has paid Operating Expenses and made reimbursements to the General Partner pursuant to Section 4.6C that in the aggregate equal 1.5% of Limited Partners' Capital Contributions, the General Partner will pay remaining Operating Expenses for that year and expenses otherwise reimbursable to it pursuant to Section 4.6C and the Partnership will be responsible for its remaining expenses for that year.

     B. The General Partner shall take all action that may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State, and for the acquisition, holding and disposition, in accordance with the provisions of this Agreement and applicable laws and regulations, of the investments of the Partnership.

     C. The General Partner shall devote to the Partnership the time that it deems to be necessary to conduct the Partnership business and affairs in the best interests of the Partnership and use its best efforts to obtain a suitable investment portfolio for the Partnership.

     D. The General Partner shall be under an obligation to conduct the affairs of the Partnership in the best interest (or not opposed to the best interest) of the Partnership, including the safekeeping and use of all Partnership funds and assets (whether or not in the immediate possession or control of the General Partner) and the use thereof for the benefit of the Partnership. Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, elect to dissolve the Partnership at any time after January 1, 2005, and, upon liquidation, to purchase Partnership assets in accordance with Section 8.2. The General Partner shall at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of the Partnership and in resolving conflicts of interest.

     E. The General Partner will use its best efforts at all times to maintain its net worth at a level that is sufficient to meet all present and future requirements set by statute, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership, rather than as an association taxable as a corporation, on account of the net worth of the General Partner.

     F. The General Partner shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay, from Partnership funds, any taxes payable by the Partnership.

     G. The General Partner shall, from time to time, submit to any appropriate Federal or state securities administrator, or any other regulatory authorities having jurisdiction, all documents, papers, statistics and reports required to be filed with or submitted to such authority.

     H. The General Partner shall use its best efforts to cause the Partnership to be formed, reformed, qualified to do business, or registered under any applicable assumed or fictitious name statute or similar law in any jurisdiction in which the Partnership then owns property or transacts business, if such formation, reformation, qualification or registration is necessary in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own property or transact business.

     I. The General Partner shall, from time to time, prepare and file all amendments to this Agreement, the certificate of limited partnership of the Partnership and other similar documents that are required by law to be filed and recorded for any reason, in the office or offices that are required under the laws of the State or any other jurisdiction in which the Partnership is then qualified or formed. The General Partner shall do all other acts and things (including making publications or periodic filings of this Agreement or amendments thereto or other similar documents) that may now or hereafter be required, or deemed by the General Partner to be necessary, (i) for the perfection and continued maintenance of the Partnership as a limited partnership under the laws of the State and each other state in which the Partnership is then qualified or formed, (ii) to protect the limited liability of the Limited Partners under the laws of the State and each other state in which the Partnership is then qualified or formed, and (iii) to cause such certificates or other documents to reflect accurately the agreement of the Partners, the identity of the Limited Partners and the General Partner and the amounts of their respective Capital Contributions as may be required by such laws.

     J. The General Partner shall monitor the activities of entities invested in by the Partnership and keep the Limited Partners informed of such activities in the manner provided in this Agreement.

     K. The General Partner shall inform each Limited Partner of all administrative and judicial proceedings for an adjustment at the Partnership level for Partnership tax items and forward to each Limited Partner within 30 days of receipt all notices received from the Internal Revenue Service regarding the commencement of a partnership level audit or a final partnership administrative adjustment and will perform all other duties imposed by Sections 6221 through 6232 of the Code on the General Partner as "tax matters partner" of the Partnership, including (but not limited to) the following: (a) the power to conduct all audits and other administrative proceedings (including windfall profit tax audits) with respect to Partnership tax items; (b) the power to extend the statute of limitations for all Partners with respect to Partnership tax items; and (c) the power to file a petition with an appropriate Federal court for review of a final partnership administrative adjustment. The General Partner shall be the "tax matters partner" of the Partnership.

     Section 4.6 Compensation and Reimbursement of the General Partner

     A. Except as provided in Sections 4.4, 4.5, this Section 4.6 and Article Five, the General Partner shall not receive any salary, fees or Profits from the Partnership.

     B. If the Order is not issued, the General Partner shall be entitled to reimbursement from the Partnership (i) in an amount of up to 1.5% of the Limited Partners' Capital Contributions for expenses it incurs in connection with the organization of the Partnership and the offering of the Units and (ii) commencing in 1999 and annually in each calendar year thereafter, in an annual amount of up to 1.0% of the Limited Partners' Capital Contributions for Operating Expenses incurred by the General Partner. The General Partner shall also be entitled to reimbursement from the Partnership for out-of-pocket transaction expenses incurred by the General Partner with respect to the acquisition, monitoring and disposition of portfolio investments and the evaluation and negotiation of prospective investments. Except as provided in this Article Four and Article Eight, neither the General Partner nor its Affiliates shall be reimbursed out of Partnership funds for expenses incurred by them on behalf of the Partnership.

     C. If the Order is issued, the Partnership will reimburse the General Partner on a quarterly basis for its personnel, overhead and administrative expenses attributable to the Partnership, subject to an annual limit under which such reimbursements and payment of Operating Expenses by the Partnership will not, in the aggregate, exceed 1.5% of Limited Partners' Capital Contributions.

     Section 4.7 Other Businesses of Partners

     Subject to Section 4.5C, any Partner, and any Affiliate of any Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, for his, her or its own account or for the account of others. Neither the Partnership nor any Partner as a result of this Agreement shall have any rights or obligations in or to such independent ventures or the income or profits or losses derived therefrom.

     Section 4.8 Indemnification

     Neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment, or other fault in connection with the business or affairs of the Partnership so long as the Person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute gross negligence or willful misfeasance, and, with respect to any criminal proceeding, such Person had no reasonable cause to believe its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees (including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees, or agents that arises out of or in any way relates to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened claims, actions or demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the Person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of his or its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute gross negligence or willful misfeasance. Absent a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such Person must be based upon the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur. The rights set forth above shall continue as to the General Partner and its officers, directors, stockholders, employees or agents who have ceased to serve in such capacities and shall inure to the benefit of their heirs, successors, assigns and administrators.

     Section 4.9 Management by Limited Partners

     No Limited Partner shall participate in the management or in the control of the business of the Partnership or use his name in the Partnership's business or perform any actions prohibited to limited partners under the laws of the State or the laws of any other jurisdiction where the Partnership is qualified or formed to conduct business. Limited Partners hereby consent to the exercise by the General Partner of the powers conferred on it by this Agreement.

                                 ARTICLE FIVE

                      Distributions of Partnership Funds;
                       Allocations of Profits and Losses

     Section 5.1 Distributions of Partnership Funds

     Distributable Cash of the Partnership shall be distributed at least annually, within 30 days after the end of the Fiscal Year, and distributions may be made at such other times as the General Partner deems advisable. If the Order is not issued and the General Partner has a 1% interest in Profits and Losses, each such distribution shall be made 99% to the Limited Partners and 1% to the General Partner to the extent of Profits previously allocated to such Partners (reduced by allocations of Losses and prior Distributions) and then 100% to the Limited Partners; otherwise each such distribution will be based on the basis of Partners' Capital Contributions. If the General Partner deems it advisable, distributions of Partnership assets may be made in kind, in the same manner and to the same Persons as Distributable Cash is then being distributed. Cash distributions to Limited Partners will be credited to each Limited Partner's securities account with Merrill Lynch, Pierce, Fenner & Smith Incorporated or as otherwise instructed to the General Partner by a Limited Partner.

     Section 5.2 Allocations of Profits and Losses

     A. The Profits and Losses of the Partnership shall be determined and allocated with respect to each Fiscal Year of the Partnership as of the end of, and within 75 days after the end of, such Fiscal Year or as soon as practicable thereafter.

     B. Profits and Losses of the Partnership, other than arising from Sales upon liquidation pursuant to Section 8.2, shall be allocated among and credited to or charged against each Partner's Capital Account as follows:

               (i) First, the General Partner shall be allocated an amount of Losses equal to 100% of the amount of expenses it incurs on behalf of the Partnership for which it is not entitled to reimbursement, pursuant to Section 4.6;

               (ii) Second, if the Order is not issued, with respect to Losses,
          (a) 99% to the Limited Partners and 1% to the General Partner until the Limited Partners' Capital Accounts equal zero; (b) thereafter, 100% to the General Partner except in the case of Losses that would be characterized as nonrecourse losses under Treasury Regulation
          Section 1.704-2, such Losses shall be allocated 99% to the Limited Partners and 1% to the General Partner;

               (iii) If the Order is not issued, with respect to Profits, first 100% to the General Partner to the extent that it was allocated more than 1% of the Losses pursuant to clause (ii), and then 99% to the Limited Partners and 1% to the General Partner; and

               (iv) If the Order is issued, Profits and Losses shall be allocated to each Partner's Capital Account proportionately based upon Partners' respective Capital Contributions.

     C. For purposes of determining the Capital Account balance of any Limited Partner as of the end of any Fiscal Year under this Section 5.2, any such Partner's Capital Account shall be reduced by:

               (i) Allocations of Loss (or any item thereof) as of the end of such Fiscal Year, which reasonably are expected to be made to such Partner pursuant to Code Sections 704, 706, and 752 and Treasury Regulations promulgated thereunder; and

               (ii) Distributions that, as of the end of such Fiscal Year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's Capital Account that reasonably are expected to occur during (or prior to) the Partnership's Fiscal Year in which such distributions reasonably are expected to be made.

     D. Notwithstanding any provision of this Agreement to the contrary, if a Partner receives an unexpected adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which creates or increases a deficit balance in the Partner's Capital Account, items of income and gain shall be allocated to such Partner in an amount and manner sufficient to eliminate the Partner's Capital Account deficit as quickly as possible. If any allocations are made pursuant to the previous sentence, then future allocations of income or gain to such Partner will be reduced by an amount of income or gain equal to the amount previously allocated to the Partner under the previous sentence.

     E. If there is a net decrease in the Partnership's Minimum Gain (as defined in Treasury Regulations under Section 704(b) of the Code) during a taxable year, each Partner with a deficit balance in his Capital Account at the end of the taxable year will be allocated, before any other allocation of Partnership items is made pursuant to this Agreement, items of income and gain for the taxable year and, if necessary, subsequent taxable years, in the amount necessary to eliminate such deficit as quickly as possible. For the purpose of this Minimum Gain calculation and for purposes of the preceding paragraph, there will be excluded from the Partner's deficit balance in his Capital Account (i) any amount the Partner is obligated to restore to his Capital Account and (ii) any addition to his Capital Account represented by the Partner's share of Minimum Gain. In addition, for the purpose of calculating the amount of Minimum Gain, each Partner's Capital Account will be reduced for items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

     Section 5.3 Determinations of Allocations and Distributions Among Limited Partners

     A. All Distributable Cash distributed to the Limited Partners, as a class, and all Profits and Losses allocated to the Limited Partners, as a class, shall be distributed or allocated, as the case may be, to each Limited Partner in the ratio that the Capital Contribution of such Limited Partner (or of his predecessor in interest) bears to the total Capital Contribution of all Limited Partners.

     B. All Profits and Losses allocated to the Limited Partners shall be allocated to the Persons who were Limited Partners as of the last day of the fiscal quarter for which the allocation is made. If during any Fiscal Year of the Partnership there is a change in any Partner's Interest in the Partnership, then allocation of Profits and Losses among the Partners shall be determined by the use of any method prescribed by Section 706(d)(1) of the Code and the
Treasury Regulations promulgated thereunder. Allocations of "allocable cash basis items" shall be determined in accordance with the method prescribed by
Section  706(d)(2)  of  the  Code  and  the  Treasury  Regulations   promulgated
thereunder.

     C. All Distributable Cash distributed to the Limited Partners shall be distributed to the Persons who were Limited Partners as of the last day of the fiscal quarter preceding the fiscal quarter in which the distribution is made.

                                  ARTICLE SIX

                         Transferability of the General
                               Partner's Interest

     Section 6.1 Voluntary Withdrawal or Transfer by the General Partner

     A. Except as provided in Section 6.2, the General Partner (including by definition any successor or additional General Partner) may withdraw as General Partner at any time, but only upon compliance with all of the following procedures:

               (i) The General Partner shall give Notification to all Limited Partners that it proposes to withdraw and that there be substituted in its place a Person designated and described in such Notification.

               (ii) Enclosed with the Notification shall be a certificate, duly executed by or on behalf of such proposed successor General Partner, to the effect that, (a) it is experienced in performing (or employs sufficient personnel who are experienced in performing) functions of the type then being performed by the resigning General Partner; (b) it has a net worth of at least 10% of the Capital Contributions of the Partners or will otherwise meet the net worth requirements of statutes, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership in order to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership rather than as an association taxable as a corporation; and (c) it is willing to become the General Partner under this Agreement without receiving any compensation for services from the Partnership in excess of that payable under this Agreement to the withdrawing General Partner or any interest in the Income or Profits of the Partnership other than a transfer to the successor General Partner of some or all of the withdrawing General Partner's Interest in the Partnership, plus such other compensation as the successor General Partner may receive from the withdrawing General Partner.

               (iii) If the General Partner proposes to withdraw, there shall be on file at the principal office of the Partnership, prior to such withdrawal, audited financial statements of the proposed successor General Partner, as of a date not earlier than 12 months prior to the date of the Notification required by this Section 6.1A, certified by a nationally recognized firm of independent auditors, together with a certificate duly executed by the proposed successor General Partner, or on its behalf by its principal financial officer, to the effect that no material adverse change in its financial condition has occurred since the date of such audited financial statements that has caused its net worth, apart from the purchase price of its Interest in the Partnership, to be reduced to less than the amount required under Section 6.1A(ii)(b). Such audited statements and certificates shall be available for examination by any Limited Partner during
          normal   business   hours.

               (iv) The Consent of at least a Majority-in-interest of the Limited Partners approving the appointment of any successor General
          Partner   pursuant  to  this  Section  6.1A  is  obtained.

               (v) The withdrawing General Partner shall cooperate fully with the successor General Partner so that the responsibilities of the withdrawn General Partner may be transferred to the successor General Partner with as little disruption of the Partnership's business and affairs as is practicable.

     B. Except as part of a transfer to a successor  General Partner pursuant to
Section 6.1A, the General Partner shall not have the right to withdraw or to transfer or assign its General Partner Interest, except that the General Partner may (i) substitute in its stead as General Partner any entity that has, by merger, consolidation or otherwise, acquired substantially all of the assets or capital stock of the General Partner and continued its business, (ii) substitute in its stead any other wholly-owned subsidiary of its corporate parent, and
(iii) pledge or grant an interest in its right to receive payments and distributions under this Agreement, in which event the General Partner shall continue to be the general partner of the Partnership.

     C. Subject to the provisions of Section 11.3, each Limited Partner hereby Consents pursuant to Section 6.1A to the admission as a successor General Partner of any Person meeting the requirements of Section 6.1A to whose admission as such at least a Majority-in-interest of the Limited Partners has expressly approved, and no further express Consent or approval shall be required.

     D. Notwithstanding anything to the contrary in this Article Six, the General Partner's Interest shall at all times be subject to any restrictions on transfer imposed by Federal or state securities laws.

     E. Any withdrawal of the General Partner, or transfer or assignment of the General Partner's entire Interest shall occur immediately after the admission of a successor General Partner.

     Section 6.2 Admission of Successor General Partner

     The admission of any successor General Partner pursuant to Section 6.1 shall be effective only if and after the following conditions are satisfied:

               (i) this Agreement and the certificate of limited partnership of the Partnership shall be amended to reflect the admission of such Person as successor General Partner prior to the withdrawal of the withdrawing General Partner or the transfer of the withdrawing General Partner's Interest, pursuant to Section 6.1;

               (ii) the Interests of the Limited Partners shall not be affected by the admission of such successor General Partner;

               (iii)  any  Person   designated  as  successor  General  Partner
          pursuant  to Section 6.1 shall have  satisfied  the  requirements  of
          Section 10.2; and

               (iv) the withdrawing General Partner shall not have ceased to be General Partner because of its Incapacity.

     Any successor General Partner is hereby authorized to and shall continue the business of the Partnership.

     Section 6.3 Liability of a Withdrawn or Removed General Partner

     Any General Partner who shall withdraw or be Removed from the Partnership shall remain liable for any obligations and liabilities incurred by it as General Partner prior to the time such withdrawal or Removal shall have become effective, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal or Removal shall have become effective.

     Section 6.4 Incapacity of the General Partner

     In the event of the Incapacity of the General Partner, the Partnership shall be dissolved.

     Upon the Incapacity of the General Partner, the General Partner shall immediately cease to be General Partner and its General Partner's Interest, as such, shall continue only for the purpose of determining the amount, if any, that it is entitled to receive upon dissolution pursuant to Section 8.2. Any termination or Removal of a General Partner shall not affect any rights or liabilities of the Incapacitated or Removed General Partner that matured prior to such Incapacity or Removal.

     Section 6.5 Removal of the General Partner

     A. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-interest of the Limited Partners of the power to Remove the General Partner will not impair the liability of the Limited Partners, then the power shall be vested in the Limited Partners to Remove the General Partner upon the Consent of a Majority-in-interest of the Limited Partners, but the exercise of that power shall be subject to the conditions set forth in Section 11.3. The Removal of any General Partner pursuant to this
Section 6.5 shall be without prejudice to the rights, if any, the Limited Partners may have against the General Partner for damages attributable to its negligence or misconduct or other breach of duty.

     B. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-interest of the Limited Partners of the power to designate a successor General Partner will not impair the limited liability of the Limited Partners, then with the Consent of a Majority-in-interest of the Limited Partners to the admission of a general partner, the Limited Partners may, subject to the provisions of Section 6.2, at any time designate one or more Persons to be successors to the General Partner being Removed pursuant to Section 6.5. Any such Removal shall occur immediately after the admission of the successor General Partner.

     C. Upon the Removal of the General Partner (and failure to designate a successor General Partner) pursuant to Section 6.5A, the Partnership shall be dissolved.

     Section 6.6 Distributions on Withdrawal or Removal of the General Partner

     In the event the General Partner (i) exercises its right to withdraw from the Partnership in accordance with Section 6.1A or (ii) is Removed pursuant to
Section 6.5, the withdrawing or Removed General Partner shall have its then existing Capital Account (to the extent not acquired by any successor) converted into a capital account of a Limited Partner.

                                 ARTICLE SEVEN

                Transferability of a Limited Partner's Interest

     Section 7.1 Restrictions on Transfers of Interest

     A. Notwithstanding any other provisions of this Section 7.1, a sale, exchange, transfer or assignment of a Limited Partner's Interest may not be made if:

               (i) such sale, exchange, transfer or assignment, when added to the total of all other sales, exchanges, transfers or assignments of Interests within the preceding 12 months, would result in the Partnership being considered to have terminated within the meaning of
          Section 708 of the Code;

               (ii) such sale, exchange, transfer or assignment would violate any U.S. securities laws, or any state securities or "blue sky" laws (including any investor suitability standards) applicable to the Partnership or the Interest to be sold, exchanged, transferred or assigned;

               (iii) such sale, exchange, transfer or assignment would cause the Partnership to lose its status as a partnership for Federal income tax purposes;

               (iv) such sale, exchange, transfer or assignment would cause all or any portion of the Partnership's property to be deemed "tax-exempt use property" within the meaning of Section 168(j) of the Code; or

               (v) such sale, exchange, transfer or assignment would cause the Partnership to be classified as a publicly traded partnership within the meaning of Section 7704(b) of the Code.

     B. In no event shall all or any part of an Interest be assigned or transferred to an Incapacitated Person except by operation of law.

     C. Except as provided in Section 7.5B, no transfer or assignment by a Limited Partner of all or any part of his Interest may be made to any Person who
(i) is not a Partner, (ii) is not a member of the immediate family of a Limited Partner or (iii) does not meet the requirements to become an Additional Limited Partner in accordance with the terms of the offering of Units contained in the Prospectus and this Agreement, as modified by the last sentence of this Section 7.1C; provided, however, no Limited Partner's Interest or any fraction thereof may be sold, assigned or transferred without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. For purposes of this Section 7.1C, the members of the immediate family of a Limited Partner consist of persons within the meaning of such phrase as is used in the definition of "employees' securities company" in the Investment Company Act of 1940, and include the Partner's spouse and children, including stepchildren and adopted children. With respect to the requirements referenced in clause (iii), the requirement as to compensation from Merrill Lynch & Co., Inc. shall be measured on the basis of the current annual salary and the bonus with respect to the most recently completed fiscal year.

     D. Subject to Section 7.1C, no purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown.

     E. No purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown, except for any sale, assignment or transfer
(i) that consists of the entire Interest of the transferor or (ii) that occurs by operation of law.

     F. Each Limited Partner agrees that he will, upon request of the General Partner, execute such certificates or other documents and perform such acts as the General Partner deems appropriate after an assignment of an Interest by the Limited Partner to preserve the limited liability of the Limited Partners under the laws of any jurisdiction in which the Partnership is doing business. For purposes of this Section 7.1F, any transfer of an Interest, whether voluntary or by operation of law, shall be considered an assignment.

     G. Any sale, assignment or transfer of an Interest to a Person who makes a market in securities shall be void ab initio unless such Person shall certify to the General Partner that it has acquired such Interest solely for investment purposes and not for the purpose of resale.

     H. No purported sale, assignment or transfer by a transferor of an Interest will be recognized unless (1) the transferor shall have represented that such transfer (a) was effected through a broker-dealer or matching agent whose procedures with respect to the transfer of Units have been approved by the General Partner as not being incident to a public trading market and not through any other broker-dealer or matching agent or (b) otherwise was not effected through a broker-dealer or matching agent which makes a market in Interests or which provides a readily available, regular and ongoing opportunity to Limited Partners to sell or exchange their Interests through a public means of obtaining or providing information of offers to buy, sell or exchange Interests and (2) the General Partner determines that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in, as determined by the General Partner in its sole discretion, the Partnership's being classified as a publicly traded partnership.

     I. No purported sale, assignment or transfer of a Unit will be recognized if, after giving effect to such sale, assignment or transfer, the Partnership would not satisfy at least one of the safe harbors contained in Treasury regulation 1.7704-1 (the "Final PTP Regulations"). Without limiting the foregoing, no purported sale, assignment or transfer of a Unit will be recognized if such sale, assignment or transfer, together with all other such transfers during the same taxable year of the Partnership would result in either
(i) the transfer of more than 2% of the Units (excluding excludable transfers and sales completed through a matching service which meets the requirements of the Final PTP Regulations) or (ii) the transfer and sale of more than 10% of the Units (excluding excludable transfers) completed through a matching service which meets the requirements of the Final PTP Regulations. For purposes of the limitations described in the preceding sentence, the following transfers ("excludable transfers") will be disregarded: (i) transfers in which the basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under
Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the Code); (iv) the issuance of Units by or on behalf of the Partnership in exchange of cash, property or services; (v) distributions from a retirement plan qualified under Section 401(a) of the Code; and (vi) block transfers; and for purposes of the 2% limitation, there shall be disregarded transfers through a matching service subject to the 10% limitation described in the previous sentence. For purposes of the above limitations, the percentage of Units transferred during a taxable year shall equal the sum of the monthly percentage of Units transferred. The monthly percentage of Units transferred in any month shall be the percentage equal to a fraction the numerator of which is the number of Units transferred during such month and the denominator of which is the number of Units outstanding on the last day of such month, provided that the denominator shall not include Units owned by the General Partner or any Person related to the General Partner (within the meaning of Section 267(b) or 707(b)(1) of the Code). The term "block transfer" means the transfer by a Partner in one or more transactions during any thirty calendar day period of Units representing in the aggregate more than 2% of the total Interests in Partnership capital or profits.

     J. Any purported assignment of an Interest which is not made in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

     K. The General Partner may reasonably interpret, and is hereby authorized to take such action as it deems necessary or desirable to effect, the foregoing provisions of this Section 7.1. The General Partner may, in its reasonable discretion, amend the provisions of this Section 7.1 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the tax status of the Partnership.

     Section 7.2 Incapacity of Limited Partner

     If a Limited Partner dies, his executor, administrator or trustee, or, if he becomes an adjudicated incompetent, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing the estate of such Limited Partner, and such power as the Incapacitated Limited
Partner  possessed  to  assign  all or any  part  of the  Incapacitated  Limited
Partner's Interest and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner. In the event of death of a Limited Partner, but not in the event of bankruptcy or adjudication of incompetence, the deceased Limited Partner's Interest may be tendered to the General Partner within 90 days of receipt of the next Appraisal pursuant to Section 7.5.

     Section 7.3 Assignees

     A. The Partnership shall not recognize for any purpose any purported sale, assignment or transfer of all or any fraction of the Interest of a Limited Partner unless the provisions of Section 7.1A shall have been complied with and there shall have been filed with the Partnership a written and dated Notification of such sale, assignment or transfer, in form satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such Notification (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement, (ii) represents that such sale, assignment or transfer was made in accordance with all applicable laws and regulations and (iii) contains the purchaser's, assignee's or transferee's power of attorney identical to that provided in Section 12.1. Any sale, assignment or transfer shall be recognized by the Partnership as effective as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the Partnership.

     B. Any Limited Partner who shall assign all of his Interest shall cease to be a Limited Partner as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the General Partner.

     C. A Person who is the assignee of all or any fraction of the Interest of a Limited Partner, but does not become a Substituted Limited Partner and desires to make a further assignment of such Interest, shall be subject to all the provisions of this Article Seven to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

     Section 7.4 Substituted Limited Partners

     A. No Limited Partner shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of all or any portion of such Limited Partner's Interest as a Limited Partner in his place. Any such purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of an Interest shall be admitted to the Partnership as a Substituted Limited Partner only with the consent of the General Partner, which consent shall be granted or withheld in the sole and absolute discretion of the General Partner and may be arbitrarily withheld, and, if necessary, by an amendment of this Agreement executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such filing or recordation is necessary to qualify the Partnership to conduct business or to preserve the limited liability of the Limited Partners. The Limited Partners hereby consent to the admission of a Substituted Limited Partner whose admission has been consented to by the General Partner. Any such consent by the General Partner and the Limited Partners may be evidenced, if necessary, by the execution by the General Partner of an amendment to this Agreement on its behalf and on behalf of all Limited Partners pursuant to
Section 12.1 evidencing the admission of such Person as a Limited Partner and the making of any filing required by law. The admission of a Substituted Limited Partner shall be recorded on the books and records of the Partnership.

     B. No Person shall become a Substituted Limited Partner until such Person shall have satisfied the requirements of Section 10.2; provided, however, that for the purpose of allocating Profits, Losses and Distributable Cash, a Person shall be treated as having become, and as appearing in the books and records of the Partnership as, a Limited Partner on such date as the sale, assignment or transfer to such Person was recognized by the Partnership pursuant to Section 7.3A.

     C. To the fullest extent permitted by law, each Limited Partner shall indemnify and hold harmless the Partnership, the General Partner and every Limited Partner who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to state facts made (or omitted to be made) by such Limited Partner in connection with any assignment, transfer, encumbrance or other disposition of all or any part of an Interest, or the admission of a Substituted Limited Partner to the Partnership, against expenses for which the Partnership or such other Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him in connection with such action, suit or proceeding.

     D. (1) Each Limited Partner represents and warrants that the information set forth on his Subscription Agreement is a true and correct statement of his total direct and indirect, within the meaning of Section 318 of the Code, holdings of stock of the General Partner or any of its Affiliates, as defined in
Section 1504(a) of the Code. No Person shall be accepted as a Limited Partner if the admission of such Person would cause the Limited Partners to own, directly or indirectly, more than 20% of the outstanding stock of the General Partner or any of its Affiliates as defined in Section 1504(a) of the Code.

     (2) Each Limited Partner further represents and warrants that the following statements are true: (i) if such Limited Partner is an individual, he is over 21 years of age; if such Limited Partner is a corporation, it is authorized and otherwise duly qualified to hold an Interest in the Partnership; (ii) he has thoroughly read the Prospectus and this Agreement and understands the nature of the risks involved in the proposed investment; (iii) he is experienced in investment and business matters; (iv) in the case of an employee of Merrill Lynch & Co., Inc. or its subsidiaries he has a current annual salary in an amount which, together with bonus received from Merrill Lynch & Co., Inc. or its subsidiaries in respect of 1997, equaled at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from Merrill Lynch & Co., Inc. or its subsidiaries of at least $100,000 and the aggregate amount of Units he will invest in will not exceed an amount that would result in the price of such Units exceeding 15% of his cash compensation from Merrill Lynch & Co., Inc. or its subsidiaries with respect to the most recent calendar year on an annualized basis unless he either (x) has a net worth, individually or jointly with his spouse, in excess of $1,000,000 at the time of purchase of the Units or (y) had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current calendar year, or in the case of non-employee directors of Merrill Lynch & Co., Inc., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000; (v) he recognizes that the Partnership is newly organized and has no history of operations or earnings and is subject to speculative risks; (vi) he understands that the transferability of his Interest(s) in the Partnership is restricted pursuant to the provisions of this Agreement and that he cannot expect to be able to liquidate his investment readily in case of emergency; and
(vii) unless otherwise indicated in his Subscription Agreement, he is the sole party in interest in his Interest and, as such, is vested with all legal and equitable rights in such Interests. Investors will be required to represent in writing in the Subscription Agreement that they meet all applicable requirements and satisfy any more restrictive suitability requirements imposed by applicable Blue Sky laws.

     Section 7.5 Acquisition of Certain Limited Partners' Interests by the General Partner or the Partnership

     A. The General Partner shall purchase from its own funds for its own account, or cause to be purchased by the Partnership, from the Partnership's funds for the Partnership's account, any Limited Partner's Interest tendered to it pursuant to Section 7.2. The purchase price shall be the value of such Interest determined at the next annual Valuation Date less any distribution paid in respect of such Interest subsequent to such Valuation Date.

     B. The Partnership may, but is not obliged to, purchase from the Partnership's funds for the Partnership's account any Interest tendered to the General Partner pursuant to Section 7.2 if such purchase is in the best interests of the Partnership.

     C. If the General Partner  purchases any Interest  pursuant to this Section
7.5 for its own account and not for the account of the Partnership, the General Partner shall be entitled to the rights of an assignee of such Interest and be entitled to vote such Interest as if it were a Substituted Limited Partner or be admitted as a Substituted Limited Partner. The General Partner may sell any Interest acquired by it under the provisions of this Section 7.5 on such terms as are acceptable to it, and if the purchaser of such Interests is not a Partner of this Partnership, he will be entitled to be admitted to the Partnership as a Substituted Limited Partner with respect to such Interest. The effective date of any such sale shall be the date on which payment has been made by the purchaser of such Interest.

                                 ARTICLE EIGHT

                          Dissolution, Liquidation and
                         Termination of the Partnership

     Section 8.1 Events Causing Dissolution

     A. Except as provided in Section 8.1(B), the Partnership shall be dissolved and its affairs shall be wound up upon the happening of any of the following events:

               (i) the expiration of its term;

               (ii) the Incapacity of the General Partner;

               (iii) the Removal of the General Partner and the failure to designate a successor;

               (iv) the Sale or other disposition at one time of all or substantially all of the Partnership's assets;

               (v) the election to dissolve the Partnership prior to January 1, 2005 by the General Partner with the Consent of a Majority-in-interest of the Limited Partners, which Consent shall be subject to Article Eleven;

               (vi) the election to dissolve the Partnership by the General Partner at any time after January 1, 2005; or

               (vii)  the  withdrawal  of  the  General   Partner  without  the
          designation of a successor General Partner under Section 6.1.

     The occurrence of any event described in Sections 17-402(a)(4) or 17-402(a)(5) of the Act (other than an event that would cause the Incapacity of the General Partner) shall not cause the General Partner to cease to be a General Partner of the Partnership or cause the Partnership to dissolve.

     B. Upon the happening of an event described in Section  8.1A(ii),  (iii) or
(vii), the Partnership shall not be dissolved if, at the time of the occurrence of such event there is at least one other General Partner, or within ninety (90) days after the occurrence of such an event, all remaining partners agree to continue the business of the Partnership and to the appointment, effective as of the date of such event, of one or more successor General Partners.

     C. The Incapacity of any Limited Partner shall not dissolve the Partnership and the seizure of the Interest of any Partner shall not dissolve the Partnership. Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's certificate of limited partnership has been cancelled and the assets of the Partnership have been distributed as provided in Section 8.2.

     Section 8.2 Liquidation

     A. Upon dissolution of the Partnership, its liabilities shall be paid in the order provided herein. The General Partner shall cause Partnership property to be sold in such manner as it, in its sole discretion, shall determine in an effort to obtain the best price for such property. In order for the Partnership to obtain a reasonable price for any Partnership investments which are illiquid, the General Partner may, to the extent permitted by applicable law, purchase from the Partnership any Partnership investments upon which there are significant restrictions as to transferability or for which a fair market price is not readily obtainable. Payment of the fair market value of any such investment as established by the annual Appraisal made in accordance with
Section 9.4, adjusted for any distributions or other significant events subsequent to the Valuation Date, shall be deemed fair and reasonable and not a violation of any General Partner's duty to the Partnership. Pending Sale of Partnership property, the General Partner shall have the right to continue to operate and otherwise deal with Partnership property. In the event that the General Partner has been Removed and a successor General Partner has not been designated, the Limited Partners shall elect, in accordance with the provisions of Article Eleven, a Person to perform the functions of the General Partner in liquidating the assets of the Partnership and in winding up its affairs.

     B. Profits and Losses arising from Sales upon liquidation shall be allocated as follows:

               (i) If the Order is not issued, Profits shall be allocated (a) first, to the Partners in amounts equal to the negative balances, if any, in their respective Capital Accounts, without giving effect to any cash distributions arising from Sales at liquidation; (b) second, to the General Partner up to the amount of the Capital Contributions of the General Partner made to the Partnership during its term under
          Section 3.1B in excess of 1% of the Limited Partners' Capital Contributions; and (c) third, all remaining Profits, 99% to the Limited Partners and 1% to the General Partner.

               (ii) If the Order is not issued, Losses shall be allocated 99% to the Limited Partners and 1% to the General Partner.

               (iii) If the Order is issued, Profits and Losses shall be allocated to each Partner's Capital Account proportionately based upon Partners' respective Capital Contributions.

     C. In settling accounts after dissolution, the assets of the Partnership shall be paid out in the following order:

               (i) first, to any creditors (including any creditor who is a Partner), in the order of priority as provided by law or the establishment of reasonable reserves for the payment of obligations to creditors; and

               (ii) second, to each Partner in an amount equivalent to the positive amount of his Capital Account on the date of distribution, after giving effect to any allocation of Profits or Losses arising from Sales on liquidation.

     D. In the event that following the final dissolution under Section 8.2C, the General Partner has a deficit balance in its Capital Account balance, the General Partner shall contribute cash to the Partnership necessary to eliminate said deficit balance.

                                 ARTICLE NINE

                   Books and Records; Accounting; Appraisal;
                              Tax Elections; Etc.

     Section 9.1 Books and Records

     The books and records of the Partnership, including information relating to the sale by the General Partner or any of its Affiliates of securities, property, goods or services to the Partnership, and a list of the name, residence, business or mailing address and Interest of each Limited Partner, shall be maintained by the General Partner at the office of the Partnership or of the General Partner and shall, for any purpose, other than commercial purposes, reasonably related to a Limited Partner's Interest as a limited partner, be available for examination there by any Limited Partner or his duly authorized representative at any and all reasonable times. Any Limited Partner, or his duly authorized representatives, upon paying the costs of collection, duplication and mailing, for any purpose reasonably related to a Limited Partner's Interest as a limited partner, shall be entitled to a copy of the list of the name, residence, business or mailing address and Interest of each Limited Partner. Such information shall be used for Partnership purposes only. The Partnership may maintain such other books and records and may provide such financial or other statements as the General Partner in its discretion deems advisable.

     Section 9.2 Accounting Basis for Tax and Reporting Purposes; Fiscal Year

     The books and records, and the financial statements and reports of the Partnership, both for tax and financial reporting purposes, shall be kept on an accrual basis. The Fiscal Year of the Partnership for both tax and financial reporting purposes shall be the calendar year.

     Section 9.3 Bank Accounts

     The General Partner shall maintain the Partnership Account and withdrawals shall be made only in the regular course of the Partnership business on such signature or signatures as the General Partner may determine. Temporary investments of the type permitted by Section 4.1A(ix) are deemed activities in the ordinary course of Partnership business.

     Section 9.4 Appraisal

     Beginning December 31, 1999, and as of December 31, of each succeeding year thereafter (the "Valuation Date"), the General Partner will make or have made an appraisal of all of the assets of the Partnership as of the Valuation Date (the "Appraisal"). The Appraisal of the Partnership's assets may be by independent third parties appointed by the General Partner and deemed qualified by the General Partner to render an opinion as to the value of Partnership assets, using such methods and considering such information relating to the investments, assets and liabilities of the Partnership as such Persons may deem appropriate, but in the case of an event subsequent to the Valuation Date materially affecting the value of any Partnership asset or investment, the General Partner may revise the Appraisal as it, in its good faith and sole discretion, deems appropriate. For purposes of the Appraisal to be made on December 31, 1999, the General Partner may use the purchase price of Partnership assets as the value of such assets.

     Section 9.5 Reports

     Within 75 days after the end of each Fiscal Year or as soon as practicable thereafter, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended (i) a statement (which shall be audited by the Auditors) showing the Distributable Cash (or assets distributed in kind) distributed in respect of such year; (ii) such tax information as shall be necessary for the preparation by such Limited Partner of his Federal and state income tax returns; and (iii) a report of the investment activities of the Partnership during such year. Within 180 days after the end of each Fiscal Year, or as soon thereafter as practicable, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended Partnership financial statements audited by the Auditors and a copy of the Appraisal. The General Partner shall not be required to deliver or mail a copy of the certificate of limited partnership of the Partnership or any amendment thereof to the Limited Partners.

     Section 9.6 Elections

     The General Partner may cause the Partnership to make all elections required or permitted to be made by the Partnership under the Code and not otherwise expressly provided for in this Agreement, in the manner that the General Partner believes will be most advantageous to individual Limited Partners who (i) are married and filing joint Federal income tax returns, (ii) are not "dealers" for Federal income tax purposes, and (iii) have income at least part of which, without giving effect to any additional tax on preference items, is subject to Federal income taxation at the then highest marginal tax rate for persons set forth in (i).

                                  ARTICLE TEN

                                   Amendments

     Section 10.1 Proposal and Adoption of Amendments Generally

     A. Amendments to this Agreement to reflect the addition or substitution of a Limited Partner, the admission of a successor General Partner or the withdrawal of the General Partner, shall be made at the time and in the manner referred to in Section 10.2. Any other amendment to this Agreement may be proposed by the General Partner or by 10% in Interest of the Limited Partners. The Partner or Partners proposing such amendment shall submit (a) the text of such amendment, (b) a statement of the purpose of such amendment, and (c) an opinion of counsel obtained by the Partner or Partners proposing such amendment to the effect that such amendment is permitted by the Act and the laws of any other jurisdiction where the Partnership is qualified to do business, will not impair the liability of the Limited Partner and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes. The General Partner shall, within 20 days after receipt of any proposal under this Section 10.1A, give Notification to all Partners of such proposed amendment, of such statement of purpose and of such opinion of counsel, together, in the case of an amendment proposed by Limited Partners, with the views, if any, of the General Partner with respect to such proposed amendment.

     B. Amendments of this Agreement shall be adopted if:

               (i) in the case of amendments referred to in Sections 10.2A and 10.2B, the conditions specified in Sections 6.1 and 6.2 shall have been satisfactorily completed;

               (ii) in the case of amendments referred to in Section 10.2C, the conditions specified in Section 7.4 shall have been satisfactorily completed; or

               (iii) in the case of all amendments, subject to the provisions of Section 11.3, such amendment shall have been Consented to by a Majority-in-interest of the Limited Partners; provided, however, that no such amendment may:

               (a) enlarge the obligations of any Partner under this Agreement or convert the Interest of any Limited Partner into the Interest of a General Partner or modify the liability of any Limited Partner without the Consent of such Partner;

               (b) modify the method provided in Article Five of determining, allocating or distributing, as the case may be, Profits and Losses and Distributable Cash without the Consent of each Partner adversely affected by such modification;

               (c) amend Sections 6.1 or 6.2 without the Consent of the General Partner;

               (d) amend Section 4.3C, this Article Ten or Section 11.3 without the Consent of all the Partners; or

               (e) allow additional contributions of capital by some or all of the Limited Partners without the Consent of the General Partner and a Majority-in-interest of the Limited Partners.

     C. Upon the adoption of any  amendment  to this  Agreement,  the  amendment shall be executed by the General Partner and the Limited Partners and, if required by the Act, an amendment to the certificate of limited partnership of the Partnership shall be filed or recorded in the proper records of the State and of each jurisdiction in which filing or recordation is necessary for the Partnership to conduct business or to preserve the limited liability of the Limited Partners. Each Limited Partner hereby irrevocably appoints and constitutes the General Partner as his agent and attorney-in-fact to execute, file, and record any and all such amendments including, without limitation, amendments to admit Limited Partners and to increase or decrease the amount of the contribution to the Partnership of any Partner. The power of attorney given herewith is irrevocable, is coupled with an interest and shall survive and not be affected by the subsequent Incapacity of any Limited Partner granting it.

     D. Notwithstanding anything to the contrary contained herein, the General Partner may, without prior notice or Consent of any Limited Partner, amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partners.

     Section 10.2 Amendments on Admission or Withdrawal of Partners

     A. If this Agreement shall be amended to reflect the admission of a General Partner, the amendment to this Agreement and to the certificate of limited partnership of the Partnership shall be adopted, executed and filed as required by the Act and this Agreement.

     B. If this Agreement shall be amended to reflect the withdrawal or Removal of the General Partner and the continuation of the business of the Partnership, the amendment to this Agreement and to the certificate of limited partnership shall be adopted, executed and filed as required by the Act and this Agreement.

     C. No Person shall become a Partner unless such Person shall have become a party to, and adopted all of the terms and conditions of, this Agreement, and except for the Initial Limited Partner or an Additional Limited Partner, paid any reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with such Person's becoming a Partner elected to be so charged in the General Partner's discretion.

                                ARTICLE ELEVEN

                         Consents, Voting and Meetings

     Section 11.1 Method of Giving Consent

     Any Consent required by this Agreement may be given as follows:

               (i) by a written Consent given by the approving Partner at or prior to the date set by the General Partner for the delivery of the Consent, provided that such Consent shall not have been nullified by either (a) Notification to the General Partner by the approving Partner at or prior to the time of, or the negative vote by such approving Partner at, any meeting held to consider the doing of such act or thing, or (b) Notification to the General Partner by the approving Partner prior to the date set by the General Partner for the delivery of the Consent with respect to actions the doing of which is not subject to approval at such meeting; or

               (ii) by the affirmative vote by the approving Partner to the doing of the act or thing for which the Consent is solicited at any meeting called and held pursuant to Section 11.2 to consider the doing of such act or thing.

     Section 11.2 Meetings of Partners

     The termination of the Partnership and any other matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification thereof shall have been given by the General Partner to all Partners. Such Notification (i) may be given by the General Partner, in its discretion, at any time and (ii) shall be given by the General Partner within 15 days after receipt by the General Partner of a request for such a meeting made by 10% in Interest of the Limited Partners. Such meeting shall be held within or outside the State at such reasonable place as shall be specified by the General Partner if Notification of such meeting is given pursuant to this Section 11.2.

     Section 11.3 Limitations on Requirements for Consents

     Notwithstanding the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) and 10.1B, as the case may be,

               (i) the provision of Section 4.3C(i) requiring the Consent of a Majority-in-interest of the Limited Partners to the sale or other disposition at any one time of all or substantially all of the assets of the Partnership shall be void and the General Partner shall have authority to sell or dispose at any one time all or substantially all of the assets of the Partnership;

               (ii) the provisions of Section 4.3C(ii) and 8.1(v) permitting the General Partner to dissolve the Partnership prior to January 1, 2005 with the Consent of the Majority-in-interest of the Limited Partners shall be void and the General Partner shall have the authority to dissolve the Partnership at any time without the Consent of the Limited Partners;

               (iii) the provisions of Section 4.3C(iii) through (ix) requiring the Consent of a Majority-in-interest of the Limited Partners as to the taking of certain actions by the General Partner shall be void and the General Partner may take such actions on behalf of the Partnership if not prohibited by the Investment Company Act of 1940;

               (iv) the provisions of Sections 6.1A(iv) and 6.1C permitting the giving of the Consent of the Limited Partners by the express Consent of a Majority-in-interest of the Limited Partners shall be void;

               (v) the power granted pursuant to the provisions of Section 6.5A and 6.5B to Remove the General Partner and designate a successor General Partner upon the Consent of a Majority-in-interest of the Limited Partners may not be exercised; and

               (vi)  the  provisions  of  Section  10.1B(iii)  relating  to the
          amendment   of  this   Agreement   by  or  upon  the   Consent  of  a
          Majority-in-interest of the Limited Partners shall be void;

unless at the time of the giving or withholding of the Consent pursuant to the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) or 10.1B, as the case may be, counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners shall have delivered to the Partnership an opinion to the effect that the giving or withholding of the Consent is permitted by the Act, will not impair the limited liability of the Limited Partners and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes.

     Section 11.4 Submissions to Limited Partners

     The General Partner shall give all the Limited Partners Notification of any proposal or other matters required by any provisions of this Agreement or by law to be submitted for the consideration and approval of the Limited Partners. Such Notification shall include any information required by the relevant provision of this Agreement or by law.

                                ARTICLE TWELVE

                            Miscellaneous Provisions

     Section 12.1 Appointment of the General Partner as Attorney-in-Fact

     A. Each Limited Partner, by his execution hereof, hereby makes, constitutes and appoints the General Partner and each of its officers his true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his name, place and stead to make, execute, sign, acknowledge, swear to, record and file, on behalf of him and on behalf of the Partnership, such documents, instruments and conveyances that may be necessary or appropriate to carry out the provisions or purposes of this Agreement, including, without limitation:

               (i) this Agreement and the certificate of limited partnership of the Partnership and all amendments to this Agreement and the certificate of limited partnership of the Partnership required or permitted by law or the provisions of this Agreement including, without limitation, such certificates, agreements and amendments thereto relating to the admission to the Partnership of Partners and the increase or decrease of the amount of the Capital Contributions of any Partner;

               (ii) all certificates and other instruments deemed advisable by the General Partner to carry out the provisions of this Agreement or to permit the Partnership to become or to continue as a limited partnership or partnership wherein the Limited Partners have limited liability in any jurisdiction where the Partnership may be doing business;

               (iii) all instruments that the General Partner deems appropriate to reflect a change or modification of this Agreement, in accordance with this Agreement, including, without limitation, the substitution of assignees as Substituted Limited Partners pursuant to Sections 7.4 and 10.2C and, if required, the filing of certificates to effect the same;

               (iv) all conveyances and other instruments or papers deemed advisable by the General Partner to effect the dissolution and termination of the Partnership, including a certificate of cancellation;

               (v) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership;

               (vi) all instruments or papers required by law to be filed in connection with the issuance of limited partnership interests senior to the Units;

               (vii) all other instruments or papers which may be required or permitted by law to be filed on behalf of the Partnership; and

               (viii) all instruments and filings required by Section 6111 of the Code ("Registration of Tax Shelters") and Section 6112 of the Code relating to maintenance of lists of investors in tax shelters.

     B. The foregoing power of attorney:

               (i) is coupled with an interest, shall be irrevocable, shall not be affected by and shall survive the subsequent Incapacity of each Limited Partner;

               (ii) may be exercised by the General Partner either by signing separately or jointly as attorney-in-fact for each or all Limited Partner(s) or, with or without listing all of the Limited Partners executing an instrument, by a single signature of the General Partner acting as attorney-in-fact for all of them; and

               (iii) shall survive the delivery of an assignment by a Limited Partner of the whole of his Interest; except that, where the assignee of the whole of such Limited Partner's Interests has been approved by the General Partner for admission to the Partnership as a Substituted Limited Partner, the power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution.

     C. Each Limited Partner shall execute and deliver to the General Partner within five days after receipt of the General Partner's request therefor such further designations, powers-of-attorney and other instruments as the General Partner deems necessary or appropriate to carry out the terms of this Agreement.

     Section 12.2 Notification to the Partnership or the General Partner

     Any notification to the Partnership or the General Partner shall be sent to the principal office of the Partnership.

     Section 12.3 Binding Provisions

     The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, permitted successors and assigns of the respective parties hereto.

     Section 12.4 Applicable Law

     This Agreement shall be construed and enforced in accordance with the laws of the State.

     Section 12.5 Counterparts

     This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that not all the parties have signed the same counterpart except that no counterpart shall be binding unless signed by the General Partner. The General Partner may execute any document by facsimile signature of a duly authorized officer.

     Section 12.6 Separability of Provisions

     If for any reason any provisions hereof that are not material to the purposes or business of the Partnership or the Limited Partners' Interests are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

     Section 12.7 Entire Agreement

     This Agreement constitutes the entire agreement among the parties. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth therein.

     Section 12.8 Headings

     The headings in this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                            KECALP INC.
                                            General Partner


                                            By: _____________________________


                                            Attest:


                                            By: ____________________________
                                                      Secretary

                                        Withdrawing and Initial Limited Partner


                                        ---------------------------------------
                                                 Robert F. Tully

                                        LIMITED PARTNERS

                                        All  Limited  Partners  now
                                        and  hereafter  admitted as
                                        limited   partners  to  the
                                        Partnership,   pursuant  to
                                        Powers of Attorney  now and
                                        hereafter executed in favor
                                        of, and  delivered  to, the
                                        General Partner.


                                        By:  KECALP Inc.

                                        By: ______________________________

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




                                                                     EXHIBIT B

                             SUBSCRIPTION AGREEMENT

                         MERRILL LYNCH KECALP L.P. 1999

KECALP Inc., General Partner of
Merrill Lynch KECALP L.P. 1999
South Tower
World Financial Center
225 Liberty Street
New York, New York 10080-6123

Gentlemen:

          By signing the Limited Partner Signature Page and Power of Attorney attached hereto, the undersigned hereby applies for the purchase of the number of limited partner interests (the "Units"), set forth below, in Merrill Lynch KECALP L.P. 1999, a Delaware limited partnership (the "Partnership"), at a price of $1,000 per Unit (minimum purchase of five Units), and authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated to debit his securities account in the amount set forth below for such Units. The undersigned understands that such funds will be held by The Bank of New York, as Escrow Agent, and will be returned promptly in the event that 75,000 Units of the Units offered by the Prospectus are not subscribed for by the Offering
Termination Date (as defined in the Prospectus). The undersigned hereby acknowledges receipt of a copy of the Prospectus, as well as the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership attached to the Prospectus as Exhibit A, and hereby specifically accepts and adopts each and every provision of, and executes, the Partnership Agreement and agrees to be bound thereby.

          The undersigned hereby represents and warrants to you as follows:

          1. The undersigned has carefully read the Prospectus and has relied solely on the Prospectus and investigation made by the undersigned or his or her representatives in making the decision to invest in the Partnership.

          2. The undersigned is aware that investment in the Units involves certain risk factors and has carefully read and considered the matters set forth under the captions "Investment Objective and Policies", "Risk and Other Important Factors" and "Tax Aspects of Investment in the Partnership" in the Prospectus.

          3. The undersigned is 21 years of age or over, has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment.

          4. The undersigned represents that he or she (i) in the case of an employee of Merrill Lynch & Co., Inc. ("ML & Co.") or its subsidiaries, had an annual salary which, together with bonus received from ML & Co. or its subsidiaries in respect of 1997, equaled at least $100,000; or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000 or (ii) in the case of a non-employee director of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000.

          5. The undersigned represents that the amount of Units to be purchased hereby (i) in the case of an employee of ML & Co. or its subsidiaries, does not exceed an amount that would result in the price of such Units exceeding either (a) 15% of the employee's cash compensation from ML & Co. or its subsidiaries received in respect of 1997 unless the employee either
(x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1996 and 1997 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same income level in 1998 or (b) 75% of his compensation received in respect of 1997 on an annualized basis, provided that the employee meets the standards of (x) or (y) above; or (ii) in the case of a non-employee director of ML & Co., does not exceed an amount equal to two times the director's fees (including committee fees, but not including reimbursements of expenses) received from ML & Co. during 1997.

          6. The undersigned represents and warrants that the statements contained in Section 7.4D of the Partnership Agreement are true insofar as they relate to the undersigned:

          The undersigned understands and recognizes that:

               (a) The subscription may be accepted or rejected in whole or in part by the General Partner in its sole and absolute discretion, except that, if this subscription is to be accepted in part only, it shall not be reduced to an amount less than $5,000.

               (b) No Federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Units.

               (c) There are restrictions on the transferability of the Units, there will be no public market for Units, and accordingly, it may not be possible for the undersigned readily, if at all, to liquidate his or her investment in the Partnership in case of an emergency.

               (d) Prior to any contrary notification to the General Partner by the undersigned, the undersigned hereby authorizes all cash distributions to be made by the Partnership to the undersigned as a Limited Partner to be credited to the undersigned's securities account at Merrill Lynch, Pierce, Fenner & Smith Incorporated as specified in the Signature Page and Power of Attorney attached hereto.

          The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and that such subscription and agreements shall survive the disability of the undersigned.

          This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

          In Witness Whereof, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Limited Partner Signature Page and Power of Attorney attached hereto on the date therein indicated.

                      INSTRUCTIONS FOR PURCHASERS OF UNITS

          Any person desiring to subscribe for Units should carefully read and review the Prospectus and, if he or she desires to subscribe for Units in the Partnership, complete the following steps:

          1. Complete, date and execute the Limited Partner Signature Page and Power of Attorney (sent with Prospectus, on green paper).

          2. Use the sample that follows, to assist you in the accurate completion of the Signature Page.

          3. Indicate in the four boxes provided the number of Units you would like to purchase (minimum 5 Units). If this amount is in excess of 250 Units, your subscription will be entered initially for 250 Units and, if the offering is not fully subscribed at the offering termination date, you will receive as many of the Units you have requested as are available on a pro rata basis based on the amount of Units available subject to the limitations described in the Prospectus.

          4. Direct Investment Services will, if your subscription is accepted by the Partnership (which will not occur prior to November 1, 1998), enter and execute an order. An execution wire will be generated to your branch office and a trade confirmation will be made to you. Settlement date will be three (3) business days following execution.

          Your MLPF&S Securities Account will be debited in the amount of $1,000 for each Unit that you purchase.

          5.  Cancellations  and quantity  reductions  are  difficult to handle after an investor has been accepted and the funds placed in escrow. Nonetheless, if you wish to cancel, contact Andrew Kaufman at (212) 236-7302 or fax him at (212) 236-7360.

                         MERRILL LYNCH KECALP L.P. 1999
              LIMITED PARTNER SIGNATURE PAGE AND POWER OF ATTORNEY

         The undersigned, desiring to become a Limited Partner of Merrill Lynch KECALP L.P. 1999 (the "Partnership"), pursuant to Section 3.3 or 7.4 of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), a form of which is included as Exhibit A to the Prospectus of the Partnership dated September 3, 1998 (the "Prospectus"), hereby executes, and agrees to all of the terms of, the Partnership Agreement of the Partnership and agrees to be bound by the terms and provisions thereof. The undersigned further, by executing this Limited Partner Signature Page and Power of Attorney, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement included as Exhibit B to the Prospectus. The undersigned further irrevocably constitutes and appoints KECALP Inc., the General Partner of the Partnership, and its successors and assigns with full power of substitution, the true and lawful attorney for the undersigned and in the name, place and stead of the undersigned to make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments which may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Partnership Agreement, including, without limitation, the Partnership Agreement, the certificate of limited partnership of the Partnership and any amendment or amendments thereto, including, without limitation, amendments thereof for the purpose of increasing or decreasing the capital contribution of any partner and adding and deleting the undersigned and others as the partners in the Partnership, as contemplated by the Partnership Agreement (which amendment(s) the undersigned hereby joins in and executes, hereby authorizing his Limited Partner Signature Page and Power of Attorney to be attached, if required, to any such amendment) and of otherwise amending the Partnership Agreement from time to time, or canceling the same. The power of attorney hereby granted shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the subsequent death, disability, incapacity or insolvency of the undersigned or any delivery by the undersigned of an assignment of the whole or any portion of the interest of the undersigned. The place of residence of the undersigned is as shown below.

                       ALL INFORMATION MUST BE COMPLETED

                       Signature of Limited Partner:_________________________

# of Units applied for (whole Units only) 25 x $1,000. = Dollar Amount to be debited from account listed below


                                                              $ 25,000


Does purchase price of Units applied for exceed 15% of your Merrill Lynch compensation in respect of 1997? Yes __X___ No ____

If so, do you satisfy either of the exceptions specified under "Maximum Purchase by Qualified Investors" on page 34 of the Prospectus? Yes __X___ No _____

Limited Partner Name:   SMITH                  JAMES                    Q
(Please Print or Type)  Last Name              First Name               MI

Social Security/Indiv. Taxpayer ID     ML Account             ML Employee
Number         123-45-6789             Number     100-99200   Number      98765
               -----------                        ---------               -----

Name:            JAMES       Q.        SMITH

Home Address:    225 LIBERTY STREET
                 APT. 2F  BUILDING #4
City:            NEW YORK               State:  NY      Zip Code: 10080-6123

Mailing Address:  (If different from home address)

Address:

City:                                   State:          Zip Code:

Residence State if different from above:

Home Telephone:  212-236-7323               Office Telephone:  212-236-7303
Home Fax:                                   Office Fax: 212-236-7364

Are you an active Financial Consultant? Yes  __X____  No  ______

Branch Office #     000     and F.C. #     00000

U.S. Citizen? Yes  __X____  No  ______   If No, What Country or State are you
a Citizen of?

Resident alien ______ Non-resident alien ______ (If non-resident alien, please submit Form W-8)

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




=============================================================       ==============================================================






                                                                                              500,000 UNITS OF

                         TABLE OF CONTENTS                                                   LIMITED PARTNERSHIP
                                                                                                  INTEREST

                                                         Page

    Investor Suitability Standards..........................2
    Summary of the Offering.................................3
    Partnership Expenses....................................7
    Risk and Other Important Factors........................8
    The Partnership........................................14
    Investment Objective and Policies......................14
    The General Partner and Its Affiliates.................21

    Tax Aspects of Investment                                                           MERRILL LYNCH KECALP L.P. 1999
       in the Partnership..................................25
    Partnership Allocations and Distributions..............30
    Summary of the Partnership Agreement...................31
    Offering and Sale of Units.............................34
    Transferability of Units...............................36
    Year 2000..............................................37
    Reports................................................38
    Experts................................................38
    Legal Matters..........................................38
    Exemptions from the Investment

      Company Act of 1940..................................38                                 SEPTEMBER 3, 1998
    Additional Information.................................40
    Index to Financial Statements..........................41

    Appendix...............................................51                                MERRILL LYNCH & CO.

                    ----------------------------

    Form of Amended and Restated Agreement
      of Limited Partnership............................Ex. A

    Subscription Agreement..............................Ex. B

    =============================================================   ==============================================================
